UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

CUMMINS INC.

(Name of Registrant as Specified In Its Charter)

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Letter from our Chairman
To Cummins Shareholders:
After 10 years writing to you as Cummins’ Chairman and Chief Executive Officer, I am pleased to pen this one in my new capacity as Executive Chairman of Cummins. I trust you all saw the exciting news that in July 2022, we announced the appointment of Jennifer Rumsey to Chief Executive Officer and my transition to Executive Chairman. In her letter to you, Jennifer discusses the plans and opportunities she envisions to strengthen our enterprise, grow our business and reinforce our commitment to being a responsible global citizen.
When I took on the role of CEO a decade ago, I felt a solemn duty to build on the achievements and legacy of the great leaders who preceded me and to leave the company stronger than I found it: stronger financially, stronger in the eyes of customers and stronger strategically. I believe that the company is stronger in all those ways today and is positioned for success in a decarbonized world. I feel immense pride and gratitude for having the opportunity to be part of this great company’s success.
One of my greatest sources of optimism about our future is the strength of our leadership team. With Jennifer at the helm, the capability, expertise and diversity of our leadership team is unmatched. Jennifer is a once-in-a generation talent and the right leader for Cummins at this important time in our history. She uniquely understands our customers and business, having worked across many different parts of our company, and in every role, consistently delivering results. Most importantly, she is a principled leader who cares deeply about our stakeholders and lives Cummins’ values. We share a common vision for Cummins, and I am confident that Jennifer will lead Cummins into an even more prosperous future.
Jennifer is also just one example of the careful succession planning our Board undertakes to ensure continuity of leadership, and there are noteworthy messages embedded in her succession to CEO that I would like to share.
First is that talent, energy and dedication are recognized at Cummins and are rewarded with increased responsibility. Second, we are a continuous learning organization committed to providing the mentorship and training for our people to advance their careers and achieve their full potential. Third, we embrace diversity, equity and inclusion, and upward mobility is not constrained by gender or race. We are proud that Cummins is now one of 34 companies in the S&P 500 being led by a woman CEO, and I hope to see more companies added to that list soon. And fourth, there is value to refreshing leadership. Innovative ideas and fresh perspectives are necessary to navigate an already complex world.
Above all, we are committed to doing our part to address climate change, ensuring that our planet is still livable for our children and grandchildren. We have a long, and successful, history of embracing environmental challenges and leveraging them as an opportunity to innovate and drive growth in our business. Over the last 20 years, we have reduced emissions from our products by more than 90%. During that same period, our company has grown from $6.3 billion to $28.1 billion in revenue and significantly expanded our global presence.
Our Board of Directors and our management team are aligned on investing in the future of decarbonization and seizing the growth opportunity it presents for Cummins. In her letter, Jennifer covers in detail our initiatives and progress toward decarbonization. We are confident in our ability to play a leading role in bringing lower-carbon technologies to the commercial and industrial markets globally while generating strong returns due to the unique capabilities we have built over many years.
Cummins has a long legacy of delivering on our commitments. Our more than 73,600 dedicated employees around the world will enable our continued success through forward thinking, adaptability and focus.
I am grateful for the support of our shareholders, and I urge you to read this proxy statement and cast your vote. Your voice is important to us.
Sincerely,
Tom Linebarger
Executive Chairman Chairman of the Board Cummins Inc.

Letter from our President and Chief Executive Officer
To Cummins Shareholders:
Last year was an incredibly exciting one for Cummins and our stakeholders. I feel deeply honored to have been named our newest, and just the seventh, Chief Executive Officer of Cummins. My life and leadership have prepared me for this role at this critical period for Cummins and our planet. A focus on purpose, people and impact has shaped my career and will influence how I lead. With these guiding principles, I believe this moment of truth for our planet and society is Cummins’ time to shine.
I am grateful to my long-time mentor, Tom Linebarger, for his continuing guidance as Executive Chairman. Tom has been an extraordinary leader for Cummins and a true partner and coach to me. Over Tom’s ten-year tenure as CEO, our revenues have grown about 50% with a total return to shareholders of around 200%. Our financial strength, market position and key capabilities position us well to execute our Destination Zero strategy and achieve our goal of reaching net-zero emissions by 2050 while growing our business and delivering strong returns to our investors. Our leadership and Board of Directors share a common vision for the role our company plays in powering a more prosperous world.
Cummins powers some of the world’s most demanding and economically vital applications. Responding to the critical needs of our customers and addressing climate change requires innovation and focus across our entire business. We are advancing technology and reducing greenhouse gas emissions from engine-based and new power solutions while helping our customers choose the solution that is right for their application and optimize how they use our products.
Our business and environmental strategies are aligned to capture the growth opportunity that decarbonization presents for Cummins. In 2022, we articulated our strategy to drive growth across our business as a part of this decarbonization journey and have projected that by 2030 this work will generate revenues of $33-$35 billion in our base business, between $6-$13 billion in our New Power business, and $41-$46 billion in total for Cummins. Based on our 2030 targets, we expect to generate more than $30 billion in cash from operations and are committed to our long-term goal of returning 50% of that to shareholders over that time period. We are excited about the growth trajectory of the company and are focused on driving improved profitability throughout our business. Although there will certainly be risks through this energy transition, we have a proven track record of outsized growth in the segments we serve while delivering strong returns to shareholders.
While the biggest impact and opportunity we have is through our products, we are working to address climate change across all aspects of Cummins – improving our operations, developing new products, working closely with our customers and suppliers, and having a net positive impact on every community in which we do business. Connecting people to this powerful purpose is one of my key responsibilities as CEO. In order to strengthen the connection to our purpose, and reconnect employees with one another and our unique culture post-pandemic, Cummins leaders around the world held 415 interactive sessions that reached more than 37,000 employees in the first quarter of 2023 alone. The feedback we received was overwhelmingly positive; 89% rated their trust and confidence in the direction of the company as very high and expressed excitement about the future and strategy of Cummins. This focus on our people and keeping them at the center of all we do also extends to our customers and suppliers, communities, and of course, our shareholders.
In 2022, we made great progress in executing our Destination Zero strategy. To highlight just a few, we:
•
Completed the acquisition of Meritor, which will accelerate the development of economically viable decarbonized powertrain solutions. Meritor also delivers complementary synergies to our core business by expanding our product offerings, sales and service network and customer relationships.

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Finalized the acquisition of Jacobs Vehicle Systems to advance the engine braking and cylinder deactivation necessary to meet current and future emissions regulations, especially for medium and heavy-duty engines.

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Launched our industry-first fuel-agnostic powertrain platforms that help customers decarbonize today and make it easier to adopt alternative fuel types by featuring a series of engine versions that are derived from a common base engine, which means they have a high degree of parts commonality.

•
Unveiled our fourth-generation hydrogen fuel-cell engine, demonstrating the commercial viability of hydrogen as a solution for customers to decarbonize their profile.

•
Shared that Cummins, Chevron, and Walmart are working together to integrate Cummins X15N natural gas engine, powered by renewable natural gas, into Walmart’s heavy-duty truck fleet. Also announced collaborations with Daimler Truck North America and Scania to deliver fuel cell electric powertrains for heavy-duty truck applications.

•
Signed a memorandum of understanding with Tata Motors to collaborate on the design and development of low- and zero-emission power technologies for commercial vehicles in India, including the production of the B6.7 hydrogen internal combustion engine, part of the new fuel-agnostic platform.

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Invested in Germany-based VoltStorage to innovate new solutions for energy storage systems that are crucial to the conversion of conventional electric power to 100% renewable energy.

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Closed on Siemen’s Commercial Vehicles business, which provides critical components for the next generation of electric powertrains.

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Drove the commercialization of green hydrogen forward with the first U.S. electrolyzer manufacturing facility at our Fridley, Minnesota plant. Electrolysis is a leading hydrogen production pathway to zero greenhouse emissions, and Cummins now has electrolyzer manufacturing capabilities in the U.S., Belgium, Canada with two new factories in Spain and China underway.

•
Continued to reduce our own carbon footprint with our second largest solar farm at our Rocky Mountain Engine Plant in North Carolina. To date, we have completed 51 solar array installations at locations around the world from North America to Australia.

This list reflects the significant investments we have made to position Cummins to meet our evolving customer needs. We did this while navigating numerous supply chain and operational challenges and delivering record revenue of $28.1 billion; earnings per share of $15.12; net income of $2.2 billion; and EBITDA of $3.8 billion* in 2022 – a testament to the capability and dedication of our employees.
People are at the center of our success, and it is our more than 73,600 employees who power innovation across Cummins. I share Tom’s commitment to forward thinking in how we continue to attract, build and retain the best talent. We do that through two distinct ways: investing in leadership and development opportunities and creating environments where we harness the diverse perspectives of employees to solve complex challenges. These are key elements of our strategy and a competitive advantage that contribute to our continued success and growth.
Embedding Diversity, Equity and Inclusion (DE&I) into the fabric of our company starts at the top, and as CEO, I want to reinforce that this work is critical to our success as a business and deeply personal to me. While there is more to be done, the diversity of our Cummins Leadership Team – my direct team members – has increased in several areas. Nearly half of the Cummins Leadership Team are women, and 40% are people of color, which includes Black and Asian representation. In addition, three of the five Cummins business segments are led by women. We cover more specifics on our representation aspirational goals and progress in the Compensation Discussion and Analysis section of this proxy.
The health of our communities affects the health of our people and business. Since Cummins’ inception in 1919, we have worked across a wide variety of community initiatives, finding opportunities that leverage the unique skills of our colleagues worldwide. In 2022, more than 70% of our employees volunteered in their communities, contributing 292,188 hours of their time and energy. Employee-led engagement is complemented by our focused effort on three global strategic priorities.
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Advocating for equitable educational systems and high-quality learning environments. High quality education leads to strong social and economic outcomes for students, a skilled workforce for employers and vibrant, prosperous Cummins communities. Among many Cummins education initiatives is Cummins TEC: Technical Education for Communities, a global strategic program to build technical vocational skills through school-based, industry-supported skills training leading to living wage jobs.

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Increasing opportunity and equity. Cummins has a deep commitment to removing barriers for those who have historically been denied access to opportunity, including racial and ethnic minorities, women, people with disabilities, economically disadvantaged, immigrants and refugees, and the LGBTQ community. Cummins Powers Women is our commitment to creating large-scale change in the lives of women and girls globally. CARE: Cummins Advocating for Racial Equity unites Cummins employees and our communities around dismantling institutional racism and creating systemic equity in the U.S.

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Creating net positive impact and near zero local environmental footprint. Cummins will make a net positive environmental impact in our communities through volunteerism and partnerships, which means that our positive impact will be greater than our local environmental footprint. Among many programs to achieve Cummins’ environmental goals, Cummins Water Works is a global strategic program to strengthen communities through sustainable water and to address the global water crisis.

As we move forward into 2023 and beyond, we will leverage our expertise to develop more sustainable solutions that support our customers’ success, positively impact our communities and protect our planet for future generations. We will also realize continued growth and strong returns by executing our strategy and delivering results for all of our stakeholders. This is an incredible opportunity and responsibility, and there is no company better positioned to make a lasting impact.
Sincerely,
Jennifer Rumsey
President and Chief Executive Officer Cummins Inc.

*
See Annex A for reconciliation of GAAP to non-GAAP measures referenced in this section.

500 Jackson Street, Box 3005, Columbus, Indiana 47202-3005
NOTICE OF 2023
ANNUAL MEETING OF
SHAREHOLDERS
To Our Shareholders:
NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of the Shareholders of Cummins Inc. will be held virtually on Tuesday, May 9, 2023, at 11:00 a.m. Eastern Time, for the following purposes:
1.
to elect the twelve nominees named in the attached proxy statement as directors for the ensuing year;

2.
to consider an advisory vote on the compensation of our named executive officers;

3.
to consider an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers;

4.
to ratify the appointment of PricewaterhouseCoopers LLP as our auditors for 2023;

5.
to approve the Cummins Inc. Employee Stock Purchase Plan, as amended;

6.
to consider a proposal from a shareholder regarding an independent chairman of the board;

7.
to consider a proposal on behalf of three shareholders regarding linking executive compensation to achieving 1.5°C emissions reductions; and

8.
to transact any other business that may properly come before the meeting or any adjournment thereof.

The Annual Meeting of Shareholders will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically. We believe a virtual meeting allows broader access by our shareholders and other parties without restricting participation while also reducing the environmental impact and cost of conducting the meeting.
Only shareholders of our Common Stock of record at the close of business on March 7, 2023, are entitled to notice of, and to vote at, the meeting.
If you do not expect to be present virtually at the meeting, you are urged to vote your shares by telephone, via the Internet, or by completing, signing and dating the enclosed proxy card and returning it promptly in the envelope provided.
You may revoke your proxy card at any time before the meeting. Except with respect to shares attributable to accounts held in the Cummins Retirement and Savings Plans, any shareholders entitled to vote at the annual meeting who attend the meeting will be entitled to cast their votes electronically during the meeting.
SHARON R. BARNER,
Secretary
March 27, 2023
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2023 ANNUAL SHAREHOLDER MEETING TO BE HELD ON MAY 9, 2023:
the Annual Report and Proxy Statement are available at www.proxyvote.com
DATE May 9, 2023
TIME 11:00 a.m. Eastern Time
RECORD DATE March 7, 2023
VOTING
BY THE INTERNET Visit the website noted on your proxy card to vote online
BY TELEPHONE Use the toll-free telephone number on your proxy card to vote by telephone
BY MAIL Sign, date, and return your proxy card in the enclosed envelope to vote by mail.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION
Information provided in this proxy statement that is not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our forecasts, guidance, preliminary results, expectations, hopes, beliefs and intentions on strategies regarding the future. These forward-looking statements include, without limitation, statements relating to our plans and expectations for our revenues and EBITDA. Our actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including, but not limited to: any adverse results of our internal review into our emissions certification process and compliance with emission standards; increased scrutiny from regulatory agencies, as well as unpredictability in the adoption, implementation and enforcement of emission standards around the world; changes in international, national and regional trade laws, regulations and policies; changes in taxation; global legal and ethical compliance costs and risks; evolving environmental and climate change legislation and regulatory initiatives; future bans or limitations on the use of diesel-powered products; failure to successfully integrate and / or failure to fully realize all of the anticipated benefits of the acquisition of Meritor, Inc.; raw material, transportation and labor price fluctuations and supply shortages; any adverse effects of the conflict between Russia and Ukraine and the global response (including government bans or restrictions on doing business in Russia); aligning our capacity and production with our demand; the actions of, and income from, joint ventures and other investees that we do not directly control; large truck manufacturers’ and original equipment manufacturers’ customers discontinuing outsourcing their engine supply needs or experiencing financial distress, or change in control; product recalls; variability in material and commodity costs; the development of new technologies that reduce demand for our current products and services; lower than expected acceptance of new or existing products or services; product liability claims; our sales mix of products; failure to complete, adverse results from or failure to realize the expected benefits of the separation of our filtration business; our plan to reposition our portfolio of product offerings through exploration of strategic acquisitions and divestitures and related uncertainties of entering such transactions; increasing interest rates; challenging markets for talent and ability to attract, develop and retain key personnel; climate change, global warming, more stringent climate change regulations, accords, mitigation efforts, greenhouse gas (GHG) regulations or other legislation designed to address climate change; exposure to potential security breaches or other disruptions to our information technology environment and data security; political, economic and other risks from operations in numerous countries including political, economic and social uncertainty and the evolving globalization of our business; competitor activity; increasing competition, including increased global competition among our customers in emerging markets; failure to meet environmental, social and governance (ESG) expectations or standards, or achieve our ESG goals; labor relations or work stoppages; foreign currency exchange rate changes; the performance of our pension plan assets and volatility of discount rates; the price and availability of energy; continued availability of financing, financial instruments and financial resources in the amounts, at the times and on the terms required to support our future business; and other risks detailed from time to time in our SEC filings, including particularly in the Risk Factors section of our 2022 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this proxy statement and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the SEC, which are available at http://www.sec.gov or at http://www.cummins.com in the Investor Relations section of our website.
Website references and links to websites included in this proxy statement are provided solely for convenience purposes. Content on the websites, including content on our company website, is not, and shall not be deemed to be, part of this proxy statement or incorporated by reference herein.

 PROXY STATEMENT FOR 2023
ANNUAL SHAREHOLDERS MEETING
Generally
We are furnishing this proxy statement in connection with the solicitation by our Board of Directors of proxies to be voted at our 2023 Annual Meeting of Shareholders to be held on Tuesday, May 9, 2023, and at any adjournment thereof, which we refer to as our “Annual Meeting.” This proxy statement, together with the enclosed proxy card, is first being made available to our shareholders on or about March 27, 2023.
Holders of our Common Stock of record at the close of business on March 7, 2023 are entitled to vote at the Annual Meeting. On that date there were issued and outstanding 141,539,731 shares of Common Stock, each of which is entitled to one vote on each matter submitted to a shareholder vote at the Annual Meeting.
Each share of Common Stock represented by a properly executed and delivered proxy card will be voted at the Annual Meeting in accordance with the instructions indicated on that proxy card, unless such proxy card has been previously revoked. If no instructions are indicated on a signed proxy card, the shares represented by such proxy card will be voted as recommended by our Board.
A shareholder may revoke his or her proxy card at any time before the Annual Meeting by delivering to our Secretary written notice of such revocation. This notice must include the number of shares for which the proxy card had been given and the name of the shareholder of such shares as it appears on the stock certificate(s), or in book entry form on the records of our stock transfer agent and registrar, Broadridge Corporate Issuer Solutions, Inc., evidencing ownership of such shares. In addition, except with respect to shares attributable to accounts held in the Cummins Retirement and Savings Plans (the “Cummins RSPs”), any shareholder who has executed a proxy card but is present virtually at the Annual Meeting will be entitled to cast his or her vote electronically instead of by proxy card, thereby canceling the previously executed proxy card.
Participants in the Cummins RSP who hold shares of Common Stock in their account and provide voting instructions to the trustee with respect to such shares will have their shares voted by the trustee as instructed. Such participants will be considered named fiduciaries with respect to the shares allocated to their accounts solely for purposes of this proxy solicitation. If no voting instructions are provided, shares held in the accounts will be voted in the same manner and proportion as shares with respect to which valid voting instructions were received. Any instructions received by the trustee from participants regarding their vote shall be confidential. Cummins RSP participants may attend the Annual Meeting virtually but cannot vote the shares in their Cummins RSP accounts at the Annual Meeting.
Information About the Virtual Annual Meeting
Attendance and Participation
Our virtual Annual Meeting will be conducted on the Internet via live webcast. You will be able to participate online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CMI2023. Shareholders will be able to vote their shares electronically during the Annual Meeting. We believe a virtual meeting allows broader access by our shareholders and other parties without restricting participation while also reducing the environmental impact and cost of conducting the meeting.
To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or your voting instruction form. The Annual Meeting will begin promptly at 11:00 a.m. Eastern Time. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 10:45 a.m. Eastern Time.
The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong

Internet connection wherever they intend to participate in the Annual Meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.
Questions
Following adjournment of the formal business of the Annual Meeting, the Chief Executive Officer (CEO), Jennifer Rumsey, will give a presentation about the company’s business. At the conclusion of this presentation, the company will address appropriate general questions from shareholders regarding the company. We may also respond to questions on an individual basis or by posting answers on our Investor Relations website after the meeting. Shareholders eligible to vote may submit questions to the CEO by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/CMI2023, typing a question into the “Ask a Question” field, and clicking “Submit.” Your question or comment should be addressed to the CEO, who will either respond or refer it to others as appropriate. Time permitting, the CEO will attempt to answer as many questions as possible. It will help us if questions are succinct and cover only one topic per question. Questions from multiple shareholders on the same topic or that are otherwise related may be grouped, summarized and answered together. If there are any matters of individual or personal concern to a shareholder and not of general concern to all shareholders, or if a question posed was not otherwise answered, such matters may be raised separately after the Annual Meeting by contacting Investor Relations at www.cummins.com. Recording of the Annual Meeting is prohibited. A webcast playback, including responses to shareholder questions, will be available at www.virtualshareholdermeeting.com/CMI2023 24 hours after the completion of the meeting.
Technical Difficulties
Technical support, including related technical support phone numbers, will be available on the virtual meeting platform at www.virtualshareholdermeeting.com/CMI2023 beginning at 10:45 a.m. Eastern Time on May 9, 2023 through the conclusion of the Annual Meeting.

IMPORTANT: If you hold your shares in a brokerage account, you should be aware that, due to New York Stock Exchange, or NYSE, rules, if you do not affirmatively instruct your broker how to vote within 10 days prior to our Annual Meeting, your broker will not be permitted to vote your shares (i) for the election of directors; (ii) on the advisory vote on the compensation of our named executive officers; (iii) on the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers; (iv) on the Cummins Inc. Employee Stock Purchase Plan, as amended; (v) on the shareholder proposal regarding an independent chairman of the board; or (vi) on the shareholder proposal regarding linking executive compensation to achieving 1.5°C emissions reductions. Therefore, you must affirmatively take action to vote your shares at our Annual Meeting. If you do not affirmatively vote your shares, your shares will not be voted (i) for the election of directors; (ii) on the advisory vote on the compensation of our named executive officers; (iii) on the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers; (iv) on the Cummins Inc. Employee Stock Purchase Plan, as amended; (v) on the shareholder proposal regarding an independent chairman of the board; or (vi) on the shareholder proposal regarding linking executive compensation to achieving 1.5°C emissions reductions.

PROXY SUMMARY	CUMMINS 2023 PROXY	1
PROXY SUMMARY
This summary highlights selected information contained in this proxy statement, but it does not contain all the information you should consider. We urge you to read the whole proxy statement before you vote. This proxy statement is being made available to shareholders on or about March 27, 2023.
WE WILL BE VOTING ON THE FOLLOWING MATTERS:
Agenda Item		Voting Recommendation	More Information
1.	Election of twelve directors nominated by Cummins’ Board	FOR EACH NOMINEE	Page 16
2.	Advisory vote on the compensation of our named executive officers	FOR	Page 73
3.	Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers	SUBMITTED EVERY YEAR	Page 74
4.	Ratification of independent public accountants	FOR	Page 75
5.	Approval of the Cummins Inc. Employee Stock Purchase Plan, as amended	FOR	Page 79
6.	Shareholder proposal regarding an independent chairman of the board	AGAINST	Page 81
7.	Shareholder proposal regarding linking executive compensation to achieving 1.5°C emissions reductions	AGAINST	Page 85
			Committee Memberships
	Age	Director Since	Audit	Talent and Comp	Finance	Governance	Safety Environment and Tech
JENNIFER W. RUMSEY President and Chief Executive Officer, Cummins Inc.	49	2022
N. THOMAS LINEBARGER Chairman of the Board and Executive Chairman, Cummins Inc.	60	2009
GARY L. BELSKE Retired Deputy Managing Partner and Chief Operating Officer, Ernst & Young	66	2022	*
ROBERT J. BERNHARD Vice President for Research and Professor in the Department of Aerospace and Mechanical Engineering, University of Notre Dame	70	2008
BRUNO V. DI LEO Managing Director, Bearing-North LLC	66	2015
STEPHEN B. DOBBS Retired Senior Group President, Fluor Corporation	66	2010
CARLA A. HARRIS Senior Client Advisor, Morgan Stanley	60	2021
THOMAS J. LYNCH Chairman, TE Connectivity Ltd	68	2015
WILLIAM I. MILLER President, The Wallace Foundation	66	1989
GEORGIA R. NELSON Retired President and CEO, PTI Resources, LLC	73	2004
KIMBERLY A. NELSON Retired Senior Vice President, External Relations, General Mills, Inc.	60	2020
KAREN H. QUINTOS Retired Chief Customer Officer, Dell Technologies Inc.	59	2017
 Chair      Member

*
Cummins expects that Mr. Belske will assume the role of Chair of the Audit Committee immediately following the Annual Meeting.

2	CUMMINS 2023 PROXY	PROXY SUMMARY
Our 2022 Performance*
In 2022, our revenues reached a record $28.1 billion. Excluding Meritor, Inc. (“Meritor”), the acquisition of which was completed on August 3, 2022, revenues were $26.2 billion, 9 percent higher than 2021. Sales in North America increased 18 percent and international revenues decreased 2 percent compared to 2021, as strong demand across all global markets were partially offset by a market slowdown in China, as well as Russia, where operations have been suspended indefinitely. While we saw strong demand in most of our major markets, the ongoing supply chain disruptions resulted in a collective inability to meet end-user demand, as well as elevated freight, labor and logistics costs, impacting our profitability. We have worked diligently to leverage our global footprint to ensure that we meet the needs of our customers while still delivering solid financial results.
For the full year, our earnings per share (EPS) was $15.12, up from $14.61 in 2021. The 2022 reported EPS includes the impact of costs related to the indefinite suspension of operations in Russia ($0.72 per diluted share), the costs related to the acquisition, integration and purchase accounting impact of Meritor ($0.67 per diluted share), and the costs related to the separation of the Filtration business ($0.45 per diluted share). The solid financial performance was made possible by our employees, who worked tirelessly to support our customers and manage through supplier shutdowns, part shortages and extended lead times.
Key business highlights include:

*
See Annex A for reconciliation of GAAP to non-GAAP measures referenced in this section.

PROXY SUMMARY	CUMMINS 2023 PROXY	3
Composition of the Board

BOARD INDEPENDENCE AND DIVERSITY
Our Board represents a balance of longer-tenured members with in-depth knowledge of our business and newer members who bring valuable additional attributes, skills and experience. Eleven of our thirteen directors are independent and provide strong oversight of our long-term strategy. We believe that directors with different backgrounds and experiences makes our boardroom and our company stronger. Robert K. Herdman will be retiring from the Board and not standing for reelection at our Annual Meeting. Accordingly, our Board will consist of 12 directors following the conclusion of the Annual Meeting.

QUALIFICATIONS, SKILLS AND EXPERIENCE
Our Board embodies a broad and diverse set of qualifications, skills and experiences as illustrated below.

4	CUMMINS 2023 PROXY	PROXY SUMMARY
Corporate Governance Highlights
We long have believed that good corporate governance is important in ensuring that we are managed for the long-term benefit of our shareholders.

Board Leadership
•
Annual assessment and determination of Board leadership structure

•
Newly appointed Lead Director has a strong role and significant governance duties, including chair of Governance & Nominating Committee and of all executive sessions of independent directors

Board Accountability
•
All directors are elected annually via majority voting standard

•
Our Board has adopted proxy access, shareholder right to call special meetings, and shareholder right to amend by-laws

Board Evaluation and Effectiveness
•
Board evaluation process led by Lead Director and facilitated by either Lead Director, Chief Legal Officer or third party (at discretion of Lead Director); facilitator schedules feedback call with each Board member annually; recommends any improvements or enhancements derived from evaluations

•
Annual feedback and evaluation session by each Committee Chair with its members on Committee performance; recommends any Committee improvements or enhancements

Board Oversight of Risk & ESG
•
Our Board and its Committees exercise robust oversight of the company’s enterprise risk management program with dedicated time to review the top tier risks at every regular Board meeting

•
Our Board or its Committees review ESG strategies, risks and progress with dedicated time at every regular Board meeting

Shareholder Engagement
•
Board members routinely meet with top shareholders for conversations focused on our Board’s skill set and refreshment and its oversight of a variety of topics including company strategy, growth, risk management, governance and ESG issues

Board Refreshment and Diversity
•
7 new directors added to Board since 2015 and 10 new directors since 2008

•
Board members represent diverse perspectives, including 5 female directors, 2 African-American directors and 1 director from Latin America

2022 Recognition Highlights
Our practices and policies have earned Cummins recognition on a range of issues.

NAMED TO THE 2022 S&P DOW JONES INDICES OF THE WORLD’S MOST SUSTAINABLE COMPANIES FOR A SECOND CONSECUTIVE YEAR AND TO THE GROUP’S 2022 NORTH AMERICAN INDEX FOR A 16TH CONSECUTIVE YEAR.	RANKED NO. 4 ON FORBES’ 2022 LIST OF THE BEST EMPLOYERS FOR DIVERSITY, UP FROM NO. 41 IN THE MAGAZINE’S 2021 RANKING.

NAMED FOR A 16TH CONSECUTIVE YEAR TO THE 2023 WORLD’S MOST ETHICAL COMPANIES LIST BY THE ETHISPHERE INSTITUTE, A LEADER IN ADVANCING ETHICAL BUSINESS PRACTICES .	RANKED NO. 27 ON INVESTOR’S BUSINESS DAILY’S 2022 100 BEST ESG COMPANIES LIST FOR PERFORMANCE ON ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS.

NAMED TO BARRON’S 2023 LIST OF AMERICA’S 100 MOST SUSTAINABLE PUBLICLY HELD COMPANIES
RANKED NO. 67 AND NO. 1 IN THE COMMERCIAL VEHICLE AND MACHINERY CATEGORY IN JUST CAPITAL’S 2023 JUST 100 LIST OF AMERICA’S MOST JUST COMPANIES. THE LIST POLLS AMERICANS ON THEIR PRIORITIES IN JUST BUSINESS BEHAVIOR AND THEN RANKS THE COUNTRY’S LARGEST COMPANIES AGAINST THOSE PRIORITIES.

PROXY SUMMARY	CUMMINS 2023 PROXY	5
Executive Compensation
ADVISORY VOTE ON EXECUTIVE COMPENSATION
Our long-term success depends on our ability to attract, motivate, focus and retain highly talented individuals committed to Cummins’ vision, strategy and corporate culture. To that end, our executive compensation program is designed to link our executives’ pay to their individual performance, to Cummins’ annual and long-term performance and to successful execution of Cummins’ business strategies. We also use our executive compensation program to encourage high-performing executives to remain with us over the course of their careers.
We believe the compensation packages for our Named Executive Officers reflect their extensive management experience, continued high performance, and exceptional service to Cummins. We also believe our compensation strategies have been effective in attracting executive talent and promoting performance and retention.
EXECUTIVE COMPENSATION PRINCIPLES
We believe the level of compensation received by executives should be closely tied to our corporate financial and stock price performance. This principle is apparent in the design of our executive compensation program and in the specific compensation packages we award.
In addition to aligning our executives’ pay with performance, we follow several other principles when designing and implementing our executive compensation program.
• market positioning	• pay at risk	• simple and transparent
• short-term/long-term mix	• retention	• alignment with shareholders’ interests
EXECUTIVE COMPENSATION ELEMENTS
Compensation Element	Form of Payment	Performance Metrics	Rationale
Base salary	Cash	Individual Performance	Market-based to attract and retain skilled executives. Designed to recognize scope of responsibility, individual performance and experience.
Annual bonus	Cash	Return on Average Net Assets (ROANA)	Rewards operational performance. ROANA balances growth, profitability and asset management.
Long-term incentive compensation	Performance cash (30%) and Performance shares (70%)	Return on Invested Capital (ROIC), weighted at 80% and EBITDA, weighted at 20% over a three-year period	ROIC and EBITDA provide an incentive for profitable growth and correlate well with shareholder value.

6	CUMMINS 2023 PROXY	PROXY SUMMARY
TARGET COMPENSATION MIX
We believe the compensation of our most senior executives should be based on Cummins’ overall performance. Every executive’s pay is tied to the same financial metrics and a significant amount of their pay is incentive-based and therefore at risk.
TARGET TOTAL DIRECT COMPENSATION MIX – FISCAL YEAR 2022

CORPORATE GOVERNANCE	CUMMINS 2023 PROXY	7
CORPORATE
GOVERNANCE
We long have believed that good corporate governance is important in ensuring that we are managed for the long-term benefit of our shareholders. We regularly engage with our shareholders to understand their expectations. We also benchmark our governance structure and policies against industry best practices and the practices of other comparable public companies. Our corporate governance principles, charters for each of our Board’s Audit, Talent Management and Compensation and Governance and Nominating Committees, our code of business conduct and our by-laws, along with certain other corporate governance documents, are available on our website, www.cummins.com, and are otherwise available in print to any shareholder who requests them from our Secretary.
Corporate Governance Overview

Director Independence
•
10 of 12 director nominees are independent

•
5 fully independent Board Committees: Audit; Talent Management & Compensation; Governance & Nominating; Finance; and Safety, Environment & Technology

Board Leadership
•
Annual assessment and determination of Board leadership structure

•
Annual election of independent Lead Director whenever Chairman/CEO roles are combined or when the Chairman is not independent

•
Lead Director has a strong role and significant governance duties, including chair of Governance & Nominating Committee and of all executive sessions of independent directors

•
Executive Chairman who acts as Chairman of the Board of Directors and oversees the Board’s activity, including running the meetings, maintaining good relations, aiding CEO transition and working with the CEO and the Lead Director to create agendas.

Board Accountability
•
Annual election of all directors via majority voting standard

•
Shareholder right to call special meetings (10% of voting power threshold)

•
Proxy access for director nominees available to a shareholder, or group of up to 20 shareholders, holding a total of at least 3% of our common stock for at least 3 years

•
Shareholder right to unilaterally amend the by-laws (upon a majority vote)

Board Evaluation and Effectiveness
•
Detailed Board and Committee evaluation process coordinated by our Lead Director and Governance and Nominating Committee Chair

•
Board evaluation process led by Lead Director and facilitated by either Lead Director, Chief Legal Officer or third party (at discretion of Lead Director); facilitator schedules feedback call with each Board member annually; recommends any improvements or enhancements derived from evaluations

•
Annual feedback and evaluation session by each Committee Chair with its members on Committee performance; recommends any Committee improvements or enhancements

•
Annual two-way feedback and evaluation sessions by Chairman with each director

•
Annual independent director evaluation of Chairman and CEO

Board Oversight of Risk and ESG
•
The Board and its Committees exercise robust oversight of the company’s enterprise risk management program with dedicated time at every regular Board meeting

•
Top tier risks are assigned to members of the Cummins Leadership Team

•
Board and its Committees provide strong oversight of ESG risks and opportunities including at least one annual review by full Board of ESG strategy and challenges and detailed reviews in the designated committees

Shareholder Engagement
•
Board members routinely meet with top shareholders for conversations focused on our Board’s skill set and refreshment and its oversight of a variety of topics including company strategy, growth, risk management, governance and ESG issues

Board Refreshment and Diversity
•
7 new directors added to Board since 2015; 10 new directors since 2008

•
Board members represent diverse perspectives, including 5 female directors, 2 African-American directors and 1 director from Latin America

•
Goal of rotating Committee assignments every 3 to 5 years

•
Mandatory director retirement age

Director Engagement
•
All of the directors attended 75% or more of the aggregate number of meetings of our Board and the Committees on which they served during 2022

•
Limits on director/CEO membership on other public company boards

•
Our directors routinely visit company locations without our CEO present to interact directly with managers and employees; in 2018-2019, individual directors visited 13 different locations in China, India, Australia and the United States; we suspended these in-person visits in 2020 and 2021 due to the ongoing global pandemic, except that one of our directors visited Spain in 2021 for the launch of a new company partnership. In 2022, 6 individual directors visited 4 different locations in the United States.

Clawback and Anti-Hedging Policies
•
Clawback policy permits us to recoup certain compensation payments in the event any of our financial statements are required to be materially restated resulting from the fraudulent actions of any officer or the non-fraudulent or individual behavioral actions of Section 16 officers resulting in reputational harm

•
Directors and officers prohibited from engaging in any pledging, short sales or hedging investments involving our common stock

8	CUMMINS 2023 PROXY	CORPORATE GOVERNANCE
Additional Governance Features
Director Selection and Board Refreshment
It is a top priority of our Board and our Governance and Nominating Committee that our directors have the skills, background and values to effectively represent the long-term interests of our shareholders and other stakeholders. Throughout the year, our Board reviews a matrix of the qualifications, skills and experience that we believe our Board needs to have and discusses whether there are any gaps that need to be filled that will improve our Board’s performance. We assess potential new director candidates in light of the matrix and whether they possess the qualifications, skills and experience needed by our Board. When we identify potential new director candidates, we review extensive background information compiled by our professional search firm, evaluate their references, consider their prior board experience and conduct virtual and in-person interviews.
We also focus on board refreshment because we believe that new perspectives and ideas are essential for an innovative and strategic board. Since 2015, we have added seven new directors to our Board. Board members also represent diverse perspectives, including five female directors, two African-American directors and one director from Latin America.
The Governance and Nominating Committee routinely reviews the Board’s committee assignments with a goal of rotating membership on committees every three to five years. The committee assignments were most recently rotated in May 2020. Our Board will continue to review and refresh the skills, qualifications and experiences that our Board needs to have to serve the long-term interests of our shareholders.
As required by our corporate governance principles, our Governance and Nominating Committee must recommend director nominees such that our Board is comprised of a substantial majority of independent directors and possesses a variety of experience and backgrounds, including those who have substantial experience in the business community, those who have substantial experience outside the business community (such as public, academic or scientific experience) and those who will represent our stakeholders as a whole rather than special interest groups or individual constituencies.
Each candidate must have sufficient time available to devote to our affairs and be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of his or her responsibilities, including being able to represent the best long-term interests of all of our shareholders and other stakeholders. Each candidate also should possess substantial and significant experience that would be of particular importance to us in the performance of his or her duties as a director. The Committee does not intend to alter the manner in which it evaluates candidates, including the foregoing criteria, based on whether or not the candidate was recommended by a shareholder.
Importance of Diversity
One of our core values is diversity, equity and inclusion. In evaluating candidates for our Board, our Governance and Nominating Committee considers only potential directors who share this value, as well as our other core values of integrity, caring, excellence and teamwork. As reflected in our corporate governance principles, we are committed to equal employment opportunities in assembling our Board. We believe that directors with different backgrounds and experiences make our boardroom and our company stronger. As our Committee considers possible directors, it seeks out candidates who represent the diverse perspectives of all of our stakeholders. We believe our Board has been effective in assembling a highly-qualified, diverse group of directors. Our slate of director nominees for this Annual Meeting has five female directors, two African-American directors and one director from Latin America. We will continue to identify opportunities to enhance our Board diversity as we consider future candidates.

•
We believe that directors with different backgrounds and experiences makes our boardroom and our company stronger.

•
Our slate of director nominees for this Annual Meeting has five female directors, two African-American directors and one director from Latin America

CORPORATE GOVERNANCE	CUMMINS 2023 PROXY	9
Shareholder Outreach
We believe that meaningful corporate governance should include regular conversations between our directors and our shareholders. Our Board members routinely meet with shareholders for conversations focused on our Board’s skill set and refreshment and its oversight of a variety of topics, including company strategy, growth, risk management and ESG issues. In addition, our Corporate Secretary held discussions in 2022 with several top investors to capture their input on governance matters and practices. We capture the feedback from these sessions and present it to the full Board for its consideration.
Succession Planning
CEO and leadership succession planning is one of our Board’s most important responsibilities. Many times throughout the year, our full Board discusses succession planning for our CEO and other critical leaders of the company. At least once a year, our Board dedicates itself to examining the succession plans for our complete leadership team.
Sustainability and ESG
Sustainability is not new to Cummins. For several decades both sustainability and efforts related to environmental, social, and governance issues (ESG) have been critical elements of our long term business and growth strategies. Well before “ESG” entered the general lexicon, Cummins was focused on producing engines that reduced the environmental impact, supported healthier communities and embraced diversity and inclusion among our values. With these principles embedded in everything we do, our ESG strategy is our business strategy. With the support and oversight of our Board, we continue our focus on sustainability, which includes our efforts related to ESG. We ensure Board oversight of our top ESG risks and opportunities in the following committees depending upon the topic: Talent Management and Compensation Committee; Safety, Environmental and Technology Committee; Audit Committee and the Governance and Nominating Committee. We also review the ESG Strategy

10	CUMMINS 2023 PROXY	CORPORATE GOVERNANCE
and progress with the full Board at least once per year. The company’s Executive Director, Global Risk, provides accountability over ESG strategic direction and serves as a primary point of contact for the Board and the Cummins executive management team. Below is a summary of our achievements over the past 12 months:
2022 ESG ACHIEVEMENTS

•
Rolled out Destination Zero, our product decarbonization strategy, maintaining carbon reduction is a growth opportunity for Cummins. The company made several key acquisitions, including Meritor and its eAxle technology for electric power applications.

•
Introduced hydrogen fueled internal combustion engines, increasing customer options to cut carbon, and unveiled fuel agnostic engines, a design with a high degree of parts commonality that can be optimized for a low-carbon fuel.

•
Entered 10 partnerships, collaborations, or joint ventures to reduce carbon, including an initiative with Daimler Truck North America to test Cummins’ hydrogen fuel cell powertrains in heavy duty trucking.

•
Opened a new hydrogen fuel cell systems production plant in Germany, and broke ground on a plant to make electrolyzers in Spain. Announced plans to begin producing electrolyzers in the U.S. at a company facility in Minnesota.

•
Issued its first update on the company’s 2030 environmental goals, reporting progress on reducing water use, waste production and greenhouse gas emissions from both products and facilities.

•
To recognize extraordinary efforts in recent years and encourage employee retention, Cummins approved a one-time employee recognition bonus. To meet demand for work flexibility, the company significantly increased jobs classified as remote and hybrid.

•
The Cummins Water Works initiative celebrated its first anniversary. Working with groups such as water.org and The Nature Conservancy, it helped more than 500,000 people gain access to sustainable water supplies.

•
The “It’s OK” campaign at Cummins marked its second anniversary championing awareness and action around mental wellness. Introduced at the height of the pandemic, it maintains mental wellness is an integral part of anyone’s overall well-being.

•
To address the strategic and operational challenges of 2022, our Board and its committees held more than a dozen meetings with enhanced time devoted to strategic oversight, enterprise risk management and ESG topics.

•
Published the Company’s first stand-alone Human Capital Management report to detail the Company’s efforts to recruit, develop, retain and reward the employees necessary to ensure the Company can meet the challenges of today and tomorrow.

As a result of our efforts on ESG, Cummins received multiple rewards and recognitions including having our ESG rating elevated to AAA, the highest rating possible, by Morgan Stanley Capital International (MSCI). The MSCI ratings upgrade accompanied other strong ratings for environmental, social and governance excellence, including a 2022 gold medal for sustainability achievement from EcoVadis, a leading provider of business sustainability ratings, and one of the best performing ESG companies rated by Sustainalytics, a global leader in ESG research and data.
To learn more about the company’s sustainability efforts, go to the company’s ESG web page at https://www.cummins.com/company/esg. Websites disclosed herein are not incorporated into this proxy statement by reference.

CORPORATE GOVERNANCE	CUMMINS 2023 PROXY	11
Independence
Ten of our twelve director nominees qualify as independent directors within the meaning of the rules adopted by the Securities and Exchange Commission, or SEC, and the corporate governance standards for companies listed on the NYSE. Our Board has adopted independence standards that meet or exceed the independence standards of the NYSE, including categorical standards to assist the Governance and Nominating Committee and our Board in evaluating the independence of each director. The categorical standards are included in our corporate governance principles, which are available on our website at www.cummins.com. A copy also may be obtained upon written request.
Following a discussion and applying the standards referenced above, the Governance and Nominating Committee of our Board determined that all director nominees standing for election, except Jennifer W. Rumsey, our President and Chief Executive Officer, and N. Thomas Linebarger, our Chairman of the Board and Executive Chairman, qualify as independent. Based on the recommendation of the Committee, our full Board approved this conclusion.
Leadership Structure
Our corporate governance principles describe in detail how our Board must conduct its oversight responsibilities in representing and protecting our company’s stakeholders. As stated in the principles, our Board has the freedom to decide whom our Chairman and Chief Executive Officer should be based solely on what it believes is in the best interests of our company and its shareholders. The roles of our Chairman and Chief Executive Officer were separated in August 2022, when Mr. Linebarger ended his term as Chief Executive Officer, continuing to serve as our Chairman of the Board and Executive Chairman, and Ms. Rumsey’s succession of Mr. Linebarger as President and Chief Executive Officer. Currently, our Board believes it is in the best interests of our company for the roles of our Chairman and Chief Executive Officer to be separated and to continue to appoint a Lead Director from among our independent directors.
Our Board believes that this leadership structure, with Mr. Linebarger as Chairman of the Board and Executive Chairman and Ms. Rumsey as Chief Executive Officer, currently provides continuity for our Board and its vision for our company and facilitates our Board’s efficient and effective functioning.
Our Board evaluates its policy on whether the roles of our Chairman of the Board and Chief Executive Officer should be combined on an annual basis. In doing so, our Board considers the skills, experiences and qualifications of our then-serving directors (including any newly elected directors), the evolving needs of our company, how well our leadership structure is functioning and the views of our shareholders.
Based on its review of our leadership structure, our Board continues to believe that Mr. Linebarger, our Executive Chairman, is the person best qualified to serve as our Chairman of the Board given his history in executive positions with our company and his skills and experience in the industries in which we operate. We appointed Thomas J. Lynch as the Board’s independent Lead Director at the 2022 Annual Meeting of shareholders. Mr. Lynch is actively involved in setting and approving the Board’s agendas and focus and works to create a collaborative atmosphere that leverages the strengths of our diverse Board and encourages directors to actively question management when necessary and seeks to ensure that our Board is receiving the information necessary to complete its duties. The Lead Director also regularly meets with other directors and members of senior management outside of the regularly scheduled Board meetings to ensure that our Board is functioning effectively and to identify areas of potential improvement.

OUR LEAD DIRECTOR’S RESPONSIBILITIES INCLUDE:
SERVING as Chairman of the Governance and Nominating Committee;
CONFERRING with the Chairman on, and approving, Board meeting agendas and meeting schedules to assure there is sufficient time for discussion of all agenda items;
CALLING AND PRESIDING over all meetings of the Board at which the Chairman is not present, including executive sessions of independent directors and communicating feedback on executive sessions to the Chairman;
LEADING the annual performance reviews of the Chief Executive Officer and the Board;
ENSURING that there is open communication between our independent directors and the Chairman and other management members;
BEING AVAILABLE, when deemed appropriate by the Board, for consultation and direct communication with shareholders;
REVIEWING, at his or her discretion, information to be sent to the Board; and
CONFERRING with the Chairman on other issues of corporate importance, as appropriate.

12	CUMMINS 2023 PROXY	CORPORATE GOVERNANCE
Risk Oversight
Our Board and its committees are involved on an ongoing basis in the oversight of our material enterprise-related risks. The company has a mature enterprise risk management program that identifies, categorizes and analyzes the relative severity and likelihood of the various types of material enterprise-related risks to which we are or may be subject. The company has an executive risk council, comprised of the Senior Vice President, Chief Financial Officer, Vice President and Chief Legal Officer, Vice President – Corporate Strategy and Vice President and Chief Administrative Officer that meets quarterly with our Executive Director, Global Risk to review and update our material enterprise-related risks and mitigation plans for each. We assign ownership of our most significant enterprise risks to a member of our executive management team. The Executive Director, Global Risk oversees enterprise risk management and sets the strategic direction for and the coordination of ESG and sustainability efforts of the company.
Our Board, Audit Committee, Finance Committee, Talent Management and Compensation Committee, Governance and Nominating Committee and Safety, Environment and Technology Committee receive periodic reports and information directly from our senior leaders who have functional responsibility for the mitigation of our enterprise risks. Our Board and/or its appropriate committees then review such information, including management’s proposed mitigation strategies and plans, to monitor our progress on mitigating the risks. For example, to oversee the company’s work to mitigate cybersecurity risks, we have identified separate risks for enterprise cybersecurity and product cybersecurity. The Audit Committee provides primary oversight for enterprise cybersecurity while the Safety, Environment and Technology Committee provides oversight of product cybersecurity. Our Executive Director, Global Risk and our global cybersecurity leader meet regularly with the Board and its committees to review relevant areas including:
•
Review of a cybersecurity dashboard to track key metrics of the information security/cybersecurity program,

•
The purchase of cybersecurity risk insurance to mitigate exposure to the company, and

•
Metrics of the company’s training and compliance program on information security and awareness of cyber risk.

Additionally, the Board and its Committees provide oversight of the company’s ESG risks and opportunities, including at least one annual review by our full Board of ESG strategy and challenges. The designated committees undertake detailed reviews of specific ESG risks and opportunities. For example, our Safety, Environment and Technology Committee provides primary oversight for environmental risks and opportunities and our Audit Committee provides oversight of the data integrity of ESG-related disclosures. Our Board or its Committees review ESG strategy, risks and progress with dedicated time at every regular Board meeting. We believe that our Board’s current leadership structure effectively supports the risk oversight function of our Board based on the level of independence, qualifications, diversity and skills of its members.
Board of Directors and Committees
Our Board held 10 meetings during 2022. All of the directors attended 75% or more of the aggregate number of meetings of our Board and the committees on which they served that were held during the periods in which they served. The non-employee members of our Board also met in executive session without management present as part of each regular meeting. Thomas J. Lynch, our current Lead Director, presided over these sessions.
Under our corporate governance principles, our Board has established six standing committees, with five of the committees consisting entirely of independent directors. Certain of the principal functions performed by these committees and the members of our Board currently serving on these committees are as follows:
AUDIT COMMITTEE Meetings in 2022: 9 Members Robert K. Herdman (2022 Chair)* Gary L. Belske Robert J. Bernhard Stephen B. Dobbs William I. Miller Georgia R. Nelson Kimberly A. Nelson Karen H. Quintos
KEY RESPONSIBILITIES
•
Oversees the integrity of our financial statements and related financial disclosures and internal controls over financial reporting.

•
Reviews our accounting principles and procedures.

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Monitors the independence and performance of our external and internal auditors.

•
Exercises oversight of the company’s enterprise risk management program with dedicated time for review and discussion at every regular Board meeting.

•
Oversees the company’s compliance with its ethics policies and legal and regulatory requirements.

All members are independent directors as defined under our independence criteria, SEC rules and NYSE listing standards, including those specifically applicable to audit committee members. Our Board has determined that Mr. Herdman and Mr. Belske are “audit committee financial experts” for purposes of the SEC’s rules and all members are financially literate for the purposes of the NYSE's rules.

CORPORATE GOVERNANCE	CUMMINS 2023 PROXY	13
TALENT MANAGEMENT AND COMPENSATION COMMITTEE Meetings in 2022: 11 Members Georgia R. Nelson (Chair) Carla A. Harris Thomas J. Lynch William I. Miller
KEY RESPONSIBILITIES
•
Reviews and approves the company’s compensation philosophy and strategy primarily for the Board and the officers of the company and others as the committee may designate from time to time.

•
Reviews and oversees the company’s strategies for talent management.

•
Assesses talent management policies, programs and processes, including leadership, culture, diversity and inclusion and succession.

•
Administers and determines eligibility for, and makes awards under, our incentive plans.

•
Establishes goals and approves the compensation for our Chief Executive Officer following a review of his performance, including input from all of the other independent directors.

•
Reports annually in the proxy statement regarding the company’s executive compensation programs.

•
Conducts an annual compensation risk assessment.

All members are independent directors as defined under our independence criteria, SEC rules and NYSE listing standards, including those specifically applicable to compensation committee members. The Talent Management and Compensation Committee engaged Farient Advisors LLC as its independent compensation consultant in 2022 to provide input and advice to the Committee concerning the compensation of our officers and our Board and related matters.

FINANCE COMMITTEE Meetings in 2022: 5 Members Thomas J. Lynch (Chair) Bruno V. Di Leo Carla A. Harris
KEY RESPONSIBILITIES
•
Reviews and advises our management and our Board on our financial strategy pertaining to our capital structure, creditworthiness, dividend policy, share repurchase policy, and financing requirements.

•
Reviews our banking relationships and lines of credit.

•
Reviews and advises on financing proposals for acquisitions, partnerships and other alliances of the company.

•
Discusses key areas of shareholder interest and feedback on our performance and strategy.

•
Monitors our shareholder base and provides counsel on investor relations activity.

All members are independent directors as defined under our independence criteria, SEC rules and NYSE listing standards.

GOVERNANCE AND NOMINATING COMMITTEE
Meetings in 2022: 5
Members
Thomas J. Lynch (Chair)
Gary L. Belske
Robert J. Bernhard
Bruno V. Di Leo
Stephen B. Dobbs
Carla A. Harris
Robert K. Herdman*
William I. Miller
Georgia R. Nelson
Kimberly A. Nelson
Karen H. Quintos

KEY RESPONSIBILITIES
•
Reviews and makes recommendations to our Board with respect to its membership, size, composition, procedures and organization.

•
Identifies potential director candidates to ensure the Board is composed of well qualified and diverse candidates to oversee the company; engages a professional search firm to identify potential director candidates based on criteria selected by the Committee; and interviews identified candidates.

•
Ensures the Board has a robust process for evaluating its performance and the performance of its committees and individual directors, including the use of a third party consultant to facilitate feedback among Board members.

•
Ensures the Board is providing effective ongoing director education and new director orientation.

All members are independent directors as defined under our independence criteria, SEC rules and NYSE listing standards.

14	CUMMINS 2023 PROXY	CORPORATE GOVERNANCE
SAFETY, ENVIRONMENT AND TECHNOLOGY COMMITTEE Meetings in 2022: 5 Members Stephen B. Dobbs (Chair) Robert J. Bernhard Bruno V. Di Leo Robert K. Herdman* Kimberly A. Nelson Karen H. Quintos
KEY RESPONSIBILITIES
•
Reviews the company’s safety program with an emphasis on employee, workplace and product safety.

•
Reviews the company’s progress on its major sustainability initiatives from Planet 2050 and the environmental management of our facilities and operations.

•
Reviews our Destination Zero initiative and key technology developments that may impact product competitiveness for both core and new business areas.

•
Reviews public policy developments, strategies and positions taken by us with respect to safety, environmental and technological matters that significantly impact us or our products.

•
Reviews product and service quality performance and guides our strategies and improvement initiatives.

* As noted above, Mr. Herdman will retire from the Board effective at the conclusion of the Annual Meeting. Cummins expects that Mr. Belske will assume the role of Chair of the Audit Committee immediately following the Annual Meeting.
Executive Committee
The current members of our Executive Committee are N. Thomas Linebarger (Chairman), Thomas J. Lynch and William I. Miller. Our Executive Committee is authorized to exercise the powers of our Board in the management and direction of our business and affairs during the intervals between meetings of our Board. It also acts upon matters specifically delegated to it by our Board. Our Executive Committee did not meet during 2022.
Shareholder Nominations
Shareholder director candidate recommendations, including biographical information as to the proposed candidate and a statement from the shareholder as to the qualifications and willingness of such person to serve on our Board, along with the required disclosures set forth in our by-laws, must be properly and timely submitted in writing to our Secretary, as further described below. Any shareholder entitled to vote for the election of directors at a meeting may nominate a person or persons for election as directors only if written notice of such shareholder’s intent to make such nominations is given, either by personal delivery or by mail, postage prepaid, to the Secretary of our company not later than 160 days in advance of the originally scheduled date of such meeting (provided, however, that if the originally scheduled date of such meeting is earlier than the anniversary of the date of the previous year’s annual meeting, such written notice may be so given and received not later than the close of business on the 10th day following the date of the first public disclosure, which may include any public filing by us with the SEC, of the originally scheduled date of such meeting).
Each notice required by our by-laws must be signed manually or by facsimile by the shareholder of record and must set forth the information required by our by-laws, including (i) the name and address, as they appear on our books, of the shareholder who intends to make the nomination and of any beneficial owner or owners on whose behalf the nomination is made; (ii) a representation that the shareholder is a holder of record of shares of our Common Stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) certain other information regarding the shareholder and its interests in our company; (iv) the name, age, business address and residential address of each nominee proposed in such notice; (v) the principal occupation or employment of each such nominee; (vi) the number of shares of our capital stock that are owned of record or beneficially by each such nominee; (vii) with respect to each nominee for election or reelection to our Board, a completed and signed questionnaire, representation and agreement described in our by-laws; (viii) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated, or intended to be nominated, by our Board; (ix) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, including all arrangements or understandings pursuant to which the nominations are being made, between or among such shareholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or any other person or persons (naming such person or persons), on the other hand; and (x) the written consent of each nominee to serve as a director if so elected.
The deadline for receiving any written notice of a shareholder’s intent to make a nomination with respect to the Annual Meeting was the close of business on November 30, 2022, which was 160 days in advance of the Annual Meeting (which is typically held on the second Tuesday of each May). We received no such qualifying nominations before this deadline with respect to the Annual Meeting.

CORPORATE GOVERNANCE	CUMMINS 2023 PROXY	15
Communication with the Board of Directors
Shareholders and other interested parties may communicate with our Board, including our Lead Director and other non-management directors, by sending written communication to the directors c/o our Secretary, 301 East Market Street, Indianapolis, Indiana 46204. All such communications will be reviewed by the Secretary or his or her designee to determine which communications are appropriate to be forwarded to the directors. All communications will be forwarded except those that are related to our products and services, are solicitations or otherwise relate to improper or irrelevant topics as determined in the sole discretion of the Secretary or his or her designee.
Our Secretary maintains and provides copies of all such communications received and determined appropriate to be forwarded to the Governance and Nominating Committee in advance of each of its meetings and reports to the Committee on the number and nature of communications that were not determined appropriate to be forwarded.
We require all of our director nominees standing for election at an annual meeting of shareholders to attend such meeting. All director nominees standing for election at our 2022 Annual Meeting of Shareholders were present at the virtual meeting. We currently expect all director nominees to be present virtually at the Annual Meeting.

16	CUMMINS 2023 PROXY	ELECTION OF DIRECTORS
ELECTION
OF DIRECTORS
(Items 1 through 12 on the Proxy Card)
General
Except for Mr. Herdman, who is retiring from the Board effective at the Annual Meeting, all of our current directors are nominated for reelection at the Annual Meeting to hold office until our 2024 annual meeting of shareholders and until their successors are elected and qualified. Any submitted proxy will be voted in favor of the nominees named below to serve as directors unless the shareholder indicates to the contrary on his or her proxy. All nominees have been previously elected to our Board by our shareholders and have served continuously since the date indicated below.
Majority Vote Required for Director Elections
To be elected, each director nominee must receive a majority of the votes cast by shareholders at the Annual Meeting. Receipt by a nominee of the majority of votes cast means that the number of shares voted “for” exceeds the number of votes “against” that nominee. Abstentions and broker non-votes are not counted as a vote either “for” or “against” a nominee. Our by-laws provide that the term of any incumbent director who receives more “against” votes than “for” votes in an uncontested election will automatically terminate at the shareholder meeting at which the votes were cast. In the case of a contested election, directors will be elected by a plurality of the votes represented in person or by proxy and entitled to vote in the election.
Our Board expects that each of the nominees will be able to serve as a director if elected at the Annual Meeting, but if any of them is unable to serve at the time the election occurs, proxies received that have been voted either for such nominee or for all nominees or which contain no voting instructions will be voted for the election of another nominee to be designated by our Board, unless our Board decides to reduce the number of our directors.
Nominees for Board of Directors
The names of the nominees for directors, together with biographical sketches, including their business experience during the past five years, directorships of other public corporations and their qualifications to serve on our Board are set forth below, beginning with our President and Chief Executive Officer and our Chairman of the Board and Executive Chairman, then followed by our independent directors in alphabetical order.

ELECTION OF DIRECTORS	CUMMINS 2023 PROXY	17
Our Board Recommends that Shareholders Vote for Each of the Nominees Set Forth Below.
Director Since: 2022 Age: 49 Board Committees: None	JENNIFER W. RUMSEY—President and Chief Executive Officer, Cummins Inc.

Ms. Rumsey became the President and Chief Executive Officer of Cummins Inc. on August 1, 2022. Ms. Rumsey was President and Chief Operating Officer of our company from March 2021-August 2022. Ms. Rumsey was Vice President and President of our Components Business from 2019-2021 after serving as Vice President and Chief Technical Officer from 2015-2019. From 2013-2015, she was our Vice President of Engineering, Engine Business, after holding a variety of engineering and product life cycle roles with the company. Ms. Rumsey is a member of the Society of Women Engineers, Society of Automotive Engineers and Women in Trucking Association. She holds a Bachelor of Science in Mechanical Engineering from Purdue University and a Master of Science in Mechanical Engineering from Massachusetts Institute of Technology. Ms. Rumsey has been a director of Hillenbrand, Inc. since 2020.
Summary of Qualifications and Experience:

Key Contributions to the Board:
•
Extensive knowledge of business operations through various leadership roles within our company

•
Offers expertise regarding manufacturing and technology issues

•
Leads long-term company strategy supporting the transition to decarbonized power for all stakeholders

•
Adds perspective gained through experience in automotive and transportation fields

•
Keeps directors apprised of current business and market trends

Director Since: 2009 Age: 60 Board Committees: Executive	N. THOMAS LINEBARGER—Chairman of the Board and Executive Chairman, Cummins Inc.

Tom Linebarger was appointed as Executive Chairman of Cummins Inc. in August 2022. In this role, Tom will continue serving as Chairman of the Board. Mr. Linebarger was the Chief Executive Officer of our company from 2012-2022. Mr. Linebarger was our President and Chief Operating Officer from 2008-2011 after serving as Executive Vice President and President, Power Generation Business from 2003-2008 and as Vice President, Chief Financial Officer from 2000-2003. From 1998-2000, he was our Vice President, Supply Chain Management, after holding various other positions with us. Mr. Linebarger received a B.S. from Stanford University and a B.A. from Claremont McKenna College in 1986 and M.S. and M.B.A. degrees from Stanford in 1993. He has been a director of Harley-Davidson, Inc. since 2008.
Summary of Qualifications and Experience:

Key Contributions to the Board:
•
Provides strategic leadership for the Board with decades of experience with our global business

•
Seeks to ensure directors are informed of significant issues impacting our company and receive necessary information

•
Works collaboratively with our Lead Director to set agendas for Board meetings and assess the engagement and effectiveness of our Board, its committees, and individual directors

•
Ensures that there are strong succession plans in place for the CEO and other key leaders

18	CUMMINS 2023 PROXY	ELECTION OF DIRECTORS
Director Since: 2022 Age: 66 Board Committees: Audit, Governance and Nominating	GARY L. BELSKE—Retired Deputy Managing Partner and Chief Operating Officer of Ernst & Young

Mr. Belske retired from Ernst & Young (EY) on December 31, 2016 after a 38-year career. He held many leadership positions within EY including the second highest position in the United States and the Americas, where he served as Deputy Managing Partner and Chief Operating Officer for the last 10 years. In this role, Mr. Belske was responsible for the overall strategy and operations of EY practices in the Americas, which encompass businesses in 16 countries with approximately $15 billion in revenue, 50,000 employees and 4,000 partners.
Mr. Belske served on EY’s Americas and US Board for the last decade of his career at EY. He also has extensive experience managing regulatory issues related to the PCAOB and the SEC and served as Chair of EY’s Retirement Investment Committee and its Partner/Executive Compensation Committee.
Mr. Belske currently serves on the Board of Trustees at Rockhurst University in Kansas City and on the Board of WilliamsMarston, an advisory firm. Mr. Belske holds a BSBA degree from Rockhurst University, a Masters of Arts in Accounting degree from the University of Missouri-Columbia and is a CPA.
Summary of Qualifications and Experience:

Key Contributions to the Board:
•
Contributes extensive work experience in a regulated industry

•
Provides insight concerning financial and risk management matters

•
Possesses senior leadership experience

•
Brings global external relations perspective

Director Since: 2008 Age: 70 Board Committees: Audit; Governance and Nominating; Safety, Environment and Technology	ROBERT J. BERNHARD—Vice President for Research and Professor in the Department of Aerospace and Mechanical Engineering, University of Notre Dame

Mr. Bernhard joined the University of Notre Dame in 2007 and prior to that was Associate Vice President for Research at Purdue University since 2004. He also held Assistant, Associate and full Professor positions at Purdue University. He was Director of the Ray W. Herrick Laboratories at Purdue’s School of Mechanical Engineering from 1994-2005. Mr. Bernhard is also a Professional Engineer and earned a B.S.M.E. and Ph.D., E.M. from Iowa State University in 1973 and 1982, and an M.S.M.E. from the University of Maryland in 1976. He was the Secretary General of the International Institute of Noise Control Engineering (I-INCE) from 2000-2015, and is the Past President of I-INCE. He is a Fellow of INCE-USA, the Acoustical Society of America and the American Society of Mechanical Engineering.
Summary of Qualifications and Experience:

Key Contributions to the Board:
•
Leverages technical background to offer valuable insight

•
Pushes for improvement in safety and technology planning

•
Mentors our technical leaders

ELECTION OF DIRECTORS	CUMMINS 2023 PROXY	19
Director Since: 2015 Age: 66 Board Committees: Finance; Governance and Nominating; Safety, Environment and Technology	BRUNO V. DI LEO ALLEN—Managing Director, Bearing-North LLC

Mr. Di Leo has been the Managing Director of Bearing-North LLC, an independent advisory firm focused on business expansion and senior executive counseling in strategy and operations, since 2018. Prior to this role, Mr. Di Leo served as Senior Vice President of International Business Machines Corporation, or IBM, a globally integrated technology and consulting company, from January 2018 until his retirement in June 2018. He had previously served as Senior Vice President, Global Markets, for IBM since 2012. In that position, he was accountable for revenue, profit, and client satisfaction in Japan, Asia Pacific, Latin America, Greater China and the Middle East and Africa. He also oversaw IBM’s Enterprise and Commercial client segments globally. From 2008- 2011, he was General Manager for IBM’s Growth Markets Unit based in Shanghai. Mr. Di Leo has more than 40 years of business leadership experience in multinational environments, having lived and held executive positions on four continents.
Mr. Di Leo has served as a director of Ferrovial, S.A., since 2018. Mr. Di Leo is a member of the international advisory board of Instituto de Estudios Superiores de la Empresa (IESE Business School) as well as a member of the Deming Center Advisory Board of Columbia Business School. He holds a business administration degree from Ricardo Palma University and a postgraduate degree from Escuela Superior de Administracion de Negocios, both in his native Peru. He is fluent in Spanish, Portuguese, English and Italian.
Summary of Qualifications and Experience:

Key Contributions to the Board:
•
Brings perspective on international business issues having lived and held executive positions on four continents

•
Offers insight regarding technology and sales and marketing issues

•
Works to ensure customer-focused approach in addressing product and service-related issues

20	CUMMINS 2023 PROXY	ELECTION OF DIRECTORS
Director Since: 2010 Age: 66 Board Committees: Audit; Governance and Nominating; Safety, Environment and Technology	STEPHEN B. DOBBS

Mr. Dobbs is a former executive of Fluor Corporation, a publicly traded professional services firm providing engineering, procurement, construction, fabrication and modularization, commissioning and maintenance, as well as project management services on a global basis. Mr. Dobbs served as Senior Group President over Fluor’s Industrial and Infrastructure Group until his retirement in 2014. In that role, Mr. Dobbs was responsible for a wide diversity of the markets served by Fluor, including infrastructure, telecommunications, mining, operations and maintenance, transportation, life sciences, heavy manufacturing, advanced technology, microelectronics, commercial, institutional, health care, water, and alternative power. Mr. Dobbs served Fluor in numerous U.S. and international locations including Southern Africa, Europe, and China. Over the course of his career, Mr. Dobbs was an industry recognized expert in project finance in Europe and the United States, particularly public private partnerships and private finance initiatives. In 2019, Mr. Dobbs retired from the board of Lendlease Corporation Limited, an international property and infrastructure group that is publicly traded in Australia, where he had served on the board since 2015.
Mr. Dobbs earned his doctorate in engineering from Texas A&M University and holds two undergraduate degrees in nuclear engineering, also from Texas A&M. Until his retirement from Fluor, he served on the World Economic Forum’s Global Agenda Council on Geopolitical Risk as well as the Governor’s Business Council for the State of Texas. He also served as a director of the U.S. China Business Council.
Summary of Qualifications and Experience:

Key Contributions to the Board:
•
Chair of Safety, Environment and Technology Committee

•
Leverages technical background to provide insight regarding technology matters

•
Possesses emerging market/international experience from his Fluor career

•
Adds perspective gained from leading business operations in U.S., Southern Africa, Europe and China

•
Experience in project finance

Director Since: 2021 Age: 60 Board Committees: Finance; Governance and Nominating; Talent Management and Compensation	CARLA A. HARRIS—Senior Client Advisor, Morgan Stanley

Ms. Harris is Senior Client Advisor at Morgan Stanley. She is responsible for being a co-portfolio manager of the Next Level Fund and advising the Multicultural Innovation Lab, hosting the podcast “Access & Opportunities” and acting in various client coverage capacities. Her prior experience with Morgan Stanley includes investment banking, equity capital markets, equity private placements and initial public offerings in a number of industries such as technology, media, retail, telecommunications, transportation, healthcare and biotechnology. In August 2013, Ms. Harris was appointed by President Barack Obama to chair the National Women’s Business Council.
Ms. Harris has served on the board of Walmart Corporation since 2017, and serves on its Compensation and Management Development, Nominating and Governance and Strategic Planning and Finance Committees. Ms. Harris has also served on the board of MetLife since April 2022, and serves on its Investment and the Governance and Corporate Responsibility Committees. She also serves on the boards of several nonprofit organizations including Seize Every Opportunity (SEO), the Cabrini Foundation, Sesame Street Workshop, Harvard University Board of Overseers and the Morgan Stanley Foundation. Ms. Harris received an MBA from Harvard Business School and an A.B. from Harvard University.
Summary of Qualifications and Experience:

Key Contributions to the Board:
•
Brings broad-based and valuable insights in finance and strategy

•
Contributes extensive work experience in a regulated industry

•
Possesses senior leadership experience

ELECTION OF DIRECTORS	CUMMINS 2023 PROXY	21
Director Since: 2015 Age: 68 Board Committees: Executive, Finance; Governance and Nominating; Talent Management and Compensation	THOMAS J. LYNCH—Chairman, TE Connectivity Ltd.

Mr. Lynch is the Chairman of TE Connectivity Ltd. (formerly Tyco Electronics Ltd.), a global provider of connectivity and sensor solutions, and harsh environment applications. Mr. Lynch served as the Chief Executive Officer of TE Connectivity Ltd. from January 2006-March 2017 and has served as a member of its board of directors since 2007 and as Chairman of the Board since January 2013. From September 2004-January 2006, Mr. Lynch was at Tyco International as the President of Tyco Engineered Products & Services, a global manufacturer of industrial valves and controls. Mr. Lynch joined Tyco from Motorola, where he served as Executive Vice President of Motorola, and President and Chief Executive Officer of Motorola’s Personal Communications sector, a leading supplier of cellular handsets. He has also served as a director of Automatic Data Processing, Inc. since 2018. In May 2022, Mr. Lynch retired as a directors of Thermo Fisher Scientific Inc., where he had served as a director since 2009 and as Lead Director since February 2020. Mr. Lynch serves on the Board of The Franklin Institute and on the Rider University Board of Trustees.
Summary of Qualifications and Experience:

Key Contributions to the Board:
•
Lead Director

•
Chair of Finance Committee

•
Brings perspective of a sitting Chairman and former CEO of a publicly traded global company

•
Leverages business and financial background in rendering advice and insight

•
Identifies and raises strategic considerations for Board consideration

Director Since: 1989 Age: 66 Board Committees: Audit; Executive; Governance and Nominating; Talent Management and Compensation	WILLIAM I. MILLER—President, The Wallace Foundation

Mr. Miller has served as President of The Wallace Foundation, a national philanthropy with a mission of fostering equity and improvements in learning and enrichment for young people and in the arts for everyone, since 2011. Mr. Miller was the Chairman of Irwin Management Company, a Columbus, Indiana private investment firm, from 1990-2011. Mr. Miller has been a director or trustee of the New Perspective Fund, Inc. and the EuroPacific Growth Fund, Inc. since 1992 and of the New World Fund, Inc. since 1999. Mr. Miller serves as independent Chairman of the Board for all three of the funds, all of which are in the same mutual fund family.
Summary of Qualifications and Experience:

Key Contributions to the Board:
•
Professional experience in the banking and investment industries

•
Extensive knowledge of our company, its values and its global operations

•
Leadership experience in the civic, nonprofit and philanthropic sectors

22	CUMMINS 2023 PROXY	ELECTION OF DIRECTORS
Director Since: 2004 Age: 73 Board Committees: Audit; Governance and Nominating; Talent Management and Compensation	GEORGIA R. NELSON

Prior to her retirement in June 2019, Ms. Nelson was President and CEO of PTI Resources, LLC, an independent consulting firm, since 2005. Prior to this role, Ms. Nelson retired in 2005 from Edison International, where she had been President of Midwest Generation EME, LLC since 1999 and General Manager of Edison Mission Energy Americas since 2002. Her business responsibilities have included management of regulated and unregulated power operations and a large energy trading subsidiary as well as the construction and operation of power generation projects worldwide. She has had extensive experience in business negotiations, environmental policy matters and human resources. She has served as a director of Ball Corporation since 2006, Sims Metal Management Limited since 2014 and Custom Truck One Source, Inc. since 2021. In December 2017, she retired as a director of CH2M Hill Companies Ltd., a privately-held company, where she served as a director since 2010. In May 2021, she retired as a director of TransAlta Corporation where she served as a director since 2014. She serves on the advisory committee of the Center for Executive Women at Northwestern University. In November 2012, Ms. Nelson was named to the 2012 National Association of Corporate Directors (NACD) Directorship 100 in recognition of exemplary leadership in the boardroom and promoting the highest standards of corporate governance. Ms. Nelson is an NACD Board Fellow.
Summary of Qualifications and Experience:

Key Contributions to the Board:
•
Chair of Talent Management and Compensation Committee

•
Provides perspective based on background in power generation and business

•
Utilizes expertise in talent management and governance matters to oversee best practices in executive compensation and human capital management

•
Possesses manufacturing and environmental experience

•
Works outside of regular meetings to support the development of women in leadership roles

Director Since: 2020 Age: 60 Board Committees: Audit; Governance and Nominating; Safety, Environment and Technology	KIMBERLY A. NELSON

Ms. Nelson worked for General Mills Inc. for nearly 30 years prior to her retirement in January 2018. During her career at General Mills, she held a number of senior brand and general management roles, including serving as President of the U.S. Snacks Division. Ms. Nelson became Senior Vice President, External Relations in 2010, a global role leading issues and crisis management, consumer relations, corporate branding and communications, environmental social governance, government relations and global external stakeholder relations.
Ms. Nelson is on the board of Tate & Lyle PLC and serves on its Audit and Nominations Committees. She is also on the board of Colgate-Palmolive Company and serves on its Personnel & Organization and Nominating, Governance & Corporate Responsibility Committees. Ms. Nelson holds an MBA from Columbia Business School and a B.S. in International Relations from Georgetown University. She is a member of the Executive Leadership Council, Women Corporate Directors, and a member of the National Association of Corporate Directors (NACD). Ms. Nelson also serves on the boards of the Northside Achievement Zone and Fair Vote Minnesota.
Summary of Qualifications and Experience:

Key Contributions to the Board:
•
Identifies and raises strategic considerations for Board consideration

•
Brings global external relations perspective

•
Offers insight into environmental, social and governance matters

•
Brings strategic view on social justice, diversity and inclusion efforts

ELECTION OF DIRECTORS	CUMMINS 2023 PROXY	23
Director Since: 2017 Age: 59 Board Committees: Audit; Governance and Nominating; Safety, Environment and Technology	KAREN H. QUINTOS

Prior to her retirement in June 2020, Ms. Quintos was Chief Customer Officer of Dell Technologies Inc., the world’s third largest supplier of personal computers and other computer hardware items, since 2016. In addition, Ms. Quintos led Dell’s global customer strategy and programs as well as Diversity and Inclusion, Corporate Responsibility and Entrepreneurship strategy and programs. From 2010-2016, Ms. Quintos served as Senior Vice President and Chief Marketing Officer, Vice President of public sector marketing and North America commercial marketing, and held executive roles in services, support and supply chain management. Ms. Quintos joined Dell in 2000 from Citigroup where she was Vice President of global operations and technology. Ms. Quintos earned a Master’s degree in marketing and international business from New York University and a B.S. in supply chain management from Pennsylvania State University.
Ms. Quintos is on the board of Lennox International and serves on its Compensation and Human Resources Committee and its Public Policy Committee. She is founder and executive sponsor of Dell’s Women in Action employee resource group. She is Chair of the board of Penn State’s Smeal College of Business and a 2014 recipient of its highest honor, the Distinguished Alumni Award. Karen also serves on the boards for The National Center for Missing and Exploited Children, as well as TGEN (Translational Genomics).
Summary of Qualifications and Experience:

Key Contributions to the Board:
•
Contributes marketing and international perspective

•
Brings deep knowledge and strategic views around ESG, including DE&I

•
Offers strategic insight in customer strategy, programs and customer data

•
Contributes knowledge and experiences in technology, GTM and supply chain management

The table below summarizes key qualifications, skills and attributes most relevant to the decision to nominate the candidates to serve on our Board. A mark indicates a specific area of focus or experience on which the Board relies most. The lack of a mark does not mean the director nominee does not possess that qualification or skill. Each director nominee biography above in this section describes each nominee’s qualifications and relevant experience in more detail.
DIRECTORS	Automotive & Transportation	Manufacturing	Technology/ IT	Sales/ Marketing	Government/ Regulatory	International	Academics	Financial
Gary L. Belske		●		●	●	●		●
Robert J. Bernhard	●	●	●				●
Bruno V. Di Leo			●	●		●
Stephen B. Dobbs	●	●	●			●		●
Carla A. Harris						●		●
N. Thomas Linebarger	●	●	●	●	●	●		●
Thomas J. Lynch		●	●			●		●
William I. Miller		●						●
Georgia R. Nelson	●	●	●			●
Kimberly A. Nelson		●		●	●	●
Karen H. Quintos		●	●	●		●
Jennifer W. Rumsey	●	●	●	●		●

24	CUMMINS 2023 PROXY	EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
Note from the Chair of Our Talent Management & Compensation Committee
As Chair of the Talent Management and Compensation Committee (“TMCC”), I am pleased to report significant progress on several key initiatives in 2022.
First, the TMCC participated in driving tremendous progress on our Diversity, Equity and Inclusion (DE&I) initiatives. DE&I was a regular agenda topic at all TMCC meetings and was the subject of a number of special interim meetings. Over the course of the year, the company developed detailed measures and goals across many dimensions of diversity, including representation, employee sentiment, and fair outcomes in performance assessments, advancement and compensation. The TMCC provided insight and ideas for accelerating the company’s DE&I work and outcomes and is holding our leaders accountable for achieving our ambitious goals.
Second, the TMCC, in conjunction with our full Board, drove our succession planning efforts, which were particularly critical in this year of leadership transition. In July 2022, Cummins announced the transition of the Chief Executive Officer role from Tom Linebarger to Jennifer Rumsey. Jen, a 24-year veteran at Cummins, is the first woman in our 104-year history to assume the top leadership role. She combines impeccable business acumen with high emotional intelligence, and by example, has forged a clear path for all those who aspire to career advancement at Cummins. Our strong succession planning efforts also have enabled Jen to fill key positions on her team with highly talented leaders.
Third, the TMCC supported Destination Zero, our roadmap to decarbonization, which is one of the most important initiatives in our history. Cummins has demonstrated a clear resolve to tackle formidable environmental challenges by developing low-emission solutions. Now, we have an opportunity to innovate and grow by driving the adoption of new zero-carbon solutions. In 2022, the TMCC worked with our internal Cummins team and our independent consultant to develop new human resource and compensation strategies to support Destination Zero. Our programs will continue to operate within a cohesive “One Cummins” framework, characterized by a strong culture and synergies across business units, while also recognizing the need for differentiated approaches and agility across those units. Our new approach, which will be implemented in 2023, is described in greater detail in this year’s CD&A.
Cummins’ TMCC, full Board, and management will continue to engage in deep examination of difficult issues and take action accordingly. In doing so, I am optimistic that we will continue to be successful in building and navigating critical pathways to the future for the benefit of all our stakeholders.
Sincerely,
GEORGIA R. NELSON,
Chair

EXECUTIVE COMPENSATION	CUMMINS 2023 PROXY	25
Executive Summary
Cummins operates with a strong pay for performance and team-oriented philosophy and continued to do so in 2022. The summary below highlights our business results, how our talent management supported those results, our governance framework, and compensation for our executives and the rationale for those decisions.
HOW DID WE PERFORM?
KEY 2022 PERFORMANCE HIGHLIGHTS*

Total Net Sales	Net Income	EBITDA
2022: $28.1 BN	2022: $2.2 BN	2022: $3.8 BN (13.5% of sales)
2021: $24.0 BN	2021: $2.1 BN	2021: $3.5 BN (14.7% of sales)

Return on Average Net Assets (ROANA)	Return on Invested Capital (ROIC)	Cash from Operations
2022: 26%	2022: 15%	2022: $2.0 BN
2021: 27%	2021: 16%	2021: $2.3 BN

Total Shareholder Return (Annual Average)	Diluted Earnings per Share (EPS)	Dividend
3-year period ending in 2022 13%	2022: $15.12	Increased our quarterly dividend from $1.45 to $1.57 a share, our 13th straight year of dividend growth
3-year period ending in 2021 21%	2021: $14.61

*
See Annex A for reconciliation of GAAP to non-GAAP measures referenced in this section.

In 2022, our revenues reached a record $28.1 billion. Excluding Meritor, Inc. (“Meritor”), the acquisition of which was completed on August 3, 2022, revenues were $26.2 billion, 9 percent higher than 2021. Sales in North America increased 18 percent and international revenues decreased 2 percent compared to 2021, as strong demand across all global markets was partially offset by a market slowdown in China, as well as Russia, where operations have been suspended indefinitely. While we saw strong demand in most of our major markets, the ongoing supply chain disruptions resulted in a collective inability to meet end-user demand, as well as elevated freight, labor and logistics costs, impacting our profitability. We have worked diligently to leverage our global footprint to ensure that we meet the needs of our customers while still delivering solid financial results.
For the full year, our earnings per share (EPS) was $15.12, up from $14.61 in 2021. The 2022 reported EPS includes the impact of costs related to the indefinite suspension of operations in Russia ($0.72 per diluted share), the costs related to the acquisition, integration and purchase accounting impact of Meritor ($0.67 per diluted share), and the costs related to the separation of the Filtration business ($0.45 per diluted share). The solid financial performance was made possible by our employees, who worked tirelessly to support our customers and manage through supplier shutdowns, part shortages and extended lead times.
In 2022, we formalized our long-term decarbonization growth strategy, Destination Zero, which includes making meaningful reductions in carbon emissions through advanced internal combustion technologies widely accepted by the market today, while continuing to invest in and advance zero emission technologies ahead of widespread market adoption. We unveiled the industry’s first unified, fuel-agnostic internal combustion powertrain platforms, and we continue to see momentum in our electrolyzer technology and green hydrogen production opportunities. We also made significant strides in advancing our growth strategy most notably through the acquisitions of Jacobs Vehicles Systems (“Jacobs”), Meritor, and the Siemens Commercial Vehicles business, as well as announced several major new partnerships that will help generate future growth in our New Power Business.
As outlined in our strategy, we continued investing in new technologies that will fuel profitable growth in the future across our businesses. In 2022, we invested a record $1.3 billion in research and development in our product portfolio of diesel, natural gas, battery, fuel cells, electrolyzers and related components. We remain disciplined as we examine new organic investment, partnership and acquisition opportunities that leverage our capabilities and are committed to continuing to deliver top quartile return on our invested capital.

26	CUMMINS 2023 PROXY	EXECUTIVE COMPENSATION
HOW DO OUR PAY STRATEGY AND PROGRAMS SUPPORT OUR BUSINESS STRATEGY?
Our compensation programs are designed to drive our business strategy and results. In 2022, our Annual Bonus Plan (ABP) continued to focus on Return on Average Net Assets (ROANA). Our Long-Term Incentive Plan (LTIP) continued to focus on growth in Earnings Before Interest Taxes, Depreciation, and Amortization (EBITDA) and Return on Invested Capital (ROIC). Both plans are designed to encourage plan participants to appropriately balance our growth, profitability, and our efficient management of capital to drive shareholder value in the short term as well as through our economic cycles in the long term.
In 2022, we conducted a comprehensive review of our pay strategy and programs to ensure their alignment with the company’s decarbonization strategy. This process resulted in changes to our approach to pay on a go-forward basis, beginning in 2023. Highlights include:

We will continue to operate as “one Cummins,” characterized by a strong culture and synergies across business units. However, the new program will also recognize New Power’s need to focus on different measures of success and attract and retain talent with different skills compared to those in our traditional core engine business. As a result, the performance measures and their linkage to our traditional core and New Power entities are tailored to the unit in which the participant works

The program will also recognize the decision by the company to spin off Atmus, our filtration business, into a publicly traded company so that Atmus has its own access to capital. We anticipate that Atmus will complete its initial public offering in 2023. As a result, Atmus’ 2023 incentive programs will be driven entirely by Atmus’ performance, except that Atmus LTIP participants will receive Cummins equity until Atmus completes its initial public offering. When Atmus completes its initial public offering, Atmus LTIP participants will receive Atmus equity-based compensation

To help retain valuable talent and reinforce the alignment of interests between our employees and shareholders, the compensation program will provide for broader participation in our equity incentive plans and heavier and more strategic use of equity, where warranted. For example, starting in 2023, participants in New Power and Atmus will receive Restricted Stock Units (RSUs) in lieu of Performance Cash

In recognition of the increasing competitiveness for talent, the program will allow for greater flexibility in making pay decisions.
In 2023, we also are offering a Deposit Share Program to encourage long-term retention and continuity and alignment of the interests of our named executive officers with our shareholders. Under the Program, designated participants, including certain of our named executive officers, are eligible to receive matching grants of restricted stock units if they commit newly acquired shares of our common stock and agree to hold those newly acquired shares for five years. The matching grants of restricted stock units will cliff vest on the fifth anniversary of the participation deadline if the participant has remained continuously employed and has satisfied the holding requirement for the newly acquired shares.

EXECUTIVE COMPENSATION	CUMMINS 2023 PROXY	27
2023 CHANGES TO CUMMINS’ INCENTIVE FRAMEWORK
The changes to our 2023 pay programs are designed to reinforce those drivers of value that continue to be important, while also recognizing the changing demands of our future. These changes are summarized in the chart below:

2022			2023
	Plan Element	All Participants	Cummins Participants	New Power Participants	Atmus Participants
Annual Bonus Plan	Linkage	100% Cummins	100% Cummins	30% Cummins 70% New Power (NP)	100% Atmus
	Measures & Weightings	100% Cummins ROANA	70% Cummins EBITDA 30% Cummins Operating Cash Flow	30% Cummins EBITDA 30% NP Revenue 40% NP Strategic Scorecard	100% Atmus EBITDA

Long-Term Incentive Plan	Vehicle Mix	70% Performance Shares 30% Performance Cash	70% Performance Shares 30% Performance Cash	70% Performance Shares 30% Restricted Stock Units (RSUs)	70% Performance Shares 30% RSUs
	Linkage	100% Cummins	100% Cummins	30% Cummins 70% NP	100% Atmus
	Measures & Weightings	Perf. Shares and Cash - 80% Cummins ROIC - 20% Cummins Cumulative EBITDA	Perf. Shares and Cash - 80% Cummins ROIC - 20% Cummins Cumulative EBITDA	Performance Shares - 30% Cummins ROIC - 70% NP Cumulative Revenue	Performance Shares - 50% Atmus ROIC - 50% Atmus Cumulative EBITDA

28	CUMMINS 2023 PROXY	EXECUTIVE COMPENSATION
HOW DID OUR TALENT STRATEGIES AND ACTIONS SUPPORT OUR PERFORMANCE?
We employ approximately 73,600 people operating in 52 countries around the globe. We believe that a global, diverse, and healthy workforce, supported by talented, inspiring leaders, is a critical ingredient to our maintaining a competitive advantage in our global marketplace. Our talent strategy is designed to “Inspire and Encourage All Employees to Reach Their Full Potential.” This strategy is built upon four pillars, each of which is described in more detail below:
CUMMINS’ TALENT STRATEGY: BUILT ON FOUR PILLARS

CREATE A DIVERSE AND INCLUSIVE WORK ENVIRONMENT	ENGAGE EMPLOYEES AND FAMILIES IN IMPROVING WELLNESS	DEVELOP SELF-AWARE AND EFFECTIVE LEADERS	ADVANCE OUR WORKFORCE STRATEGY BY EXTENDING OUR TALENT MANAGEMENT STRATEGIES TO ALL EMPLOYEES
FIRST PILLAR: CREATE A DIVERSE AND INCLUSIVE WORK ENVIRONMENT
We consider Diversity, Equity, and Inclusion (DE&I) to be a business imperative that creates value for all our stakeholders. In 2022, we advanced our DE&I framework that prioritized the establishment of equitable experiences throughout the employee life cycle of under-represented groups and the enablement of DE&I skills and competence in our leaders and employees. Specifically, Cummins identified a number of primary global DE&I initiatives on which to focus:
•
Disability inclusion, enabling people with disabilities to work toward their full potential. Examples include accessibility-related features integrated into Cummins’ global building standards and accessible technology solutions for employees with disabilities

•
Global gender representation, with multiple initiatives focused on the attraction, retention, development, and advancement of women. Examples include Cummins College of Engineering for Women, gender-focused supply chain development in Latin America, and Cummins RePower program for female engineers and technical professionals

•
Veteran inclusion, accelerating the strategy and engagement of this initiative to improve workforce inclusion and support Veterans and their families. Examples include signing the United Kingdom Armed Forces Covenant, increasing Veteran hires through the Skillbridge program, participating in the U.S. Chamber of Commerce’s Hiring our Heroes Fellowship Program, and creating our veteran mentoring program

Cummins’ intentional focus is having a significant impact on the company and its employees. Here is a look at key diversity demographics at Cummins. Please note that these calculations do not include employees from Meritor, which the company acquired in August 2022.
•
Cummins appointed its first woman President and Chief Executive Officer, Jennifer Rumsey, in July 2022

•
46% of the Cummins Leadership Team (CLT), the top leadership team at the company, are women

•
Over 40% of the company’s Vice Presidents are women

•
28.3% of the Cummins global workforce is comprised of women, up from 27.8% in 2021

•
25% of the company’s U.S. based Vice Presidents are Black or Latinx

•
60% of the CLT has lived and worked outside of the United States during their time with Cummins

•
The 13-member Board of Directors has five women (38%) and three members who are Black or Latinx (23%)

Cummins has established aspirational representation goals at all company levels for women, Black, and Latinx employees. We measure our progress against these goals quarterly.

EXECUTIVE COMPENSATION	CUMMINS 2023 PROXY	29
Given these and other efforts, Cummins was recognized with a number of distinctions, including:

Bronze-level Military Friendly Company	2022 Best Place to Work for Disability Inclusion (second year in a row)	2022 Forbes Best Employers for Diversity

2022 Star Award for Company of the Year by Society of Hispanic Professional Engineers (SHPE)	Partnership award from Girls Inc.	Best Company for LGBTQ+ Employees on Corporate Equality Index	National Association of Corporate Directors (NACD) Diversity, Equity, and Inclusion award finalist
SECOND PILLAR: ENGAGE EMPLOYEES AND FAMILIES IN IMPROVING WELLNESS
At Cummins, providing meaningful, equitable health, wellness and rewards programs is at the center of our compensation and benefits strategy. In 2022, we:
•
Continued to strengthen our global mental health campaign to normalize and destigmatize mental health

•
Created equitable and inclusive care by expanding our U.S. benefits to include LGBTQ+ inclusive care, hearing benefits, broader travel benefits, and better dental care

•
Supported our employees across the globe in our 2022 post-COVID-19 environment by distributing thousands of self-administered COVID-19 detection tests, providing direct medical case management support for employees on leave, and assisting employees with their return to work following an illness; and

•
Launched a global recognition program that demonstrated care and concern for our employees who contributed significantly to Cummins’ success in the face of difficult economic challenges. In particular, we delivered recognition awards in the form of either restricted stock or cash to 53,000 employees

THIRD PILLAR: DEVELOP SELF-AWARE AND EFFECTIVE LEADERS
Cummins views talent development and succession planning as critical to achieving its DE&I objectives. For talent development, we focus on the entire employee lifecycle experience, from recruitment and hiring, to development and progression, to retirement. To achieve a distinguishing positive experience, we focus holistically on our employees being able to easily learn about talent strategy and planning, leadership and other development opportunities, retention strategies, performance management, compensation and benefits management, and succession planning. We provide our leaders the tools they need to advance their personal growth as well as their contribution to the sustainable growth of our enterprise.
Cummins follows a disciplined process to ensure it is generating capable and diverse talent slates for all senior positions and developing high-potential leaders to close any skill and behavioral gaps. Cummins views a robust succession planning process as a critical component to minimizing risks and achieving its diversity objectives. Importantly, in 2022, Cummins’ succession planning process resulted in a successful transition of the CEO role from Tom Linebarger to Jennifer Rumsey. In addition, the Cummins Leadership Team (CLT), comprised of those who are directly reporting to Jennifer Rumsey, was successfully reconstituted. The CLT is comprised of a diverse and talented group of 15 executives, including 7 women and 6 people of color.
FOURTH PILLAR: ADVANCE OUR WORKFORCE STRATEGY BY EXTENDING OUR TALENT MANAGEMENT STRATEGIES TO ALL EMPLOYEES
Cummins has created a strong work environment in which people can enter the firm at an early stage in their careers and grow with the company, aided by best-in-class development programs. Given our long-term decarbonization strategy, we also recognize the need to act with agility at all levels, including mid- and senior-career hires, particularly with respect to our highly competitive technical positions.
As a result, we implemented new approaches to help manage the career and pay progression of Cummins’ employees. This new approach will provide managers greater autonomy and flexibility so they can more effectively recruit, retain, and optimize the deployment of our people to overcome challenges in our highly competitive talent markets. We also have developed more effective mechanisms for recruiting talented individuals at all levels in the organization, as well as progressing people more quickly within the organization. This diversifies our approach to talent management, which is benefiting both our employees and the company.

30	CUMMINS 2023 PROXY	EXECUTIVE COMPENSATION
HOW DID WE ALIGN EXECUTIVE PAY AND PERFORMANCE?
ANNUAL BONUS PLAN	PERFORMANCE SHARE & PERFORMANCE CASH PLANS	LONG TERM INCENTIVE MIX
Our Annual Bonus Plan paid out 70% of target based on actual 2022 ROANA of 29.8% against a target of 32.35%. All employees participating in the bonus plan received the same payout factor.
Our Performance Share and Performance Cash plans for the 2020-2022 performance cycle paid out at 90% of target based on actual 3-year cumulative EBITDA of $10,594 million compared to our goal of $10,802 million, and ROIC of 15.2% compared to our target of 15%. All employees participating in the long-term performance plans received the same payout factor.
As previously disclosed, the 2022 long-term incentive grant was 100% performance-based. The grants consisted of performance shares (70%) and performance cash (30%).
ALIGNMENT BETWEEN CEO’S REALIZABLE PAY & FINANCIAL / TSR PERFORMANCE

Every year, the Committee, along with its consultant, Farient Advisors LLC (“Farient”), quantitatively and qualitatively assesses the relationship between realizable pay of our CEO and our company’s performance. As in prior years, the Committee determined that our CEO’s pay and our company’s performance are closely aligned. This year, to comply with the new SEC requirements on Pay vs. Performance disclosure, our analysis of pay and performance alignment can be found in the Pay vs. Performance section of this proxy.

EXECUTIVE COMPENSATION	CUMMINS 2023 PROXY	31
Purpose and Principles of our Executive Compensation Program
PURPOSE OF OUR EXECUTIVE COMPENSATION PROGRAM
Our long-term success depends on our ability to attract, motivate, focus, and retain highly talented individuals committed to Cummins’ vision, strategy and corporate culture. To that end, our incentive plans, which apply to all participants including executives, are designed to link pay to Cummins’ annual and long-term performance, and to the successful execution of Cummins’ business strategies. Our salary levels and incentive targets are intended to recognize individual performance and market pay levels. We also use our executive compensation program to encourage high performing executives to remain with us over the course of their careers.

PRINCIPLES OF OUR EXECUTIVE COMPENSATION PROGRAM

Our compensation philosophy rewards executives for achieving our financial objectives and building long-term value for our shareholders and other stakeholders. We also follow several other principles when designing our executive compensation program including:

MARKET POSITIONING We believe that, on average, our executives’ target total direct compensation opportunity (consisting of base salary, target annual bonus, and target long-term incentive value) should be at the median of the market.

SHORT-TERM / LONG-TERM MIX We believe that there should be an appropriate balance between annual and long-term elements of compensation commensurate with the position’s decision-making time horizon and competitive context.

PAY AT RISK We believe that the more senior an executive’s position, the more compensation should be “at risk,” which means it will vary based on Cummins’ financial and stock price performance.
RETENTION We believe that our compensation program should support retention of our experienced executives and achievements of our leadership succession plans.
SIMPLE AND TRANSPARENT We believe that our executive compensation program should be transparent to our investors and employees as well as simple and easy to understand.

ALIGNMENT WITH SHAREHOLDER INTERESTS We believe that equity-based compensation and stock ownership should be a substantial part of our executive compensation program to link executives’ compensation with our shareholders’ returns. The greater the level of responsibility of the executive, the more his or her compensation should be stock-based and the higher his or her stock ownership requirement should be.

Named Executive Officers (“NEOs”)

JENNIFER RUMSEY President and Chief Executive Officer	TOM LINEBARGER Executive Chairman	MARK SMITH Vice President – Chief Financial Officer

LIVINGSTON L. SATTERTHWAITE Senior Vice President	TRACY EMBREE Vice President and President Distribution	SHARON BARNER Vice President – Chief Administrative Officer and Corporate Secretary

32	CUMMINS 2023 PROXY	EXECUTIVE COMPENSATION
Advisory Shareholder Say-on-Pay Vote

At our 2022 Annual Meeting, after the 2022 executive compensation actions described in this CD&A had taken place, we held an advisory shareholder vote to approve the compensation of our Named Executive Officers (our “NEOs”). Of the votes cast by our shareholders, 89.5% were voted in favor of our executive compensation.
The Committee considered these voting results along with shareholder feedback as a part of its comprehensive assessment of Cummins’ executive compensation programs. Given the support we received from shareholders, we did not undertake any material changes to our executive compensation program in response to this vote. The Committee will continue to review our compensation programs each year in light of the annual “say-on-pay” voting results and will continue to solicit shareholder feedback to ensure our programs are aligned with their expectations.

Compensation Elements Support Pay For Performance Philosophy
As in prior years, our compensation program is designed to support our pay-for-performance philosophy aligned with the interests of our shareholders and other stakeholders. The key elements of our executive compensation program for 2022 were:
Compensation Element	Form of Payment	Performance Metrics	Rationale
Base salary	Cash	Individual Performance	Market-based to attract and retain skilled executives. Designed to recognize scope of responsibility, individual performance and experience.
Annual bonus	Cash	Return on Average Net Assets (ROANA)	Rewards operational performance. ROANA balances growth, profitability and asset management.
Long-term incentive compensation	Performance cash (30%) and Performance shares (70%)	Return on Invested Capital (ROIC), weighted at 80% and EBITDA, weighted at 20% over a three-year period	ROIC and EBITDA provide an incentive for profitable growth and correlate well with shareholder value.
As described below under “One-time Bonus and Special Equity Awards” in 2022 we granted a one-time special cash bonus payment to Ms. Barner in recognition of her service as interim Chief Human Resources Officer. In 2022, we also granted a special equity award to Ms. Embree. This grant was intended to be an extraordinary award focused on the retention of a highly capable and sought-after business leader and was issued outside of our annual long-term incentive compensation program.

EXECUTIVE COMPENSATION	CUMMINS 2023 PROXY	33
We believe the compensation of our most senior executives should be based on Cummins’ overall financial performance and a significant portion of their pay should be incentive-based and therefore at risk.
In 2022, performance-linked components (annual bonus and long-term incentive compensation other than the special equity award and a one-time special cash payment described below under “One-time Bonus and Special Equity Awards) were 87% of the CEO’s target total direct compensation opportunity and 77% of the average target total direct compensation opportunity for the Named Executive Officers. These pay elements were allocated as shown below.
TARGET TOTAL DIRECT COMPENSATION MIX – FISCAL YEAR 2022
Target Executive Compensation Informed By the Market
The Committee reviews our executive compensation levels and programs on a regular basis. For pay levels, we generally target the median of the market for total direct compensation as well as its components, including salary, bonus targets, and long-term incentive target values. We consider target compensation to be market competitive if it is within +/-10% of the median level indicated by the benchmarking data.
For making 2022 pay decisions, our primary compensation benchmarking sources were manufacturing companies in nationally recognized compensation surveys. We also considered data from our Custom Peer Group (described below) regarding pay levels for the CEO and CFO and pay program design, dilution, and performance. We believe this approach provides an appropriate representation of the market, and using multiple sources lessens the impact of fluctuations in market data over time.
Our Custom Peer Group, identified in 2021 for making 2022 pay decisions, was made up of the fifteen public companies listed below. All companies fell into at least one of the following categories:
•
customers with a strong presence in one or more of our major markets;

•
companies that compete directly or indirectly with one or more of Cummins’ businesses;

•
key suppliers of related products; and

•
diversified industrial companies that compete for investor capital within the Industrial market segment.

The Custom Peer Group companies are also similar to Cummins in size and investor profile and compete with us for customers and talent.
Borg Warner Incorporated (BWA)	Caterpillar Incorporated (CAT)	Daimler Truck AG (DTG-XE)
Deere & Company (DE)	Donaldson Co. Incorporated (DCI)	Eaton Corporation (ETN)
Emerson Electric Co. (EMR)	Fortive Corporation (FTV)	Honeywell International Inc. (HON)
Illinois Tool Works (ITW)	Paccar Incorporated (PCAR)	Parker-Hannifin Corporation (PH)
Textron Incorporated (TXT)	Volvo AB (VOLV B-SE)	W.W. Grainger (GWW)
Navistar was dropped from the peer group identified in 2021 for making 2022 pay decisions. The decision to drop Navistar was due to the Traton Group’s acquisition of the company.

34	CUMMINS 2023 PROXY	EXECUTIVE COMPENSATION
Executive Compensation Best Practices
We continually review best practices in the area of executive compensation and incorporate those practices in our executive compensation arrangements.
WHAT WE DO	WHAT WE DO NOT DO
Set clear financial goals that we believe are challenging yet achievable, meet or exceed competitive standards, and will enhance shareholder value over time	We do not allow backdating or repricing of stock options
Use different measures to ensure our executives focus on both annual and longer-term goals	We do not have separate employment contracts with our executive officers
Tie incentive awards for all participants at least in part to overall company performance to reinforce the importance of the company’s success and to encourage collaboration and teamwork	We do not guarantee salary increases, bonuses or equity grants for our executive officers
Encourage executives to focus on the sustained long-term growth of our company and promote retention by vesting performance-based awards only at the end of the performance or service period	We will not gross-up excise taxes that may be imposed on payments to our executive officers in connection with a change in control
Cap payouts under our short- and long-term incentive compensation plans at 200% of the target awards	Perquisites do not constitute a major element of our executive compensation program
Require all incentive awards for senior executives be subject to clawback and cancellation provisions	We do not permit officers or directors to engage in pledging, hedging or similar types of transactions with respect to our stock
Maintain a Talent Management and Compensation Committee composed of independent directors who are advised by an outside, independent compensation consultant	We do not pay dividends or dividend equivalents on unearned performance shares
Complete an annual assessment of the risk associated with our compensation program
Require executive officers and outside directors to maintain prescribed stock ownership levels
Subject our executives to double trigger change in control provisions

EXECUTIVE COMPENSATION	CUMMINS 2023 PROXY	35
How Performance Measures and Goals are Determined
The Committee regularly reviews all elements of our executive compensation program and makes changes as it deems appropriate. Each review includes general comparisons against market data and analysis prepared by Farient, including information on market practices in the following areas:
•
Pay strategy and positioning;

•
Annual bonus plan design, including performance measures and goals and plan leverage;

•
Long-term incentive plan strategy and design, including the mix of elements, as well as performance measures and goals and plan leverage;

•
Stock ownership guidelines;

•
Executive perquisites, including personal use of company aircraft; and

•
Executive benefits and protection policies, including severance practices for officers, supplemental retirement plans, deferred compensation plans and change in control arrangements.

The Talent Management and Compensation Committee establishes performance measures and goals each year for the annual and long-term incentive plans that are designed to help achieve our business strategy and objectives. The Committee also benchmarks against the historical performance of the Custom Peer Group and considers whether Cummins’ goals are sufficiently demanding relative to our peers. Additionally, the Committee solicits Farient’s assessment regarding the degree of difficulty associated with the incentive plan performance targets relative to both external analyst expectations for performance and peer performance expectations. The Committee believes this process leads to appropriate performance targets and incentive awards that reflect the creation of shareholder value.
The Talent Management and Compensation Committee has discretion to adjust performance results that reflect significant transactions (such as acquisitions, divestitures, or newly-formed joint ventures) or other unusual items (such as pension plan contributions above required levels, restructuring, or significant tax legislation) if such events were not anticipated at the time performance targets were initially established.
Compensation Programs
Our executive compensation program consists of three principal elements: base salary, annual bonus, and long-term incentive compensation. Together, these elements constitute total direct compensation.
Base Salary
We target base salary, on average, at the median of the market for similar executive positions. Some officers’ base salaries may vary from the median due to factors such as experience, tenure, potential, performance, and internal equity.
Annual Bonus
HOW BONUSES ARE CALCULATED
Our annual bonus is designed to link participants’ pay to our annual financial performance. The payout for each participant, including our NEOs, is calculated using the following formula:
Target awards as a percentage of salary are set such that performance at the target goal level generates an annual bonus aligned with the median range of the market. The “payout factor” is determined based on Cummins’ actual financial performance against its annual goals.
2022 ANNUAL BONUS PERFORMANCE MEASURE
ROANA was the sole performance measure for our 2022 annual bonus plan because ROANA appropriately balances our growth, profitability, and the management of our assets, all of which combine to drive our share value.

36	CUMMINS 2023 PROXY	EXECUTIVE COMPENSATION
ROANA for compensation purposes equals:
ROANA = Earnings Before Interest, Taxes, Depreciation, and Amortization (or EBITDA) ÷ Average Net Assets(1)

(1)
Average Net Assets is the average of the Net Assets ending in the five quarters preceding our fiscal year. Net Assets is derived from our consolidated balance sheet and excludes debt and related financing accounts, deferred tax amounts, and certain pension and post-retirement liability accounts

ROANA PERFORMANCE TARGETS FOR 2022
Setting the target with the appropriate level of difficulty underscores the importance of achieving or exceeding our annual operating plan (AOP) performance commitment. This approach requires increasingly difficult targets during economic upturns and realistic goals during cyclical downturns. The 2022 ROANA goals were set with this philosophy in mind.
Target ROANA increased from 25.56% in 2021 to 32.35% in 2022. This increase was due to the AOP projections for 2022. Target ROANA was established by the TMCC after reviewing the AOP and considering input from Farient, the Committee’s independent outside consultant.
Target ROANA (a 100% payout factor) was the amount required to achieve our AOP. As shown below, the possible payout factors for 2022 ranged from 10% for threshold performance (70% of target ROANA) to a maximum of 200% for superior performance (115% of target ROANA or better). The payout factor changed in increments of 10% for results that fell between threshold and target, or between target and maximum.
	ROANA Goal	Goal as % of Target	Payout as % of Target(1)
>Maximum	37.20%	115%	200%
Target	32.35%	100%	100%
Threshold	22.65%	70%	10%
<Threshold	<22.65%	<70%	0%
EBITDA at target: $4.130 billion

(1)
Interpolate for performance between discrete points, rounded to the nearest 10% increment

2022 ROANA PERFORMANCE AND PAYOUTS
Our 2022 ROANA performance was 29.8%, and, as a result, the payout factor used to calculate the 2022 annual bonus for all participants, including Named Executive Officers, was 70% of target.
In calculating the 2022 annual bonus, we made the following exclusions:
•
$81 million in costs associated with the separation of the Filtration business

•
$26 million of net benefit from the Meritor business which includes acquisition and integration costs

•
$111 million of expense related to the indefinite suspension of operations in Russia, including inventory write-offs, account receivable write-offs, breach of contract accruals, employee severance, and other required expenses

EXECUTIVE COMPENSATION	CUMMINS 2023 PROXY	37
Long-Term Incentive Compensation
FORM OF LONG-TERM INCENTIVE AWARDS FOR 2022
Our long-term incentive compensation program for 2022 consisted of performance shares and performance cash, weighted 70% and 30%, respectively. We believe that the combination of these long-term incentive vehicles supports our pay-for-performance philosophy, provides appropriate incentives for participants to achieve financial targets, and provides strong linkage between the economic interests of our participants, including our NEOs, and our shareholders.

70%

Performance Shares

ROIC weighted at 80% and EBITDA weighted at 20%.

Term: 3-years

30%

Performance Cash

ROIC, weighted at 80% and EBITDA weighted at 20%

Term: 3-years

TARGET GRANT VALUES
The TMCC generally sets the target long-term incentive values for our officers on average at the median of the market. Grant values are set using a market-based economic valuation methodology which converts the targeted value of the grants into a targeted number of performance shares and dollar amount of performance cash. The number of performance shares granted is based on a three-month average daily trading day stock price in the final quarter of our prior fiscal year to mitigate the impact of temporary stock price spikes or drops on the number of shares to be granted.
PERFORMANCE PLAN MEASURES
For the last several years, we have used two metrics for our long-term performance cash and performance shares: Return on Invested Capital (ROIC), which has an 80% weighting, and earnings before interest, taxes, depreciation, and amortization (EBITDA), which has a 20% weighting. The Talent Management and Compensation Committee reaffirmed these metrics were appropriate for the 2022-2024 award cycle as we continued to focus on both growth and delivering strong returns on the capital we invest. Together these metrics strongly correlate with total shareholder return.
ROIC AND EBITDA PERFORMANCE TARGETS FOR THE 2020-2022 AWARD CYCLE
For the 2020-2022 performance cycle, we set a stable ROIC target of 15%, which represents a target that is both above the median of our peer group as well as a challenging goal across the 3-year performance period. We endeavor to maintain a stable target as long as our strategy remains the same in delivering competitive long-term returns. We also established a cumulative 3-year EBITDA goal the Talent Management and Compensation Committee deemed to be challenging, yet realistic, and consistent with our long-term strategy and financial plans.
ROIC for compensation purposes equals:
ROIC = Average Earnings Before Interest Expense and Noncontrolling Interests after taxes for the 3-year performance period ÷ Average Invested Capital for the 3-year performance period

38	CUMMINS 2023 PROXY	EXECUTIVE COMPENSATION
EBITDA for compensation purposes equals:
EBITDA = Cumulative Earnings Before Interest Expense, Income Taxes, Noncontrolling Interests, Depreciation and Amortization for the 3-year performance period
The table below summarizes the ROIC and EBITDA targets for the 2020-2022 award cycle.
	ROIC Goal (80% Weighting)	ROIC Goal as a % of Target	EBITDA Goal (20% Weighting)	EBITDA Goal as % of Target	ROIC and EBITDA Payouts as % of Target(1)
<Maximum	19.50%	130%	$12,422	115%	200%
Target	15.00%	100%	$10,802	100%	100%
Threshold	10.50%	70%	$9,182	85%	10%
<Threshold(2)	10.50%	<70%	<$9,182	<85%	0%

(1)
Interpolate for performance between discrete points

(2)
Plan does not require that both measures are above threshold for a payout to occur

2020-2022 LONG-TERM PERFORMANCE CASH AND PERFORMANCE SHARE PAYOUTS
Based on our actual performance from January 1, 2020 through December 31, 2022, our ROIC was 15.2% and our 3-year Cumulative EBITDA was $10,594 million. As a result, the payout factor used to calculate the awards for all long-term incentive plan participants was 90%. We made the following exclusions:
In calculating the 2020-2022 long-term incentive performance, we made the following exclusions:
•
$81 million in costs associated with the separation of the Filtration business

•
$26 million of net benefit from the Meritor business which includes acquisition and integration costs

•
$111 million of expense related to the indefinite suspension of operations in Russia, including inventory write-offs, account receivable write-offs, breach of contract accruals, employee severance, and other required expenses

ROIC AND EBITDA PERFORMANCE TARGETS FOR THE 2021-2023 AND 2022-2024 AWARD CYCLES
The table below summarizes the ROIC and EBITDA targets for the 2021-2023 award cycle.
	ROIC Goal (80% Weighting)	ROIC Goal as a % of Target	EBITDA Goal (20% Weighting)	EBITDA Goal as % of Target	ROIC and EBITDA Payouts as % of Target(1)
<Maximum	19.50%	130%	$12,157	115%	200%
Target	15.00%	100%	$10,571	100%	100%
Threshold	10.50%	70%	$8,985	85%	10%
<Threshold(2)	10.50%	<70%	<$8,985	<85%	0%

(1)
Interpolate for performance between discrete points

(2)
Plan does not require that both measures are above threshold for a payout to occur

The table below summarizes the ROIC and EBITDA targets for the 2022-2024 award cycle.
	ROIC Goal (80% Weighting)	ROIC Goal as a % of Target	EBITDA Goal (20% Weighting)	EBITDA Goal as % of Target	ROIC and EBITDA Payouts as % of Target(1)
<Maximum	19.50%	130%	$14,124	115%	200%
Target	15.00%	100%	$12,282	100%	100%
Threshold	10.50%	70%	$10,440	85%	10%
<Threshold(2)	10.50%	<70%	<$10,440	<85%	0%

(1)
Interpolate for performance between discrete points

(2)
Plan does not require that both measures are above threshold for a payout to occur

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One-Time Bonus and Special Equity Awards
In recognition of the additional responsibilities assumed by Ms. Barner during her service as Interim Chief Human Resources Officer for nine months of 2022, the Talent Management and Compensation Committee awarded Ms. Barner a one-time unrestricted cash bonus payment of $750,000. This bonus was paid to Ms. Barner on November 4, 2022. The value of this bonus was determined by assessing the approximate median target total short-term compensation opportunity of a Chief Human Resources Officer in the external market, pro-rated for the nine-month period of service. This bonus did not affect the calculation of Ms. Barner’s eligible compensation for purposes of her 2022 variable compensation nor will it factor into the calculation of any defined benefit retirement program.
As previously disclosed, given the company’s desire to retain highly capable and sought-after business leaders, the Talent Management and Compensation Committee awarded Ms. Embree a special restricted stock award, with a target value of $500,000(1), effective March 1, 2022. The grant is subject to ratable vesting over three years beginning on the second anniversary of the grant date.
A similar award consisting of a special restricted stock award, with a target value of $500,000 was also provided to Ms. Embree effective on August 1, 2021. This grant is also subject to ratable vesting over three years beginning on the second anniversary of the grant date.
The total award value between the two grants was chosen as an amount that would be sufficient to retain Ms. Embree. Additionally, the award further strengthens the ownership stakes of a high performing executive who plays a critical role in the company’s success.
(1)
The target dollar value of the equity grants noted above does not reflect the grant date fair value for purposes of U.S. GAAP. Instead, based upon the target dollar value of the equity awards, the actual number of restricted stock units or shares of restricted stock granted was determined by dividing the target dollar value by an average of the closing prices of our common stock over a six-month period.

The Compensation Decision Process
ROLE OF OUR TALENT MANAGEMENT AND COMPENSATION COMMITTEE
The Talent Management and Compensation Committee reviews and discusses the Board’s evaluation of the President and Chief Executive Officer’s performance, including the progress made in implementing Cummins’ business strategy and achieving specific long- and short-term business objectives. The Committee considers those discussions and the results of the formal review to determine the compensation of our Chief Executive Officer for the coming year. The Committee Chair then informs the Board of the Committee’s decisions. Members of management do not make recommendations regarding the compensation of our President and Chief Executive Officer.
ROLE OF OUR CHIEF EXECUTIVE OFFICER
For other executives, including the NEOs, the President and Chief Executive Officer considers performance and makes individual recommendations to the Committee on base salary, annual incentive targets, and long-term incentive targets. This review occurs annually at the February Talent Management and Compensation Committee meeting, which is the first meeting of the year and provides the earliest opportunity to review and assess individual and corporate performance for the previous year.
The Talent Management and Compensation Committee evaluates each officer’s compensation relative to the market median for similar positions and considers internal equity and the experience, tenure, potential and performance of each officer and modifies and approves, as appropriate, these recommendations.
ROLE AND INDEPENDENCE OF OUR COMPENSATION CONSULTANT
For 2022, the Talent Management and Compensation Committee engaged Farient Advisors LLC, or Farient, as its independent compensation consultant to provide input and advice to the Committee. The consultant also advises the Committee on non-employee director compensation. Other than the services provided to the Committee, Farient does not provide any other services to our company. Our Committee maintains a formal process to ensure the independence of any executive compensation advisor engaged by the Committee, including consideration of all factors relevant to the advisor’s independence from management, including those factors specified by the NYSE listing rules. The Committee assessed the independence of Farient in light of those factors and concluded that Farient is an independent compensation advisor and that its work for the Committee did not raise any conflict of interest.
The Committee oversees the work of the consultant and has final authority to hire or terminate any consultant. The Committee also annually reviews structural safeguards to assure the independence of the consultant.

40	CUMMINS 2023 PROXY	EXECUTIVE COMPENSATION
Compensation Decisions Pertaining to our Named Executive Officers
The discussion below outlines each NEO’s responsibilities, performance highlights for 2022, the compensation decisions made, and incentive outcomes for each individual.
The Talent Management and Compensation Committee believes the 2022 compensation packages for our NEOs and our executive compensation program align the interests of our shareholders and executives by emphasizing variable, at-risk compensation tied to measurable performance goals using an appropriate balance of short-term and long-term objectives.
Jennifer Rumsey President and Chief Executive Officer
(1)
2022 pay for Ms. Rumsey reflects her pay as of August 2022 when she was promoted to President and Chief Executive Officer.

(2)
2021 pay for Ms. Rumsey reflects her pay as of March 2021 when she was promoted to President and Chief Operating Officer.

(3)
The target incentive values differ from those shown in the Summary Compensation Table because the table shows earned not target annual incentive awards.

Ms. Rumsey served as our President and Chief Executive Officer in 2022. She was promoted to this role in August 2022 after serving as President and Chief Operating Officer. As part of the promotion, taking into account the median levels indicated by benchmarking data relating to her new role, the TMCC increased Ms. Rumsey’s base salary to $1,500,000, set her target annual bonus to $2,625,000 (175% of base salary), and increased her target long-term incentive award to $7,500,000. Ms. Rumsey’s target total direct compensation in 2022 compared to 2021 is shown in the charts above.
In 2022, Ms. Rumsey:
•
Led the company’s overall operations delivering a 9% increase in organic sales and 13% increase in EBITDA, in the midst of significant supply chain and logistics challenges. ROIC increased to 16.7% from 15.1% in 2021, excluding the impact of the Meritor acquisition.

•
Played a leadership role in advancing key Cummins strategies including our Destination Zero decarbonization strategy, advancing partnerships, and launching new products globally.

•
Continued to work with OEM and end user customers to deliver value through improved product quality and performance and excellent product support.

•
Actively engaged and communicated with employees to inspire and motivate them and ensure we create the right environment for their success in delivering our mission, vision, and values.

•
Advanced the company’s diversity, equity & inclusion efforts through involvement in the Chairman’s Diversity Council.

•
Co-sponsored the Cummins Power Women Corporate Responsibility Initiative.

•
Partnered with Mr. Linebarger to smoothly transition into the CEO role in August.

Ms. Rumsey’s target compensation compared to her realized compensation for 2022 is shown in the table below:
Pay Component	Target	Performance Factor	Realized	Comments
Salary for 2022	$1,500,000	Not Applicable	$1,500,000	Reflects Ms. Rumsey’s base salary as of August when she was promoted to President and CEO
Annual Bonus for 2022	$2,625,000	70%	$1,837,500	Reflects Ms. Rumsey’s annual bonus as of August when she was promoted to President and CEO. $2,625,000 x 70%
Performance Cash for 2020-2022 cycle	$512,000	90%	$460,800	$512,000 x 90%
Performance Shares for 2020-2022 cycle	2,840	90%	2,556 Performance shares earned for 2020-2022 cycle, valued at $619,293	Value reflected $242.29 stock price on December 30, 2022; 2,840 shares x 90% x $242.29 stock price

EXECUTIVE COMPENSATION	CUMMINS 2023 PROXY	41
N. Thomas Linebarger Executive Chairman
(1)
The salary shown is based on the annualized salary that was intended to be paid starting on July 1, which is Cummins’ normal effective focal increase date.

(2)
The target incentive values differ from those shown in the Summary Compensation Table because the table shows earned not target annual incentive awards.

(3)
The salary shown for 2022 reflects Mr. Linebarger’s salary effective in August 2022 after he transitioned from Chairman and Chief Executive Officer to Executive Chairman.

(4)
The target incentive values for 2022 reflect the pro-rated amounts that Mr. Linebarger received after he transitioned from Chairman and Chief Executive Officer to Executive Chairman.

Mr. Linebarger served as our Chairman of our board and Chief Executive Officer from 2012 to August 2022. At the beginning of 2022, the TMCC determined to maintain Mr. Linebarger’s salary, target annual bonus, and target long-term incentive compared to the levels established in 2021. Mr. Linebarger’s pay was adjusted, however, in August 2022 when he transitioned from Chairman and Chief Executive Officer to Executive Chairman. The following pay adjustments were made as part of the role change.
•
Mr. Linebarger’s salary decreased from $1,575,000 to $1,150,000

•
Mr. Linebarger’s annual bonus target incentive as a percentage of base salary decreased from 160% to 150%.

•
Mr. Linebarger’s annual target long term incentive for the 2022-2024 performance cycle was reduced from $9,000,000 to $1,750,000. This was calculated by taking 7 months of service in the role as Chairman and Chief Executive Officer divided by 36 months in the performance cycle to arrive at a pro-ration factor of 19.44%.

The Committee felt that Mr. Linebarger’s 2022 final pay package was appropriate for his role as Executive Chairman and aligned to the external market for a role of similar responsibilities.
In 2022, Mr. Linebarger:
•
Delivered record revenues of $28.1 billion and net income of $2.2 billion.

•
Led a successful succession of the CEO role.

•
With our lead Director, ensured the collective membership of our company’s Board comprise diversity of experience, tenure, race, and gender.

•
Demonstrated strong commitment toward the company’s Destination Zero decarbonization goals, including significant investment in fuel cell, electrolyzer, and battery electric technologies, and serving as the Chairman of the Hydrogen Council.

•
Advanced the company’s diversity, equity & inclusion efforts through leadership of the Chairman’s Diversity Council, investment in external community partnerships focused on racial justice, and sponsorship of an immersive program to expand our executive leadership team’s understanding of and competency in talking about race.

Mr. Linebarger’s target compensation compared to his realized compensation for 2022 is shown in the table below:
Pay Component	Target	Performance Factor	Realized	Comments
Salary for 2022	$1,150,000	Not Applicable	$1,150,000	The salary shown for 2022 reflects Mr. Linebarger’s salary effective in August 2022 after he transitioned from Chairman and Chief Executive Officer to Executive Chairman
Annual Bonus for 2022	$1,725,000	70%	$1,207,500	$1,725,000 x 70%
Performance Cash for 2020-2022 cycle	$3,687,000	90%	$3,318,300	$3,687,000 x 90%
Performance Shares for 2020-2022 cycle	20,440	90%	18,396 Performance shares earned for 2020-2022 cycle, valued at $4,457,167	Value reflected $242.29 stock price on December 30, 2022; 20,440 shares x 90% x $242.29 stock price

42	CUMMINS 2023 PROXY	EXECUTIVE COMPENSATION
Mark Smith Vice President – Chief Financial Officer
(1)
The salary shown for each year is based on the annualized salary that was intended to be paid starting on July 1 of each given year, which is Cummins’ normal effective focal increase date.

(2)
The target incentive values differ from those shown in the Summary Compensation Table because the table shows earned not target annual incentive awards.

Mr. Smith served as our Vice President – Chief Financial Officer in 2022. He has held this role since 2019. At the beginning of 2022, the TMCC increased Mr. Smith’s base salary, target annual bonus, and target annual long-term incentive award to better align him with the external market. Mr. Smith’s target total direct compensation in 2022 compared to 2021 is shown in the charts above.
In 2022, Mr. Smith:
•
Worked closely with our global business leaders to deliver Sales of $28.1 billion, EBITDA of $3.8 billion and Earnings Per Share per of $15.12 in 2022, all record figures.

•
Ensured that the company maintained strong financial controls and liquidity.

•
Successfully completed the acquisition of Meritor and led the preparation for the future separation of our Filtration business, as we reposition our business to lead the decarbonization of our industry.

•
Continued our focus on our talent management strategy resulting in increased representation of black and female employees in finance leadership positions in the U.S.

Mr. Smith’s target compensation compared to his realized compensation for 2022 is shown in the table below:
Pay Component	Target	Performance Factor	Realized	Comments
Salary for 2022	$760,000	Not Applicable	$760,000	—
Annual Bonus for 2022	$760,000	70%	$532,000	$760,000 x 70%
Performance Cash for 2020-2022 cycle	$819,000	90%	$737,100	$819,000 x 90%
Performance Shares for 2020-2022 cycle	4,540	90%	4,086 Performance shares earned for 2020-2022 cycle, valued at $989,997	Value reflected $242.29 stock price on December 30, 2022; 4,540 shares x 90% x $242.29 stock price

EXECUTIVE COMPENSATION	CUMMINS 2023 PROXY	43
Tony Satterthwaite Senior Vice President
(1)
The salary shown for each year is based on the annualized salary that was intended to be paid starting on July 1 of each given year, which is Cummins’ normal effective focal increase date.

(2)
The target incentive values differ from those shown in the Summary Compensation table because the table shows earned not target annual incentive awards. The target annual LTI for 2021 includes a one-time performance-based restricted stock unit grant with a target grant value of $3,000,000 that Mr. Satterthwaite received in 2021. Two-thirds of the restricted stock unit grant has been earned based on performance in 2021 and 2022.

Mr. Satterthwaite was appointed Senior Vice President in August 2022. Previously, he served as Vice Chairman. At the beginning of 2022, the TMCC determined to maintain Mr. Satterthwaite’s base salary and target annual bonus at the levels established in 2021. The Committee also kept Mr. Satterthwaite’s target long-term incentive at the same level of $2,300,000.
Mr. Satterthwaite’s target total direct compensation in 2022 compared to 2021 is shown in the charts above.
In 2022, Mr. Satterthwaite:
•
Led a leadership development program that reached 1800 employees in 5 regions of the world.

•
Drove work to support long-term supply chain sustainability for our core business.

•
Expanded business with a strategic customer into a new part of the world.

•
Supported the future separation of our Filtration business.

•
Refreshed our Digital Strategy to focus on customer value and internal efficiencies.

•
Advanced SG&A process improvements to reduce cost.

•
Achieved original 2030 targets for Cummins Water Works.

Mr. Satterthwaite’s target compensation compared to his realized compensation for 2022 is shown in the table below:
Pay Component	Target	Performance Factor	Realized	Comments
Salary for 2022	$740,000	Not Applicable	$740,000	—
Annual Bonus for 2022	$703,000	70%	$492,100	$703,000 x 70%
Performance Cash for 2020-2022 cycle	$942,000	90%	$847,800	$942,000 x 90%
Performance Shares for 2020-2022 cycle	5,220	90%	4,698 Performance shares earned for 2020-2022 cycle, valued at $1,138,278	Value reflected $242.29 stock price on December 30, 2022; 5,220 shares x 90% x $242.29 stock price

44	CUMMINS 2023 PROXY	EXECUTIVE COMPENSATION
Tracy Embree Vice President and President Distribution
(1)
The salary shown for each year is based on the annualized salary that was intended to be paid starting on July 1 of each given year, which is Cummins’ normal effective focal increase date.

(2)
The target incentive values differ from those shown in the Summary Compensation Table because the table shows earned not target annual incentive awards.

(3)
The target annual LTI amounts for 2021 and 2022 each include a $500,000 time-vesting restricted stock grant that Ms. Embree received in each year, as outlined in the One-Time Bonus and Special Equity Awards Section. These amounts are characterized as “at risk” solely because the value of the grants depends on the value of our stock.

Ms. Embree served as our Vice President and President – Distribution in 2022. She has held this role since 2019. At the beginning of 2022, the TMCC determined to increase Ms. Embree’s base salary, target annual bonus, and long term incentive to better position her with the external market. Ms. Embree’s target total direct compensation in 2022 compared to 2021 is shown in the charts above.
In 2022, Ms. Embree:
•
Managed through the supply chain and labor sourcing challenges for the Distribution segment while ensuring our customers were supported and the business delivered record EBITDA as a percentage of revenue.

•
Introduced the new vision for customer support and ensured that the plans for the Regional operating teams were defined and aligned.

•
Partnered with the digital and IT functions to drive improvements in our sales and service platforms and tools and ensured that we have a roadmap for our digital investments in our business.

•
Supported the development of our leaders and ensured over 750 Distribution Business Unit (DBU) Global leaders participated in Building Success in You, a training program focused on Cummins Leadership Culture and Behaviors.

•
Sponsored critical leadership development activities including our Global Leadership Representation mentoring program, two cohorts of Building Success in You, and the Asia Pacific Global Leadership Development Cohort.

•
Partnered with the CEO to deliver Authentic Leadership as part of our Executive Development Program.

•
Co-Sponsored our Cummins PSIF safety initiative.

Ms. Embree’s target compensation compared to her realized compensation for 2022 is shown in the table below:
Pay Component	Target	Performance Factor	Realized	Comments
Salary for 2022	$680,000	Not Applicable	$680,000	—
Annual Bonus for 2022	$612,000	70%	$428,400	$612,000 x 70%
Performance Cash for 2020-2022 cycle	$512,000	90%	$460,800	$512,000 x 90%
Performance Shares for 2020-2022 cycle	2,840	90%	2,556 Performance shares earned for 2020-2022 cycle, valued at $619,293	Value reflected $242.29 stock price on December 30, 2022; 2,840 shares x 90% x $242.29 stock price

EXECUTIVE COMPENSATION	CUMMINS 2023 PROXY	45
Sharon Barner Vice President – Chief Administrative Officer & Corporate Secretary
(1)
The salary shown is based on the annualized salary that was intended to be paid starting on July 1, which is Cummins’ normal effective focal increase date.

(2)
The target incentive values differ from those shown in the Summary Compensation Table because the table shows earned not target annual incentive awards.

(3)
The $750,000 one-time bonus payment made to Ms. Barner in recognition of her service as interim Chief Human Resources Officer is excluded from this chart as it was not part of her target compensation for 2022.

(4)
2021 pay for Ms. Barner reflects her pay as of March 2021 when she was promoted to Vice President – Chief Administrative Officer & Corporate Secretary.

Ms. Barner served as our Vice President – Chief Administrative Officer & Corporate Secretary in 2022. She has held this role since 2021. At the beginning of 2022, the TMCC determined to increase Ms. Barner’s base salary and target annual bonus to better align her with the external market. The Committee kept Ms. Barner’s target long-term incentive at the same level of $1,500,000.
In 2022, Ms. Barner:
•
Served as Interim Chief Human Resource Officer for 9 months, leading the adoption of an international remote work policy, implementing broad-based compensation redesign, and revamping our performance management process.

•
As Corporate Secretary, led the transition of outgoing lead director to new lead director and transition of CEO to Chairman of the Board and COO to new President and CEO.

•
Led synergy realization of key functions including HR, communications, marketing, legal and facilities regarding integration of Jacobs and Meritor acquisitions.

•
Led cross-functional team in the wind down of operations in Russia.

•
Led marketing, communications, Cummins business services, facilities, HR and other functions to support the future separation of our Filtration business.

•
Partnered with our CEO to co-lead our Cummins Advocates for Racial Equity program (“CARE”) engaging more than 150 Cummins employee volunteers, investing nearly $10 million in 2022 and positively impacting over 300 black owned businesses. Ms. Barner co-leads the economic empowerment workstream and developed a Supplier Sponsorship Program for Black Owned Enterprises to increase supplier spend by at least 20% year-over-year.

Ms. Barner’s target compensation compared to her realized compensation for 2022 is shown in the table below:
Pay Component	Target	Performance Factor	Realized	Comments
Salary for 2022	$700,000	Not Applicable	$700,000	—
Annual Bonus for 2022	$700,000	70%	$490,000	$700,000 x 70%
Performance Cash for 2020-2022 cycle	$614,000	90%	$552,600	$614,000 x 90%
Performance Shares for 2020-2022 cycle	3,410	90%	3,069 Performance shares earned for 2020-2022 cycle, valued at $743,588	Value reflected $242.29 stock price on December 30, 2022; 3,410 shares x 90% x $242.29 stock price
As referenced in the One-Time Bonus and Special Equity Awards Section, Ms. Barner received a special one-time cash bonus of $750,000 in recognition of her service as the interim Chief Human Resources Officer. Ms. Barner served as the Interim Chief Human Resources Officer for 9 months in 2022 in addition to her responsibilities as Vice President – Chief Administrative Officer & Corporate Secretary. The value of the award was determined by assessing the approximate median short-term compensation opportunity of a Chief Human Resources Officer in the external market, pro-rated for this 9-month period. This $750,000 one-time cash bonus is not reflected in the above table.

46	CUMMINS 2023 PROXY	EXECUTIVE COMPENSATION
Annual Compensation Risk Assessment
In 2022, the Talent Management and Compensation Committee conducted its annual risk assessment of our compensation policies and practices. The Committee evaluated the levels of risk-taking encouraged by our compensation arrangements to determine whether they were appropriate in the context of our strategic plan and annual budget, our compensation objectives, and Cummins’ overall risk profile. The Committee also reviewed the robust risk-mitigation features of our compensation program, the most significant of which are outlined below.
Pay Mix	Performance- Based Measurement	Time Horizon

The three primary elements of our executive compensation program are base salary, annual bonus, and long-term incentive compensation. We target the median of the market for our total compensation package. This approach mitigates the need for executives to take significant risks to earn average competitive compensation and also ensures that the interests of our executives are closely aligned with those of our shareholders.

The performance goals set forth in our annual bonus and long-term incentive plans are based upon budgeted levels that are reviewed and approved by the Committee. We believe these goals are challenging yet attainable at their targeted levels without the need to take inappropriate risks, take actions that would violate our Code of Business Conduct, or make material changes to our long-term business strategy or operations. Payouts under both incentive plans are capped at 200% of target to make it less likely that executives would pursue outsized short-term achievements at the expense of the long term.

Our long-term incentive plan awards are based on a three-year performance period, which encourages our employees to focus on the sustained growth of our company rather than seeking potentially unsustainable short-term gains.

Clawback Policy	Other Risk Mitigators	Exclusion of Unusual Items
Amounts paid to any officer under our annual bonus or long-term incentive compensation plans are subject to recovery in accordance with our Recoupment policy, as described below.
We pay incentive compensation only after our audited financial results are complete and the Committee has certified our performance results and the associated incentive awards. Additionally, we have stock ownership requirements for all officers that ensure the interests of our leaders and shareholders are aligned. We also prohibit officers from engaging in forms of hedging or monetization transactions involving the establishment of a short position in our securities and from entering into any arrangement that, directly or indirectly, involves the use of our securities as collateral for a loan.

In measuring financial performance under our annual short- and long-term bonus plans, the Talent Management and Compensation Committee has discretion to adjust performance results that reflect significant transactions or other unusual items if such events were not anticipated at the time performance targets were initially established. We believe allowing these exclusions ensures our executives will focus on the merits of proposed transactions for Cummins rather than the effect a proposed action may have on incentive compensation.

As a result of its review, the Committee concluded that Cummins has a balanced executive compensation program that does not drive excessive financial risk-taking, and that risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on our company.

EXECUTIVE COMPENSATION	CUMMINS 2023 PROXY	47
Benefits
Our officers, including our Named Executive Officers, participate in a full range of health, welfare and retirement benefits and are covered by the same plans as other exempt employees. We target our total benefit package to be at the median of the market.
In addition to these benefits, our U.S. officers, including our Named Executive Officers, participate in a supplemental life insurance and deferred income program that is designed to attract and retain key leadership talent in senior positions. This program provides additional life insurance equal to three times base salary while the officer is an active employee, and additional retirement payments, which are offset by and coordinated with payments from our regular retirement plans.
The supplemental retirement provision “tops up” the pension available from our regular pension plans to provide a total benefit based on a percentage of the officer’s highest average consecutive 60-month base salary and annual bonus received during the last 10 years of employment. The total replacement formula is 2% for each of the first 20 years and 1% for each of the next 10 years, with a maximum 50% total benefit for all officers other than Mr. Linebarger, who is eligible for an additional 10% benefit.
Our U.S. officers, including our Named Executive Officers, are also eligible to participate in our non-qualified deferred compensation plan. This program is designed to provide financial planning opportunities for capital accumulation on a tax-deferred basis and to meet competitive market practice.
A majority of our employees, including our Named Executive Officers, are eligible to participate in our employee stock purchase plan. Under the employee stock purchase plan, each eligible employee may authorize the withholding of 1-15% of base pay each pay period to be used to purchase shares of our common stock for the employee’s account on the open market. Cummins makes a matching contribution in cash in an amount sufficient to give employees a 15% discount on the purchase price of these shares.
Perquisites
Perquisites do not constitute a major element of our executive compensation program.
Our officers, including our Named Executive Officers, are entitled to the services of a financial counselor for estate- and tax-planning advice and tax return preparation. Cummins pays the fees for these services, which are detailed in the Summary Compensation Table.
Our officers, including our Named Executive Officers, may use our aircraft for reasonable personal use, following a prescribed approval process. The Talent Management and Compensation Committee reviews the level of usage annually. We believe that allowing our officers to use a company-owned plane for limited personal use saves time and provides additional security for them, which ultimately benefits Cummins. The aggregate incremental cost of personal aircraft use by our Named Executive Officers is detailed in the Summary Compensation Table.
Executive physical examinations are available for all officers, including our Named Executive Officers. The Committee considers this practice to be good corporate governance and a direct benefit to Cummins’ shareholders.
Executive Compensation Policies
COMPENSATION RECOUPMENT
Our incentive compensation awards are subject to our compensation recoupment, or “clawback” policy. This policy provides that, if any of our financial statements are required to be materially restated due to the fraudulent actions of any officer, the Talent Management and Compensation Committee may direct that we recover all or a portion of any award or any past or future compensation other than base salary from the responsible officer with respect to any year for which our financial results are adversely affected by such restatement.
The policy also authorizes us to recover incentive-based compensation erroneously awarded to an officer on the basis of a financial reporting measure that is subject to an accounting restatement, and to recover incentive compensation paid or awarded to an officer if the officer engages in certain types of misconduct specified in the policy and that misconduct has caused, or might reasonably be expected to cause, significant reputational or financial harm to our company.
We expect to modify our clawback policy to comply with the SEC’s recently issued regulations and the implementing stock exchange listing standards.

48	CUMMINS 2023 PROXY	EXECUTIVE COMPENSATION
POST-EMPLOYMENT COMPENSATION AND CHANGE IN CONTROL PROTECTIONS
We do not have formal severance agreements with any of our Named Executive Officers. However, we have a policy of paying severance under certain circumstances to officers whose employment is terminated, and certain of our plans provide for other benefits upon certain change-in-control events and terminations of employment. These arrangements are described in detail under “Potential Payments Upon Termination or Change in Control.” The purposes of these benefits are to encourage our key executives to concentrate on taking actions that are in the best interests of our shareholders without regard to whether such actions may ultimately have an adverse impact on their job security, and to enable key executives to provide objective advice on any potential change in control without undue concern for their personal financial situations. The Talent Management and Compensation Committee periodically reviews and modifies these benefits to ensure they continue to meet these objectives.
Under our change in control compensation protection arrangements, benefits would be provided following a qualified change in control and termination without “cause” by the company or termination by the officer for “good reason” within two years of the change in control. Upon the occurrence of both triggering events, the following benefits would be provided to any affected Named Executive Officer:
For Our Chief Executive Officer	For Our Named Executive Officers (except our Chief Executive Officer)
• Severance equal to three years’ base salary plus three annual bonus payments calculated at a 1.0 payout factor	• Severance equal to two years’ base salary plus two annual bonus payments calculated at a 1.0 payout factor
• Full vesting of certain insurance and retirement benefits	• Full vesting of certain insurance and retirement benefits
• Continuation for the three-year severance period of certain other benefits or an equivalent cash payment	• Continuation for the two-year severance period of certain other benefits or an equivalent cash payment
In addition to the severance provisions of our change in control compensation protection arrangements, awards under our long-term compensation plans provide for accelerated vesting upon a change in control only if the awards are not assumed or replaced or if the award holder’s employment is also terminated by us (or the surviving entity) without cause or by the award holder with good reason within two years after the change in control.
Our change in control compensation protection arrangements do not provide for tax gross-ups for excise taxes imposed because of the “golden parachute” excise tax provisions of Code Sections 280G and 4999. Instead, the arrangements provide that, if excise taxes are imposed because of the golden parachute excise tax provisions of Code Sections 280G and 4999, the Named Executive Officer’s change in control compensation protections will either be cut back to below the level that would trigger the imposition of the excise taxes, or paid in full and subjected to the excise taxes, whichever results in the better after-tax outcome to the Named Executive Officer.
CONFIDENTIALITY AND NON-COMPETE AGREEMENTS
Each of our Named Executive Officers has signed an agreement not to disclose our confidential information or to accept employment with certain competitors during, and for 12 months after, the time the officer is employed by us.
STOCK OWNERSHIP REQUIREMENTS
The Talent Management and Compensation Committee believes our officers should own a significant amount of our stock to further link their economic interests to those of our shareholders. To underscore this, we require officers to own a number of shares of our common stock having a total value equal to the following multiples of their respective base salaries:
Group	Stock Ownership Requirement
Chief Executive Officer	Five times (5×) base salary
Members of the Cummins Leadership Team (including all of the Named Executive Officers other than the Chief Executive Officer)	Three times (3×) base salary
All Other Officers	One time (1×) base salary
An officer’s direct and indirect ownership of our common stock counts toward the ownership requirements whereas unexercised stock options and unearned performance shares do not.

EXECUTIVE COMPENSATION	CUMMINS 2023 PROXY	49
Because our stock value may vary, ownership requirements are expressed as a set number of shares for defined salary bands. The number of required shares is reviewed annually and established by the Committee based on an average stock price over a three-year period.
Officers have five years from the date of initial appointment to meet their ownership requirement. An officer whose salary increases to the new band (and higher stock ownership requirement) has three years from the date of the increase to achieve the higher level. Subject to limited exceptions, officers may not sell any shares until they reach their stock ownership guideline, and then they may only sell Cummins’ shares to the extent their stock ownership would not drop below their required level.
All of our Named Executive Officers are already in compliance with, or still have time to meet, their stock ownership requirement.
As described under “Director Compensation,” we also have formal stock ownership guidelines for non-employee Board members. All of our non-employee directors have either satisfied this requirement or have additional time to do so.
PLEDGING AND HEDGING POLICY
We maintain a policy under which our officers and directors are prohibited from engaging in forms of hedging or monetization transactions involving the establishment of a short position in our common stock, such as zero-cost collars and forward sale contracts. They are also prohibited from entering into any arrangement that, directly or indirectly, involves the pledge of our securities or other use of our securities as collateral for a loan. Our anti-pledging and anti-hedging policy does not apply to employees who are not officers or directors.
The Talent Management & Compensation Committee Report
The Talent Management and Compensation Committee of the Board of Directors reviewed and discussed the preceding Compensation Discussion and Analysis with management. Based on such review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement for incorporation by reference into the company’s Annual Report on Form 10-K for the year ended December 31, 2022.
Respectfully submitted,
GEORGIA R. NELSON, CHAIR
CARLA A. HARRIS
THOMAS J. LYNCH
WILLIAM I. MILLER
The summary compensation table and supplemental tables on the following pages disclose compensation information for our Named Executive Officers during our last three completed fiscal years (or such shorter period for which the Named Executive Officer was a Named Executive Officer).

50	CUMMINS 2023 PROXY	EXECUTIVE COMPENSATION
2022 Summary Compensation Table and Supplemental Tables
Name and Principal Position	Year	(1) Annual Salary	(2) Bonus	(3) Stock Awards	(4) Option Awards	(5) Non-Equity Incentive Plan Compensation	(6) Change in Pension Value and Nonqualified Deferred Compensation Earnings	(7) All Other Compensation	Total Compensation
J. W. Rumsey, President and Chief Executive Officer(8)	2022	$1,062,833	$0	$4,478,567	$0	$1,532,908	$0	$59,103	$7,133,411
	2021	$716,667	$0	$1,757,020	$0	$1,277,983	$427,832	$25,829	$4,205,331
N. T. Linebarger, Executive Chairman(8)	2022	$1,397,917	$0	$5,024,835	$0	$4,850,425	$24,768	$223,106	$11,521,051
	2021	$1,575,000	$0	$6,879,016	$0	$6,225,300	$465,336	$501,267	$15,645,919
	2020	$1,214,063	$0	$2,567,468	$2,431,255	$5,253,600	$5,456,681	$368,514	$17,291,581
M. A. Smith, Vice President and Chief Financial Officer	2022	$735,000	$0	$1,255,754	$0	$1,251,600	$0	$29,814	$3,272,168
	2021	$710,000	$0	$1,529,756	$0	$1,522,150	$1,237,182	$28,258	$5,027,346
	2020	$628,646	$0	$570,269	$540,138	$816,550	$1,417,088	$27,407	$4,000,098
L. L. Satterthwaite, Senior Vice President	2022	$740,000	$0	$1,284,831	$0	$1,339,900	$0	$41,665	$3,406,396
	2021	$740,000	$0	$5,234,931	$0	$1,651,000	$242,905	$50,511	$7,919,347
	2020	$655,208	$0	$655,684	$621,248	$1,106,500	$1,497,738	$71,018	$4,607,396
T. A. Embree Vice President and President – Distribution	2022	$670,000	$0	$1,282,098	$0	$882,900	$0	$26,852	$2,861,850
S. R. Barner Vice President – Chief Administration Officer and Corporate Secretary	2022	$695,000	$750,000	$837,775	$0	$1,039,100	$0	$32,986	$3,354,861

(1)
Salary amounts for 2020 reflect a temporary salary reduction (50% for Mr. Linebarger and 25% for our other NEOs for whom 2020 amounts are shown) that was in effect from the last pay period in April through September 30, 2020 in response to the effects of the COVID-19 pandemic.

(2)
Our annual bonuses are performance based, not discretionary, and are therefore included as Non-Equity Incentive Plan Compensation in the table above. The bonus shown for Ms. Barner is a one-time unrestricted cash bonus payment in recognition of the additional responsibilities she assumed during her service as Interim Chief Human Resources Officer for nine months of 2022.

(3)
The Stock Awards column represents the fair value on the grant date, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, which we refer to as ASC Topic 718, for stock awards, which were made pursuant to the 2012 Omnibus Incentive Plan, based upon the probable outcome of the performance conditions, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under ASC Topic 718. Additional information about the assumptions that we used when valuing equity awards is set forth in our Annual Reports on Form 10-K in Note 20 to the Consolidated Financial Statements for 2022. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The value shown for Ms. Embree includes the fair value of her one-time equity award that took the form of shares of restricted stock with a fair value of $196.07. Performance shares are earned based on our financial performance over a three-year period, and the shares earned are not restricted after the performance period. The maximum values of the 2022 awards at the grant date assuming the highest level of performance conditions are attained are as follows: J.W. Rumsey – $8,957,135; N. T. Linebarger – $10,049,669; M. A. Smith – $2,511,509; L. L. Satterthwaite $2,569,662; T.A. Embree – $2,132,450; S.R. Barner – $1,675,551.

(4)
Starting with the 2021 grant, the Talent Management and Compensation Committee eliminated stock options from the pay mix and weighted performance shares 70% and performance cash 30%. Accordingly, no stock option awards were granted to our NEOs in 2022.

(5)
The amounts shown in this column for 2022 consist of (i) payments made in March 2023 under the Annual Bonus Plan for 2022 performance and (ii) payments for the performance cash component of our long term incentive compensation program, which were paid in March 2023 based on our 2020-2022 performance. The payments for each Named Executive Officer from these sources were:

	J. W. Rumsey	N. T. Linebarger	M. A. Smith	L. L. Satterthwaite	T. A. Embree	S. R. Barner
Annual Bonus Plan	1,072,108	1,532,125	514,500	492,100	422,100	486,500
Performance Cash	460,800	3,318,300	737,100	847,800	460,800	552,600
TOTAL	1,532,908	4,850,425	1,251,600	1,339,900	882,900	1,039,100

EXECUTIVE COMPENSATION	CUMMINS 2023 PROXY	51
(6)
The 2022 aggregate changes in the actuarial present value of each Named Executive Officer’s pension plans and the above market earnings on non-qualified deferred compensation are as follows:

	J. W. Rumsey	N. T. Linebarger	M. A. Smith	L. L. Satterthwaite	T. A. Embree	S. R Barner
Cummins Inc. Pension Plan A (Qualified)	$(40,370)	$(8,685)	$(6,152)	$(15,673)	$(47,903)	$24,000
Cummins Excess Benefit Plan (Non-qualified)	$42,227	$395,533	$58,810	$135,543	$(2,243)	$68,000
Supplemental Life Insurance and Deferred Income Program (Non-qualified)	$(1,201,735)	$(8,442,442)	$(707,546)	$(1,968,893)	$(1,951,841)	$(1,530,236)
Sub-total	$(1,199,878)*	$(8,055,594)*	$(654,888)*	$(1,849,023)*	$(2,001,987)*	$(1,438,236)*
Above-market earnings on non-qualified deferred compensation:	$0	$24,768	$0	$0	$0	$0
TOTAL	$0	$24,768	$0	$0	$0	$0
The amounts shown in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column and in the table immediately above reflect our Named Executive Officers’ years of credited service under our pension plans. “Above market” is defined as the amount of earnings that exceeded 120% of the applicable federal long term rate. The present value of the benefits depends in part on the interest rate used to discount the future benefits under the Plan to their present value.
*
Because this amount is a negative number, we have treated it as a zero for purposes of the Summary Compensation Table in keeping with SEC regulations.

(7)
This column consists of the following for 2022:

	J. W. Rumsey	N. T. Linebarger	M. A. Smith	L. L. Satterthwaite	T. A. Embree	S. R. Barner
Financial Counseling	$13,085	$13,085	$13,085	$12,480	$13,085	$13,085
Personal use of Company Aircraft	$31,548	$183,474	$0	$12,038	$0	$0
Life Insurance Costs	$3,295	$15,372	$5,554	$5,972	$2,592	$8,726
Company Contributions under the Retirement and Savings Plan	$11,175	$11,175	$11,175	$11,175	$11,175	$11,175
TOTAL	$59,103	$223,106	$29,814	$41,665	$26,852	$32,986
Personal use of Company Aircraft was calculated using an average indicated hourly cost of $4,151, which is the incremental cost incurred by the company. This cost is calculated based on the company’s annual average fuel cost and other expenses derived from published industry averages.
(8)
Effective August 1, 2022, Ms. Rumsey became our President and Chief Executive Officer, having served as our President and Chief Operating Officer until that date, and Mr. Linebarger, who had been serving as our President and Chief Executive Officer, assumed the role of Executive Chairman.

52	CUMMINS 2023 PROXY	EXECUTIVE COMPENSATION
The following table complements the disclosures set forth in columns captioned Non-Equity Incentive Plan Compensation, Stock Awards and Option Awards in the Summary Compensation Table.
Grants of Plan-Based Awards in 2022
									All Other Stock Awards: Number of Shares or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	(7)
		Date of Committee Action	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
J. W. Rumsey	N/A	N/A(1)	$153,158	$1,531,583	$3,063,167
	N/A	N/A(2)	$82,500	$825,000	$1,650,000
	N/A	N/A(3)	$142,500	$1,425,000	$2,850,000
	4/4/22	2/3/22(4)				845	8,450	16,900				$1,535,619
	8/1/22	7/12/2022(5)				1,459	14,590	29,180				$2,942,949
N. T. Linebarger	N/A	N/A(1)	$218,875	$2,188,750	$4,377,500
	N/A	N/A(2)	$52,500	$525,000	$1,050,000
	4/4/22	2/3/22(4)				2,765	27,650	55,300				$5,024,835
M. A. Smith	N/A	N/A(1)	$73,500	$735,000	$1,470,000
	N/A	N/A(2)	$67,500	$675,000	$1,350,000
	4/4/22	2/3/22(4)				691	6,910	13,820				$1,255,754
L. L. Satterthwaite	N/A	N/A(1)	$70,300	$703,000	$1,406,000
	N/A	N/A(2)	$69,000	$690,000	$1,380,000
	4/4/22	2/3/22(4)				707	7,070	14,140				$1,284,831
T. A. Embree	N/A	N/A(1)	$60,300	$603,000	$1,206,000
	N/A	N/A(2)	$40,500	$405,000	$810,000
	N/A	N/A(3)	$4,500	$45,000	$90,000
	4/4/22	2/3/22(4)				415	4,150	8,300				$754,180
	3/1/2022	7/9/21(6)							2,202			$431,746
	8/12/2022	8/12/2022(5)				46	460	920				$96,172
S. R. Barner	N/A	N/A(1)	$69,500	$695,000	$1,390,000
	N/A	N/A(2)	$45,000	$450,000	$900,000
	4/4/22	2/3/22(4)				461	4,610	9,220				$837,775

(1)
Named Executive Officers participate in the annual bonus plan, as described in the Compensation Discussion and Analysis. The payout is calculated based on a formula approved by the Talent Management and Compensation Committee annually. Each participant is assigned a participation rate as a percent of salary. For purposes of this plan, our performance is measured by ROANA as defined by the plan. The annual bonus is calculated as follows:

(Annual Bonus) equals (Annual Base Salary Paid for calendar year) times (participation percentage assigned to each NEO) times (Payout Factor).
The Payout Factor could range from zero to 2.0, in increments of 0.1.
(2)
In 2022, we made target performance cash awards, expressed as dollar amounts, as part of our long term incentive compensation program under our 2012 Omnibus Incentive Plan. A multiple of the target award is earned based on our 2022-2024 performance for Return on Invested Capital (ROIC), weighted at 80%, and EBITDA, weighted at 20%. The amount earned and paid under the three year target award can range from zero to 200% of the target award amount. The target award will be earned if our ROIC and EBITDA levels for 2022-2024 are equal to the targeted ROIC and EBITDA levels established for that period as described in the Compensation Discussion and Analysis. The Threshold Payment (10% of the target award) will be earned if our ROIC is 70% of the targeted ROIC for the period and EBITDA is 85% of the targeted EBITDA for the period. The maximum payment (200% of the target award) will be earned if our ROIC is 30% above the targeted ROIC for the period and EBITDA is 15% above the targeted EBITDA for the period. To the extent earned, payments will be made in March 2025.

(3)
On August 1, 2022 and August 12, 2022, Ms. Rumsey and Ms. Embree, respectively, received top-up target awards of performance cash, expressed as dollar amounts, as part of our long term incentive compensation program under our 2012 Omnibus Incentive Plan. A multiple of the target award is earned based on our 2022-2024 performance for Return on Invested Capital (ROIC), weighted at 80%, and EBITDA, weighted at 20%. The amount earned and paid under the three year target award can range from zero to 200% of the target award amount. The target award will be earned if our ROIC and EBITDA levels for 2022-2024 are equal to the targeted ROIC and EBITDA levels established for that period as described in the Compensation Discussion and Analysis. The Threshold Payment (10% of the target award) will be earned if our ROIC is 70% of the targeted ROIC for the period and EBITDA is 85% of the targeted EBITDA for the period. The maximum payment (200% of the target award) will be earned if our ROIC is 30% above the targeted ROIC for the period and EBITDA is 15% above the targeted EBITDA for the period. To the extent earned, payments will be made in March 2025.

(4)
In 2022, we made target awards of performance shares under our 2012 Omnibus Incentive Plan. The awards are expressed as a target number of shares of our Common Stock. Shares are earned based on our ROIC and EBITDA performance during 2022-2024, based on the same measures as established for the target performance cash awards. The number of shares earned can range from zero to 200% of the target award number of shares. The target award number of shares will be earned if our ROIC and EBITDA for 2022-2024 are equal to the targeted ROIC and EBITDA levels established for the period as described in the Compensation Discussion and Analysis. Dividends are payable only at the conclusion of the performance period on the shares that become earned.

(5)
On August 1, 2022 and August 12, 2022, Ms. Rumsey and Ms. Embree, respectively, received top-up target awards of performance shares under our 2012 Omnibus Incentive Plan. The awards are expressed as a target number of shares of our Common Stock. Shares are earned based on our ROIC and EBITDA performance during 2022-2024, based on the same measures as established for the target performance cash awards. The number of shares earned can range from zero to 200% of the target award number of shares. The target award number of shares will be earned if our ROIC and EBITDA for 2022-2024 are equal to the targeted ROIC and EBITDA levels established for the period as described in the Compensation Discussion and Analysis. Dividends are payable only at the conclusion of the performance period on the shares that become earned.

EXECUTIVE COMPENSATION	CUMMINS 2023 PROXY	53
(6)
As previously disclosed, Ms. Embree’s one-time equity award took the form of shares of restricted stock granted effective as of March 1, 2022 under our 2012 Omnibus Incentive Plan. The grant is subject to ratable vesting over three years beginning on the second anniversary of the grant date.

(7)
The April 4, 2022 grant date fair value for performance shares, based upon probable outcome of the performance conditions to which they are subject, is $181.73/ share, which is consistent with the estimate of aggregate compensation costs to be recognized over the service period determined as of the grant date under ASC Topic 718 (excluding the effect of estimated forfeitures). The March 1, 2022 grant date fair value for the restricted stock award was $196.07/share. The August 1, 2022 grant date fair value for performance shares, based upon probably outcome of the performance conditions to which they are subject, is $201.71/share, which is consistent with the estimate of aggregate compensation costs to be recognized over the service period determined as of the grant date under ASC Topic 718 (excluding the effect of estimated forfeitures). The August 12, 2022 grant date fair value for performance shares, based upon probably outcome of the performance conditions to which they are subject, is $209.97/share, which is consistent with the estimate of aggregate compensation costs to be recognized over the service period determined as of the grant date under ASC Topic 718 (excluding the effect of estimated forfeitures).

54	CUMMINS 2023 PROXY	EXECUTIVE COMPENSATION
The following two tables are intended to enhance understanding of equity compensation that has been previously awarded, including awards that remained outstanding, as of December 31, 2022, and amounts realized on equity compensation during the last year as a result of the vesting or exercise of equity awards.
Outstanding Equity Awards at 2022 Year-End
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
J. W. Rumsey		13,320(1)	$142.12	4/6/2030	—	$—	30,230	$7,324,427
	1,235(12)		$166.18	10/16/2029
	12,330(2)		$163.43	4/4/2029
	6,950(5)		$160.10	4/3/2028
	8,760(6)		$149.72	4/3/2027
	11,640(7)		$109.09	4/4/2026
	1,340(13)		$128.05	8/15/2025
	2,680(8)		$136.82	4/2/2025
	350(14)		$154.35	7/1/2024
	1,070(9)		$149.34	4/2/2024
	1,430(10)		$111.84	4/2/2023
N. T. Linebarger		95,920(1)	$142.12	4/6/2030	—	$—	55,800	$13,519,782
	98,670(2)		$163.43	4/4/2029
	61,700(5)		$160.10	4/3/2028
	85,050(6)		$149.72	4/3/2027
	131,920(7)		$109.09	4/4/2026
	60,780(8)		$136.82	4/2/2025
	44,890(9)		$149.34	4/2/2024
M. A. Smith		21,310(1)	$142.12	4/6/2030	—	$—	13,170	$3,190,959
	21,580(2)		$163.43	4/4/2029
	6,080(5)		$160.10	4/3/2028
	4,380(6)		$149.72	4/3/2027
	970(11)		$114.13	6/1/2026
	4,360(7)		$109.09	4/4/2026
	1,790(8)		$136.82	4/2/2025
	1,070(9)		$149.34	4/2/2024
L. L. Satterthwaite		24,510(1)	$142.12	4/6/2030	—	$—	23,077	$5,591,326
	9,250(12)		$166.18	10/16/2029
	15,420(2)		$163.43	4/4/2029
	10,860(5)		$160.10	4/3/2028
	15,630(6)		$149.72	4/3/2027
	24,250(7)		$109.09	4/4/2026
	11,170(8)		$136.82	4/2/2025

EXECUTIVE COMPENSATION	CUMMINS 2023 PROXY	55
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
T. A. Embree		13,320(1)	$142.12	4/6/2030	2,202(15)	$533,523	8,520	$2,064,311
					1,979(16)	$479,492
S. R. Barner		15,990(1)	$142.12	4/6/2030			9,300	$2,253,297
	12,978(2)		$163.43	4/4/2029
	9,560(5)		$160.10	4/3/2028
	5,929(6)		$149.72	4/3/2027
	5,540(7)		$109.09	4/4/2026

(1)
These stock options were granted on April 6, 2020 and will vest and become exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date, or upon the recipient’s earlier Retirement, Death, or Disability, so long as the recipient is continuously employed by us or a subsidiary until such a date or event.

(2)
These stock options were granted on April 4, 2019 and vested and became exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date.

(3)
Target awards of performance shares were granted in April 2021 and April 2022 to be earned in a multiple ranging from zero to two times the target awards, based on our performance during 2021-2023 and 2022-2024, respectively. The performance shares earned from the April 2021 grant will be awarded in March 2024, and the performance shares earned from the April and August 2022 grants will be awarded in March 2025. Performance for the 2021-2023 period in the aggregate as well as for 2022 alone were at target; therefore, the target amounts are shown for the April 2021 and April 2022 grants.

(4)
The price per share used to calculate the market value was $242.29, the unadjusted closing price of our Common Stock on the NYSE on December 30, 2022, the last trading day of the year.

(5)
These stock options were granted on April 3, 2018 and vested and became exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date.

(6)
These stock options were granted on April 3, 2017 and vested and became exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date.

(7)
These stock options were granted on April 4, 2016 and vested and became exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date.

(8)
These stock options were granted on April 2, 2015 and vested and became exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date.

(9)
These stock options were granted on April 2, 2014 and vested and became exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date.

(10)
These stock options were granted on April 2, 2013 and vested and became exercisable with respect to all of the underlying shares of our Common Stock on the second anniversary of the grant date.

(11)
These stock options were granted on June 1, 2016 and vested and became exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date.

(12)
These stock options were granted on October 16, 2019 and vested and became exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date.

(13)
These stock options were granted on August 15, 2015 and vested and became exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date.

(14)
These stock options were granted on July 1, 2014 and vested and became exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date.

(15)
Ms. Embree was granted restricted stock effective as of March 1, 2022. The grant is subject to ratable vesting over three years beginning on the second anniversary of the grant date.

(16)
Ms. Embree was granted restricted stock effective as of August 1, 2021. The grant is subject to ratable vesting over three years beginning on the second anniversary of the grant date.

56	CUMMINS 2023 PROXY	EXECUTIVE COMPENSATION
The outstanding awards of performance shares as of December 31, 2022 for the 2021-2023 and 2022-2024 award cycles, shown at target, were as follows:
Name	Grant Year	Number of Units of Performance Shares
J. W. Rumsey	2022	23,040
	2021	7,190
N. T. Linebarger	2022	27,650
	2021	28,150
M. A. Smith	2022	6,910
	2021	6,260
L. L. Satterthwaite	2022	7,070
	2021	7,190
T. A. Embree	2022	4,610
	2021	3,910
S. R. Barner	2022	4,610
	2021	4,690
Option Exercises and Stock Vested in 2022
Name	(1) Number of Shares Acquired on Exercise (#)	(2) Value Realized on Exercise ($)	(3) Number of Shares Acquired on Vesting (#)	(4) Value Realized on Vesting ($)
J. W. Rumsey	590	$50,050	2,682	$525,860
N. T. Linebarger	97,610	$11,424,735	19,503	$3,823,953
M. A. Smith	1,360	$146,211	4,266	$836,435
L. L. Satterthwaite	20,830	$2,454,232	4,878	$956,429
T. A. Embree	69,650	$6,967,425	3,051	$598,210
S. R. Barner	22,893	$2,099,981	3,051	$598,210

(1)
Represents the gross number of shares acquired upon exercise of vested options without taking into account any shares that may be withheld to cover option exercise price or applicable tax obligations.

(2)
Represents the value of exercised options calculated by multiplying (i) the number of shares of our Common Stock to which the exercise of the option related, by (ii) the difference between the per share unadjusted closing price of our Common Stock on the NYSE on the date of exercise and the exercise price of the options.

(3)
Target awards of performance shares were granted in April and October of 2019 to be earned in a multiple ranging from zero to two times the target award, based on our performance during 2019-2021. These performance shares were earned and became vested on March 1, 2022. The number of shares disclosed represents the gross number of shares acquired upon vesting without taking into account any shares that may be withheld to cover applicable tax obligations.

(4)
The values realized on vesting for the performance shares were calculated using the unadjusted closing price of our Common Stock on March 1, 2022 ($196.07).

EXECUTIVE COMPENSATION	CUMMINS 2023 PROXY	57
Pension Benefits for 2022
Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
J. W. Rumsey	Cummins Pension Plan (Qualified)	22	$335,183	$0
	Excess Benefit Retirement Plan (Non-qualified)	22	$347,154	$0
	Supplemental Life Insurance and Deferred Income Plan (Non-qualified)	22	$3,553,498	$0
N. T. Linebarger	Cummins Pension Plan (Qualified)	29	$713,575	$0
	Excess Benefit Retirement Plan (Non-qualified)	29	$3,412,425	$0
	Supplemental Life Insurance and Deferred Income Plan (Non-qualified)	29	$33,930,013	$0
M. A. Smith	Cummins Pension Plan (Qualified)	27	$366,255	$0
	Excess Benefit Retirement Plan (Non-qualified)	27	$340,231	$0
	Supplemental Life Insurance and Deferred Income Plan (Non-qualified)	27	$5,041,517	$0
L. L. Satterthwaite	Cummins Pension Plan (Qualified)	34	$769,000	$0
	Excess Benefit Retirement Plan (Non-qualified)	34	$928,000	$0
	Supplemental Life Insurance and Deferred Income Plan (Non-qualified)	34	$8,232,181	$0
T. A. Embree	Cummins Pension Plan (Qualified)	22	$383,830	$0
	Excess Benefit Retirement Plan (Non-qualified)	22	$421,660	$0
	Supplemental Life Insurance and Deferred Income Plan (Non-qualified)	22	$3,579,787	$0
S. R. Barner	Cummins Pension Plan (Qualified)	11	$201,000	$0
	Excess Benefit Retirement Plan (Non-qualified)	11	$456,000	$0
	Supplemental Life Insurance and Deferred Income Plan (Non-qualified)	11	$7,287,264	$0
CUMMINS PENSION PLAN
The Cummins Pension Plan is a tax-qualified cash balance pension plan. Participants receive pay credits equal to 6% of total monthly pay, defined as base salary and annual bonus payments. Individual accounts are maintained for each participant. The accounts receive interest credits equal to the 30-year Treasury bond rate plus 1%. Participants are 100% vested in the Cummins Pension Plan benefit upon attaining three years of service.
EXCESS BENEFIT RETIREMENT PLAN
The Excess Benefit Retirement Plan provides non-qualified pension benefits in excess of limitations imposed by the Code on the benefits provided by the Cummins Pension Plan formula. It preserves the total benefit payable under the Cummins Pension Plan formula.
SUPPLEMENTAL LIFE INSURANCE AND DEFERRED INCOME PLAN (SERP)
The Supplemental Life Insurance and Deferred Income Plan provides a SERP benefit to our officers who participate in the Cummins Pension Plan.
The SERP benefit is based on a percentage of the highest 60 consecutive months of total compensation during the final 120 months of the participant’s career. Total Compensation for calculation of five-year average pay is defined as base salary and annual bonus payments.
The SERP benefit percentage is calculated as 2% of the participant’s five-year average pay for each of the first 20 years of service plus 1% of the participant’s five-year average pay for each of the next 10 years of service. The maximum is a 50% benefit after 30 years of service, except that an officer who is among our two highest paid Named Executive Officers at the time of retirement will receive an annual benefit equal to an additional 10%. In December 2011, the Compensation Committee discontinued this additional benefit for all future participants in the plan but grandfathered the benefit for a limited number of existing participants, including Mr. Linebarger.
The retirement benefit under the SERP is offset by the highest combined annuity available from the Cummins Pension Plan and the Excess Benefit Retirement Plan, thus topping up the benefits available from those plans to total the target retirement benefit. Officers who were participants in the plan prior to 2006 whose service and age total 80 (minimum age 55 and 20 years of service), or have at least 30 years of service, regardless

58	CUMMINS 2023 PROXY	EXECUTIVE COMPENSATION
of age, would qualify for immediate unreduced commencement of life annuity benefits. Therefore, Mr. Linebarger and Mr. Satterthwaite qualified, as of December 31, 2022, for immediate commencement of unreduced benefits.
Otherwise, after retirement or termination of employment, unreduced benefits may be commenced at age 60. Retired or terminated vested employees who do not qualify for unreduced benefits under the age and service conditions described in the previous paragraph may commence benefits as early as age 55, and the life annuity benefit would be reduced by .333% for each month the participant’s age at commencement preceded 60.
Vesting for the SERP benefit is 25% after five years of service, increasing in 15% annual increments, with 100% vesting after 10 years of service. The life annuity benefit is a 15-year certain payment, with a 50% benefit for surviving spouse or domestic partner.
The SERP benefit accrued for service prior to 2005 may be elected as a lump sum payment. Benefits accrued after 2005 are subject to the provisions of Internal Revenue Code Section 409A, which preclude election of a lump sum distribution of such benefits at the time permitted for benefits accrued for service prior to 2005.
The actuarial table used to calculate a lump sum payment under the SERP is the same as that used to make such calculations under the qualified Cummins Pension Plan, and the interest rate used is the rate used by the Pension Benefit Guaranty Corporation.
ACCELERATED SERP FORMULA FOR EXECUTIVES HIRED MID-CAREER
For some officers who joined our company mid-career, the SERP benefit is calculated at an accelerated rate, requiring one-half the service necessary for other participants. Ms. Barner was placed on the mid-career SERP plan upon joining Cummins in 2012.
The accelerated formula provides a target benefit based on 4% for the first 10 years and 2% for the next five years of service, with a maximum of 50% of Five-Year Average Pay after fifteen years of service. Eligibility for immediate commencement of unreduced benefits is achieved when age and service total 70 (minimum age 58 and 10 years of service). Otherwise, for participants who are no longer our employees, unreduced benefits may commence at age 60 or as early as age 55, but reduced .333% for each month age at commencement precedes age 60.
NON-QUALIFIED DEFERRED COMPENSATION PLAN
Our Deferred Compensation Plan permits deferral of up to 100% of base salary, annual bonus, and/or performance cash awards under our long-term incentive compensation program. Each of our NEOs’ Deferred Compensation Plan account balances earn income based on the performance of the investment option(s) that the NEO selects for his or her account.
Investment options within our Deferred Compensation Plan are substantially similar to the investment choices available in our 401(k) plan. However, participants may also have a balance in other legacy investment options: the 10-Year Treasury Bill + 4%, the 10-Year Treasury Bill + 2%, Barclays Capital U.S. Government/Credit Bond Index and Standard & Poor’s 500 Index.

EXECUTIVE COMPENSATION	CUMMINS 2023 PROXY	59
The investment options within our Deferred Compensation Plan had the following annual returns in 2022:
Account Crediting Option	2022 Annual Return
Advisor Managed Portfolio – Conservative Allocation	-11.15%
Advisor Managed Portfolio – Moderate Allocation	-12.12%
Advisor Managed Portfolio – Moderate Growth Allocation	-13.10%
Advisor Managed Portfolio – Growth Allocation	-14.39%
Advisor Managed Portfolio – Aggressive Allocation	-15.55%
Ten Year Treasury Note + 2%	4.80%
Ten Year Treasury Note + 4%	6.80%
Fidelity VIP Gov’t Money Market – Initial Class	1.44%
Fidelity VIP Bond Index – Initial Class	-13.19%
Barclays Capital U.S. Government/Credit Bond Index	-14.09%
PIMCO VIT Total Return – Admin Class	-14.30%
DFA VA U.S. Large Value	-4.88%
Schwab S&P 500 Index	-18.12%
Standard & Poor’s 500 Index	-19.44%
T. Rowe Price Blue Chip Growth	-38.50%
DFA VA U.S. Targeted Value	-4.21%
Thrivent Series Small Cap Index	-16.30%
Lord Abbett Series Developing Growth – Class VC	-35.98%
Fidelity VIP International Index – Initial Class	-16.02%
Vanguard VIF International	-30.12%
Investment options may be changed monthly. At the time of the election to defer, the participant chooses the time and the form of distribution. The participant may elect to have distributions begin on a specified date or following retirement. Distributions will also commence on any other separation from service, or upon death or a change of control.
Non-Qualified Deferred Compensation in 2022
Name	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year ($)	(1) Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	(2) Aggregate Balance at Last Fiscal Year End ($)
J. W. Rumsey	$0	$0	$0	$0	$0
N. T. Linebarger	$0	$0	$326,818	$0	$6,484,931
M. A. Smith	$0	$0	$0	$0	$0
L. L. Satterthwaite	$0	$0	$(112,154)	$0	$484,839
T. A. Embree	$0	$0	$1,668	$0	$36,443
S. R. Barner	$489,240	$0	$(683,523)	$0	$3,994,330

(1)
Amounts included in the above table that were also reported in the “Change in Pension Value and Non Qualified Deferred Compensation Earnings” column of the Summary Compensation Table as “Above market earnings” for the Non Qualified Deferred Compensation Plan for each Named Executive Officer are: J.W. Rumsey $0; N. T. Linebarger $24,768; M. A. Smith $0; L. L. Satterthwaite $0; T.A. Embree $0; S.R. Barner $0.

(2)
Amounts included in this column that have been reported in the Summary Compensation Table since 2006 for each Named Executive Officer are: J.W. Rumsey $0; N. T. Linebarger $4,193,417; M. A. Smith $0; L. L. Satterthwaite $564,343; T.A. Embree $509; S.R. Barner $489,240.

60	CUMMINS 2023 PROXY	EXECUTIVE COMPENSATION
Potential Payments Upon Termination or Change in Control
PAYMENTS UPON A CHANGE IN CONTROL WITHOUT A QUALIFIED TERMINATION OR UPON A QUALIFIED TERMINATION FOLLOWING A CHANGE IN CONTROL
In the event of a change in control of our company or certain terminations of employment within two years after a change in control, we will provide benefits to certain executives, including our Named Executive Officers.
Upon a change in control, outstanding equity-based awards that are assumed or replaced in the change in control transaction would not automatically become immediately vested and exercisable. Instead, two events (i.e., a so-called “double trigger”) are required to trigger accelerated vesting and exercisability: both a change in control and termination without “cause” by the company or termination by the officer with “good reason” within two years of the change in control.
Upon a termination of employment without “cause” by the company or for “good reason” by the officer following a change in control, our Named Executive Officers, except our Chief Executive Officer would be entitled to two years’ salary plus two annual bonus payments calculated using a 1.0 payout factor. Our Chief Executive Officer would be entitled to three years’ salary plus three annual bonus payments. We would also provide for the full vesting of certain insurance and retirement benefits. Additionally, the Named Executive Officers, other than our Chief Executive Officer, would receive a payment equal in value to two years’ additional participation under our tax-qualified and nonqualified pension plans as well as two years’ continued participation in other employee benefit plans, and our Chief Executive Officer would receive a payment equal in value to three years’ additional participation under our tax-qualified and nonqualified pension plans as well as three years’ continued participation in other employee benefits plans.
If the then-outstanding awards of performance cash and performance shares were not assumed or replaced in the change in control transaction, they would be paid at target level and all outstanding options, restricted stock units and restricted stock awards would vest in full and be paid in cash. The value of supplemental and excess retirement (non-qualified) benefits would also be paid in cash. All amounts of compensation deferred under our Deferred Compensation Plan would be paid in cash. Our change in control arrangements with our Named Executive Officers do not entitle them to gross-up payments for taxes resulting from the application of the “golden parachute” excise tax provisions of Code Sections 280G and 4999. Instead, the arrangements reflect a “best net of taxes” approach under which, if excise taxes are imposed because of the golden parachute excise tax provisions of Code Sections 280G and 4999, the Named Executive Officer’s change in control compensation protections will be either cut back, to a level below the level that would trigger the imposition of the excise taxes, or paid in full and subjected to the excise taxes, whichever results in the better after-tax result to the Named Executive Officer.
“Change in control” is generally defined as a consolidation or merger in which we are not the continuing or surviving corporation or in which our shares are converted; a sale, lease, exchange or transfer of substantially all of our assets; approval by our shareholders of a plan or proposal to liquidate or dissolve our company; the acquisition by a person of 25% or more of our voting power; or a majority change in the composition of our Board in a two-year period under specified circumstances where the nomination or election of the new directors is not approved by a supermajority of the directors prior to the change.
Termination for “cause” means a termination of the officer’s employment by us due to the officer’s willful and continued failure to perform his or her duties with us (after notice and an opportunity to cure), other than due to incapacity due to illness, or due to the officer’s conviction of a felony.
Termination for “good reason” generally means a termination by the officer within 90 days following specified adverse changes in the officer’s employment circumstances such as the assignment of duties not consistent with the officer’s position, certain relocations of the officer’s location of employment or reductions in compensation.

EXECUTIVE COMPENSATION	CUMMINS 2023 PROXY	61
The payments to each of our Named Executive Officers, assuming that all triggering events occurred on December 31, 2022, are estimated in the table below. Amounts actually received, should any of the triggering events occur, may vary.
Payments		J. W. Rumsey	N. T. Linebarger	M. A. Smith	L. L. Satterthwaite	T. A. Embree	S. R. Barner
Severance	(1)	$12,375,000	$5,980,000	$3,040,000	$2,886,000	$2,584,000	$2,800,000
Unvested Stock Option Spread	(2)	$1,334,264	$9,608,306	$2,134,623	$2,455,167	$1,334,264	$1,601,718
Unvested Restricted Stock and Restricted Stock Units	(3)	$0	$0	$0	$2,136,271	$1,013,014	$0
Unvested Performance Cash	(4)	$3,452,000	$6,912,000	$2,094,000	$2,322,000	$1,337,000	$1,514,000
Unvested Performance Shares	(5)	$8,012,530	$13,075,422	$4,290,956	$4,719,809	$2,752,414	$3,079,506
Retirement Benefit Payment	(6)	$4,313,870	$470,018	$1,657,423	$85,848	$206,649	$303,428
Welfare Benefit Values	(7)	$39,138	$26,092	$26,092	$26,092	$26,092	$26,092
Financial Advisory and 401(k) Benefit	(8)	$72,780	$48,520	$48,520	$48,520	$48,520	$48,520
Reduction due to Best Net of Taxes Provision	(9)	$0	$0	$0	$(754,655)	$(953,436)	$(1,552,560)
Aggregate Payments		$29,599,582	$36,120,358	$13,291,614	$7,133,162	$8,348,517	$7,820,704

(1)
Severance payment is equal to three times annual base salary at the time of the termination, plus three annual bonus payments at a 1.0 payout factor for Ms. Rumsey as Chief Executive Officer. For the other Named Executive Officers, severance payments are equal to two times the Named Executive Officer’s annual base salary at the time of the termination, plus two annual bonus payments at a 1.0 payout factor.

(2)
Total value of unvested stock options that would become vested upon a change in control, assuming a share price of $242.29 and a change in control date of December 30, 2022.

(3)
Total value of unvested restricted stock and restricted stock units that would become vested upon a change in control, assuming a share price of assuming a share price of $242.29 and a change in control date of December 30, 2022.

(4)
Payouts of all of the performance cash awards for the 2020-2022, 2021-2023, and 2022-2024 award cycles at the target level.

(5)
Payouts of all of the performance share awards for the 2020-2022, 2021-2023, and 2022-2024 award cycles at the target level assuming a $242.29 share price for all performance shares.

(6)
Incremental actuarial value attributable to retirement for three years of additional service for Ms. Rumsey and two years for the other Named Executive Officers.

(7)
Estimated value associated with the continuation of life insurance, medical, dental, and disability benefits for three years for Ms. Rumsey and two years for the other Named Executive Officers following termination.

(8)
The calculation of the Financial Advisory and 401(k) Benefit is equal to three times the maximum annual financial advisory benefit, plus three times the annual Company Contribution under the Retirement and Savings Plan for Ms. Rumsey as Chief Executive Officer. For the other Named Executive Officers, the Financial Advisory and 401(k) Benefit is equal to two times the maximum annual financial advisory benefit, plus two times the annual Company Contribution under the Retirement and Savings Plan.

(9)
The calculation of the Reduction due to Best Net of Taxes Provision is based upon a Code Section 280G excise tax rate of 20% and the highest marginal income tax rates for 2022. Furthermore, it was assumed that no value will be attributed to reasonable compensation. At the time of any change in control, a value may be so attributed, which would affect whether a reduction would be triggered and the amount of any such reduction.

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OTHER THAN FOLLOWING A CHANGE IN CONTROL
The following tables summarize the estimated payments to be made to Named Executive Officers under provisions of plans or established practice in the event of termination of employment including resignation, involuntary termination, involuntary termination for cause, retirement, death and disability other than following a change in control.
Termination for cause includes and is not limited to: violation of our Treatment of Others Policy, violation of the Code of Business Conduct, theft or other acts of dishonesty, willful destruction of our property, refusal to obey a supervisor’s reasonable instructions, conduct endangering the safety of employees or co-workers, falsification of our documents, or violation of our other rules or policies.
We only report amounts where vesting requirements are waived and/or time of payment is accelerated, or benefits that are not generally available to our other exempt employees. Also, information is not repeated that is disclosed previously under the Pension Benefits Table, the Deferred Compensation Table, or the Outstanding Equity Awards Table, except to the extent that the amounts payable to the Named Executive Officer would be enhanced by the termination event described.
The amounts shown assume the terminating event occurred on the last business day of 2022, and that the price per share of our Common Stock is the closing price as of that date, $242.29.

62	CUMMINS 2023 PROXY	EXECUTIVE COMPENSATION
Severance
We do not have formal severance agreements with any of our Named Executive Officers. However, the Committee has established a policy that any of our Named Executive Officers, if terminated by us other than for cause, will generally be entitled to receive up to 12 months’ base salary as severance, paid as salary continuation, and a pro-rated portion of his or her annual bonus for the portion of the year prior to termination, payable at the normal time and using the same payout factors as for all other participants. All of these elements would require a signed release of claims agreement.
Annual Bonus
If a participant’s employment with us terminates prior to the payment of our annual bonuses other than by reason of retirement, death or disability, the participant will not receive any annual bonus payout (except as described above under “Severance”). If a participant’s employment with us terminates by reason of retirement, death, or disability prior to payment, then the participant will remain eligible for an annual bonus based on his or her eligible earnings prior to retirement, death, or disability and based on actual performance.
Accelerated Vesting of Long-Term Grants
As described elsewhere in this proxy statement, currently we provide annual target award grants of performance cash, performance shares and stock options. The grants are based on a three-year performance period. In 2022, we also granted a special equity award to one of our Named Executive Officers.
Performance Cash
If a participant’s employment with us terminates during the first year of an award cycle, other than by reason of retirement, death or disability, the participant will not receive any payout for that award cycle. If a participant’s employment terminates during the second year of an award cycle other than by reason of retirement, death or disability, the Compensation Committee, in its discretion, may determine whether the participant will receive a proportionate payout of any payment with respect to the award cycle based on the period of employment during the cycle.
If a participant retires, dies or becomes disabled during an award cycle, the participant or such participant’s estate, as the case may be, will receive a proportionate share of any payment with respect to the award cycle based on the period of employment during the cycle, regardless of the length of time of such employment. In the case of retirement, the proportionate share of the payment will be based on the actual payout factor. In the case of death or disability, the payment depends on when the death or disability occurs. If the death or disability occurs in year one of the performance period, the payout is based on an assumed payout factor of 1.0. If the death or disability occurs in year two, the payout factor is based on the actual year one performance and an assumed payout factor of 1.0 for years two and three. If death or disability occurs in year three, the payout factor is made on the normal payout cycle according to the actual payout factor.
2020-2022 AWARD CYCLE GRANTS
Since the entire 2020-2022 award cycle was completed as of the assumed December 31, 2022 date of the termination, all active participants would have been entitled to the payment at the normal time in March 2023. Since there would be no special acceleration, the amounts of these payments are not shown on the tables.
2021-2023 AWARD CYCLE GRANTS
Since the termination event is assumed to occur on December 31, 2022, which was the end of the second year of the 2021-2023 award cycle, the Committee has the discretion to award two-thirds of the target award for the 2021-2023 award cycle. For purposes of this table, two-thirds of the target awards for the 2021-2023 award cycle, assuming a payout factor of 1.0, is shown as payable under retirement, death, and disability.
2022-2024 AWARD CYCLE GRANTS
Since the termination event is assumed to occur on December 31, 2022, which was the end of the first year of the 2022-2024 award cycle, the Committee has the discretion to award one-third of the target award for the 2022-2024 award cycle. For purposes of this table, one-third of the target awards for the 2022-2024 award cycle, assuming a payout factor of 1.0, is shown as payable under retirement, death, and disability.
Performance Shares
If a participant’s employment with us terminates during the first year of an award cycle, other than by reason of retirement, death or disability, the participant will not receive any performance shares for that award cycle. If a participant’s employment terminates during the second year of an

EXECUTIVE COMPENSATION	CUMMINS 2023 PROXY	63
award cycle other than by reason of retirement, death or disability, the Compensation Committee, in its discretion, may determine whether the participant will receive a proportionate payout of any performance shares with respect to the award cycle based on the period of employment during the cycle.
If a participant retires, dies or becomes disabled during an award cycle, the participant or such participant’s estate, as the case may be, will receive a proportionate number of any performance shares earned with respect to the award cycle based on the period of employment during the cycle, regardless of the length of time of such employment. In the case of retirement, the proportionate number will be based on the actual payout factor. In the case of death or disability, the number depends on when the death or disability occurs. If the death or disability occurs in year one of the performance period, the number of shares earned is based on an assumed payout factor of 1.0. If the death or disability occurs in year two, the number of shares earned is based on the actual year one performance and an assumed payout factor of 1.0 for years two and three. If death or disability occurs in year three, the number of shares earned is determined on the normal payout cycle according to the actual payout factor.
2020-2022 AWARD CYCLE GRANTS
Since the entire 2020-2022 award cycle was completed as of the assumed December 31, 2022 date of the termination, participants would have earned performance shares at the normal time in March 2023. Since there would be no special acceleration, the amounts of the awards are not shown on the tables.
2021-2023 AWARD CYCLE GRANTS
Performance shares would become earned based on our performance during 2021-2023 and paid out in unrestricted shares in March 2024. Since the shares were not yet earned, it is assumed no payments were accelerated on a termination other than a retirement, death or disability. For purposes of this table, two-thirds of the target awards for the 2021-2023 award cycle, assuming a payout factor of 1.0, is shown as payable under retirement, death, and disability.
2022-2024 AWARD CYCLE GRANTS
Performance shares would become earned based on our performance during 2022-2024 and paid out in unrestricted shares in March 2025. Since the shares were not yet earned, it is assumed no payments were accelerated on a termination other than a retirement, death or disability. For purposes of this table, one-third of the target awards for the 2022-2024 award cycle, assuming a payout factor of 1.0, is shown as payable under retirement, death, and disability.
Stock Options
2020-2022 AWARD CYCLE GRANTS
Stock options were granted on April 6, 2020 will vest and become exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date, or April 6, 2023, or upon the recipient’s earlier retirement, death or disability, so long as the recipient is continuously employed by us or a subsidiary until such date or event. Accordingly, the value of the accelerated vesting is shown only in the columns relating to a termination for retirement, death or disability.
One-Time and Special Equity Awards
The vesting of the time-based equity award granted to Mr. Satterthwaite in 2021 will accelerate in full on an involuntary termination of employment without cause if performance is deemed by the Talent Management and Compensation Committee to be satisfactory, and will accelerate on a pro rata basis on death or disability. Accordingly, the value of the accelerated vesting is shown only in the columns relating to an involuntary termination of employment without cause, death or disability. Ms. Embree’s special equity award granted in 2022 would be forfeited on any termination of employment prior to vesting.
Executive Life Insurance
Each of the Named Executive Officers participates in the Supplemental Life Insurance and Deferred Income Program, whereby officers are eligible for life insurance equal to three times base salary. Since this is a program not participated in by non-officer employees, the values of this incremental coverage are shown in the table.

64	CUMMINS 2023 PROXY	EXECUTIVE COMPENSATION
Outplacement, Welfare Benefits, and Financial Counseling
Outplacement assistance and welfare benefits will be provided only in the case of involuntary not-for-cause termination. Financial counseling support will not be provided in cases of voluntary termination and termination for cause.
The payments to each of our Named Executive Officers, assuming that the triggering event occurred on December 31, 2022, are estimated in the table below.
J. W. Rumsey	Voluntary Termination	Involuntary Not-for-Cause Termination	Termination for Cause	Retirement	Death	Disability
Severance	$0	$1,500,000	$0	$0	$0	$0
Annual Bonus	$0	$1,072,108	$0	$0	$1,072,108	$1,072,108
Accelerated Vesting of Long-Term Grants:
Performance Cash 2021-2023 Award Cycle	$0	$0	$0	$0	$460,000	$460,000
Performance Cash 2022-2024 Award Cycle	$0	$0	$0	$0	$750,000	$750,000
Performance Shares 2021-2023 Award Cycle	$0	$0	$0	$0	$1,161,377	$1,161,377
Performance Shares 2022-2024 Award Cycle	$0	$0	$0	$0	$1,860,787	$1,860,787
Stock Options 2020-2022 Award Cycle	$0	$0	$0	$0	$1,334,264	$1,334,264
Outplacement	$0	$5,310	$0	$0	$0	$0
Welfare Benefits	$0	$39,138	$0	$0	$0	$0
Financial Counseling	$0	$13,085	$0	$0	$13,085	$13,085
Life Insurance (Supplemental Life Insurance Program only)	$0	$0	$0	$0	$4,500,000	$0
Aggregate Payments	$0	$2,629,641	$0	$0	$11,151,621	$6,651,621
N. T. Linebarger	Voluntary Termination	Involuntary Not-for-Cause Termination	Termination for Cause	Retirement	Death	Disability
Severance	$0	$1,150,000	$0	$0	$0	$0
Annual Bonus	$0	$1,532,125	$0	$1,532,125	$1,532,125	$1,532,125
Accelerated Vesting of Long-Term Grants:
Performance Cash 2021-2023 Award Cycle	$0	$0	$0	$1,800,000	$1,800,000	$1,800,000
Performance Cash 2022-2024 Award Cycle	$0	$0	$0	$175,000	$175,000	$175,000
Performance Shares 2021-2023 Award Cycle	$0	$0	$0	$4,546,976	$4,546,976	$4,546,976
Performance Shares 2022-2024 Award Cycle	$0	$0	$0	$2,233,106	$2,233,106	$2,233,106
Stock Options 2020-2022 Award Cycle	$0	$0	$0	$9,608,306	$9,608,306	$9,608,306
Outplacement	$0	$5,310	$0	$0	$0	$0
Welfare Benefits	$0	$26,092	$0	$0	$0	$0
Financial Counseling	$0	$13,085	$0	$13,085	$13,085	$13,085
Life Insurance (Supplemental Life Insurance Program only)	$0	$0	$0	$0	$3,450,000	$0
Aggregate Payments	$0	$2,726,612	$0	$19,908,598	$23,358,598	$19,908,598

EXECUTIVE COMPENSATION	CUMMINS 2023 PROXY	65
M. A. Smith	Voluntary Termination	Involuntary Not-for-Cause Termination	Termination for Cause	Retirement	Death	Disability
Severance	$0	$760,000	$0	$0	$0	$0
Annual Bonus	$0	$514,500	$0	$514,500	$514,500	$514,500
Accelerated Vesting of Long-Term Grants:
Performance Cash 2021-2023 Award Cycle	$0	$0	$0	$400,000	$400,000	$400,000
Performance Cash 2022-2024 Award Cycle	$0	$0	$0	$225,000	$225,000	$225,000
Performance Shares 2021-2023 Award Cycle	$0	$0	$0	$1,011,157	$1,011,157	$1,011,157
Performance Shares 2022-2024 Award Cycle	$0	$0	$0	$558,075	$558,075	$558,075
Stock Options 2020-2022 Award Cycle	$0	$0	$0	$2,134,623	$2,134,623	$2,134,623
Outplacement	$0	$5,310	$0	$0	$0	$0
Welfare Benefits	$0	$26,092	$0	$0	$0	$0
Financial Counseling	$0	$13,085	$0	$13,085	$13,085	$13,085
Life Insurance (Supplemental Life Insurance Program only)	$0	$0	$0	$0	$2,280,000	$0
Aggregate Payments	$0	$1,318,987	$0	$4,856,440	$7,136,440	$4,856,440
L. L. Satterthwaite	Voluntary Termination	Involuntary Not-for-Cause Termination	Termination for Cause	Retirement	Death	Disability
Severance	$0	$740,000	$0	$0	$0	$0
Annual Bonus	$0	$492,100	$0	$492,100	$492,100	$492,100
Accelerated Vesting of Long-Term Grants:
Performance Cash 2021-2023 Award Cycle	$0	$0	$0	$460,000	$460,000	$460,000
Performance Cash 2022-2024 Award Cycle	$0	$0	$0	$230,000	$230,000	$230,000
Performance Shares 2021-2023 Award Cycle	$0	$0	$0	$1,161,377	$1,161,377	$1,161,377
Performance Shares 2022-2024 Award Cycle	$0	$0	$0	$570,997	$570,997	$570,997
Stock Options 2020-2022 Award Cycle	$0	$0	$0	$2,455,167	$2,455,167	$2,455,167
Restricted Stock Units	$0	$2,136,271	$0	$0	$1,305,499	$1,305,499
Outplacement	$0	$5,310	$0	$0	$0	$0
Welfare Benefits	$0	$26,092	$0	$0	$0	$0
Financial Counseling	$0	$12,960	$0	$12,960	$12,960	$12,960
Life Insurance (Supplemental Life Insurance Program only)	$0	$0	$0	$0	$2,220,000	$0
Aggregate Payments	$0	$3,412,733	$0	$5,382,601	$8,908,100	$6,688,100

66	CUMMINS 2023 PROXY	EXECUTIVE COMPENSATION
T. A. Embree	Voluntary Termination	Involuntary Not-for-Cause Termination	Termination for Cause	Retirement	Death	Disability
Severance	$0	$680,000	$0	$0	$0	$0
Annual Bonus	$0	$422,100	$0	$0	$422,100	$422,100
Accelerated Vesting of Long-Term Grants:
Performance Cash 2021-2023 Award Cycle	$0	$0	$0	$0	$250,000	$250,000
Performance Cash 2022-2024 Award Cycle	$0	$0	$0	$0	$150,000	$150,000
Performance Shares 2021-2023 Award Cycle	$0	$0	$0	$0	$631,569	$631,569
Performance Shares 2022-2024 Award Cycle	$0	$0	$0	$0	$372,319	$372,319
Stock Options 2020-2022 Award Cycle	$0	$0	$0	$0	$1,334,264	$1,334,264
Restricted Stock	$0	$0	$0	$0	$0	$0
Outplacement	$0	$5,310	$0	$0	$0	$0
Welfare Benefits	$0	$26,092	$0	$0	$0	$0
Financial Counseling	$0	$13,085	$0	$0	$13,085	$13,085
Life Insurance (Supplemental Life Insurance Program only)	$0	$0	$0	$0	$2,040,000	$0
Aggregate Payments	$0	$1,146,587	$0	$0	$5,213,337	$3,173,337
S. R. Barner	Voluntary Termination	Involuntary Not-for-Cause Termination	Termination for Cause	Retirement	Death	Disability
Severance	$0	$700,000	$0	$0	$0	$0
Annual Bonus	$0	$486,500	$0	$486,500	$486,500	$486,500
Accelerated Vesting of Long-Term Grants:
Performance Cash 2021-2023 Award Cycle	$0	$0	$0	$300,000	$300,000	$300,000
Performance Cash 2022-2024 Award Cycle	$0	$0	$0	$150,000	$150,000	$150,000
Performance Shares 2021-2023 Award Cycle	$0	$0	$0	$757,560	$757,560	$757,560
Performance Shares 2022-2024 Award Cycle	$0	$0	$0	$372,319	$372,319	$372,319
Stock Options 2020-2022 Award Cycle	$0	$0	$0	$1,601,718	$1,601,718	$1,601,718
Outplacement	$0	$5,310	$0	$0	$0	$0
Welfare Benefits	$0	$26,092	$0	$0	$0	$0
Financial Counseling	$0	$13,085	$0	$13,085	$13,085	$13,085
Life Insurance (Supplemental Life Insurance Program only)	$0	$0	$0	$0	$2,100,000	$0
Aggregate Payments	$0	$1,230,987	$0	$3,681,182	$5,781,182	$3,681,182
PAY RATIO DISCLOSURE
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations of the Securities and Exchange Act implementing Section 953(b), the ratio of the compensation of our Chief Executive Officer compared to the compensation of our median employee in 2022 is set forth below.
Ms. Rumsey’s compensation (as reported in the Summary Compensation Table) for 2022 was 136.4 times the similarly calculated compensation of our median employee. The compensation amounts used to calculate the ratio are as follows:
2022 Annual Total Compensation
J. W. Rumsey	$8,335,970
Median Employee	$61,128

EXECUTIVE COMPENSATION	CUMMINS 2023 PROXY	67
Pay Element from Fiscal 2022 Summary Compensation Table (“SCT”)	Actual Values from “SCT”	Values for CEO Pay Ratio Calculation	Rationale
Salary	$1,062,833	$1,500,000	Value for CEO pay ratio reflects Ms. Rumsey’s annualized base salary as of August when she was promoted to President and CEO
Stock Awards	$4,478,567	$4,478,567	Values represent the performance share granted for the 2022-2024 performance cycle, including the additional grant Ms. Rumsey received in connection with her promotion
Option Awards	Not applicable	Not applicable	—
Non-Equity Incentive Plan Compensation (Annual Bonus)	$1,072,108	$1,837,500
Value for the CEO pay ratio calculates Ms. Rumsey’s
bonus at the base salary rate and target incentive level
associated with her promotion to President and CEO.
$1,500,000 x 175% x 70% performance factor =
$1,837,500

Non-Equity Incentive Plan Compensation (Performance Cash)	$460,800	$460,800	Values represent the performance cash award vesting from the 2020-2022 performance cycle. Ms. Rumsey did not receive any additional amount with respect to this award as a result of her promotion.
Change in Pension Value and Nonqualified Deferred Compensation Earnings	$0	$0	—
All Other Compensation	$59,103	$59,103	—
Total CEO Pay	$7,133,411	$8,335,970
To identify our median employee, we began by reviewing the 2022 annual base salary and hourly wages plus target variable compensation (target total cash compensation) of all Cummins employees globally, including all full-time and part-time employees who were on Cummins’ payroll as of December 31, 2022. Approximately 42% of the headcount is located in the U.S. We did not annualize the base salaries or hourly wages of permanent employees who had been employed by Cummins for less than the full year. We converted the annual target total cash compensation of all employees to United States dollars to aid in the identification of the median employee. We selected the median employee from among a group of employees with the same target total cash compensation by taking into account other pay elements and excluding those with anomalous characteristics.
While we design our compensation programs to reflect the local market practices in each country in which we operate, we strive to target, on average, market median pay for all employees globally.
PAY VERSUS PERFORMANCE DISCLOSURE
Cummins’ executive compensation program is designed to align pay outcomes with annual and long-term business performance and shareholders’ interests. Our program design choices, including the level of pay at risk, the mix of short-term and long-term incentives, the mix of long-term incentive vehicles, the metrics selected, and the rigor of incentive goals, all work together toward this objective.
The TMCC, along with its consultant, Farient, has historically and routinely assessed the relationship between realizable pay for our executives and the financial and TSR performance of the company. The results of these analyses have guided our pay decisions and the evolution of our pay program to ensure strong pay and performance alignment.
The new Pay vs. Performance disclosure, as required by the SEC, provides an additional perspective on pay and performance alignment by evaluating the link between “Compensation Actually Paid,” herein referred to as “CAP”, as defined by the SEC, and various measures of market and financial performance.

68	CUMMINS 2023 PROXY	EXECUTIVE COMPENSATION
PAY VERSUS PERFORMANCE TABLE
The following table shows the past three fiscal years’ total compensation for our Named Executive Officers (NEOs) as set forth in the “Summary Compensation Table,” the CAP paid to our NEOs, the company’s total shareholder return (TSR), the combined TSR of our selected peer group (our “Custom Peer Group,” as used in our 2022 executive pay benchmarking), our net income, and our EBITDA.
2022 Pay vs. Performance Table
Year	Summary Compensation Table Total for First CEO(1)	Summary Compensation Table Total for Second CEO(2)	Compensation Actually Paid to First CEO(1)(5)	Compensation Actually Paid to Second CEO(2)(5)	Average Summary Compensation Table Total for Other NEOs(3)	Average Compensation Actually Paid to Other NEOs(3)	Value of Initial Fixed $100 Investment Based On:
							CMI TSR	Peer Group TSR(4)	Net Income ($MM)	EBITDA ($MM)
2022	$11,521,051	$7,133,411	$6,424,086	$8,912,042	$3,223,819	$4,301,797	$146.4	$154.5	$2,151	$3,799
2021	$15,645,919	N/A	$17,265,880	N/A	$5,560,018	$4,868,941	$128.3	$146.1	$2,131	$3,251
2020	$17,291,581	N/A	$27,870,614	N/A	$4,213,127	$4,975,391	$130.5	$124.2	$1,789	$3,108

(1)
In the table above, our First CEO is N. Thomas Linebarger, who served as CEO until August 1, 2022

(2)
Our Second CEO is Jennifer W. Rumsey, who became CEO on August 1, 2022

(3)
The other NEOs for each applicable year are:

–
2022: S. Barner, T. Embree, S. Padmanabhan, LL. Satterthwaite, and M.A. Smith

–
2021: J.W. Rumsey, S. Padmanabhan, LL. Satterthwaite, and M.A. Smith

–
2020: M.M. Rose, S. Padmanabhan, LL. Satterthwaite, and M.A. Smith

(4)
The Peer Group TSR shown in the table above is based on our Custom Peer Group as shown in our CD&A for the applicable year. TSR for this Group is weighted as of year-end 2019 by market capitalization

(5)
The SEC rules require that certain adjustments be made to the Summary Compensation Table totals to determine CAP, as reported in the Pay versus Performance table above. The following table details the applicable adjustments that were made to determine CAP:

			Pension Benefits & NQDC				Equity Awards
Year	Executives	SCT Total	Deduct SCT Change In Pension Value	Add Actuarial Pension Service Cost	Add Above- Market Earnings on NQDC	Deduct SCT Stock & Option Awards	Add Year- End Value of Unvested Equity Granted in Year	Add Change in Value of Unvested Awards Granted in Prior Years	Add Change in Value of Vested Equity Granted in Prior Years	Deduct Value of Awards Not Meeting Vesting Conditions	Add Dividends Paid on Unvested Equity
2022	Second CEO	$7,133,411	$0	$114,724	$0	$(4,478,567)	$5,582,361	$626,521	$(66,409)	$0	$0
	First CEO	$11,521,051	$(24,768)	$764,004	$5,498	$(5,024,835)	$1,302,551	$3,940,845	$(1,539,696)	$(4,520,563)	$0
	Avg. NEO	$3,223,819	$0	$219,179	$0	$(1,165,115)	$1,538,663	$783,631	$(241,070)	$(62,824)	$5,515
2021	First CEO	$15,645,919	$(465,336)	$782,182	$96,695	$(6,879,016)	$6,140,641	$(1,342,278)	$3,287,072	$0	$0
	Avg. NEO	$5,560,018	$(709,264)	$168,006	$19,548	$(2,706,755)	$2,342,987	$(257,279)	$445,398	$0	$6,281
2020	First CEO	$17,291,581	$(5,456,681)	$641,715	$104,110	$(4,998,723)	$12,793,206	$6,785,352	$710,054	$0	$0
	Avg. NEO	$4,213,127	$(1,590,422)	$149,945	$32,876	$(1,013,647)	$2,146,951	$968,628	$127,410	$(59,476)	$0

EXECUTIVE COMPENSATION	CUMMINS 2023 PROXY	69
RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID (CAP) AND PERFORMANCE MEASURES
The Pay versus Performance table above and graphs below demonstrate that our NEOs’ CAP is aligned with our company’s performance over time. To normalize for a change in our CEO incumbent in 2022, Ms. Rumsey’s and Mr. Linebarger CAP are combined for FY22. CEO and NEO pay is generally aligned with our TSR, Net Income, and EBITDA. However, NEO incumbent changes and year over year performance results compared to CAP encompassing three years of performance may distort results in any given year. Our CAP for 2020 was higher than that for 2021 and 2022 because our stock price increased during 2020, which increased the value of outstanding stock options. We discontinued the granting of stock options as a component of our normal long-term incentive program beginning in 2021.

Cummins Compensation Actually Paid to CEO and Avg. NEO vs. TSR (1)

146
131
128
100
$35
$30
$25
$20
$15
$10
$5
$0
150
125
100
75
50
25
0
Total Pay ($MM)
Indexed TSR (2019 = 100)
$27.9
$17.3
$15.3
$5.0
$4.9
$4.3
2019
2020
2021
2022
CEO Comp Actually Paid
Avg. NEO Comp Actually Paid
CMI Indexed TSR

Cummins Compensation Actually Paid to CEO and Avg. NEO vs. Net Income and EBITDA[1]

$35
$30
$25
$20
$15
$10
$5
$0
Total Pay ($MM)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Earnings ($B)
$27.9
$5.0
$17.3
$4.9
$15.3
$4.3
2020
2021
2022
CEO Comp Actually Paid
Avg. NEO Comp Actually Paid
Net Income
EBITDA

(1)
2022 CEO CAP in the above charts reflects the combined compensation for our former CEO, N. Thomas Linebarger, who served as CEO until August 1, 2022, and our new CEO, Jennifer W. Rumsey who became CEO on that date.

As shown in the graph below, our company’s TSR has generally tracked that for our Custom Peer Group on a market capitalization weighted basis.

Cummins TSR vs. Custom Peer Group TSR
Indexed 2019 – 2022
Indexed TSR (2019 = 100)
160
140
120
100
80
60
40
20
0
2019
2020
2021
2022
100
131
124
146
128
154
146
Cummins
Custom Peer Group

70	CUMMINS 2023 PROXY	EXECUTIVE COMPENSATION
2022 PERFORMANCE MEASURES
For fiscal year 2022, our TMCC identified the performance measures listed below as the most important in its compensation-setting process for our NEOs.
Tabular List of Performance Measures
EBITDA
ROIC
ROANA
Cash Flow
The Committee identified EBITDA, ROIC, ROANA, and Cash Flow as our “most important” measures because they have been or will be used in our incentive awards (cash flow will be introduced in 2023). These measures drive the largest portion of our executives’ pay. EBITDA, ROIC, and ROANA provide an incentive for profitable growth and correlate well with shareholder value. Operating cash flow provides capital for investments that are important to our future and allows us to return significant capital to our shareholders.

DIRECTOR COMPENSATION	CUMMINS 2023 PROXY	71
DIRECTOR COMPENSATION
As with the pay programs for our executive officers, we review our non-employee director pay programs on an annual basis and target the median of the market in setting our pay levels. We also strive to create a non-employee director compensation program that is simple and is aligned with shareholder interests.
We assess both our Custom Peer Group as well as the broader market in benchmarking director pay levels and practices. Each review includes general comparisons against market data and analysis prepared by Farient, including information on market practices and decision support in the following areas:
•
Board and Committee retainers and meeting fees;

•
Equity compensation;

•
Leadership compensation; and

•
Other major pay elements and practices.

For 2022, our Board approved, on the basis of benchmarking data, the following compensation changes:
•
Increase the general board retainer from $275,000 to $315,000

•
Increase the committee chair cash retainer from $20,000 to $25,000 for the Audit and Talent Management and Compensation Committees

Annual Compensation
Board Retainer	• In 2022, we provided each of our non-employee directors target annual compensation of $315,000, $140,000 of which is paid in cash and $175,000 of which is paid in the form of our common stock.
Lead Director Compensation	• An additional $35,000 cash retainer.
Committee Chair Compensation
•
An additional $25,000 cash retainer for the Audit and Talent Management and Compensation Committees.

•
An additional $15,000 cash retainer for the Finance, Governance and Nominating, and Safety and Environment, and Technology Committees.

We also have a Deferred Compensation Plan for non-employee directors, pursuant to which directors may elect to defer receipt of all or any portion of their compensation while they serve as a director. The deferred compensation, plus accrued interest, is paid to the director upon the earliest of a specified date (if one is selected by the director), the director’s retirement or death or a change in control of our company. If the deferred compensation and interest is paid in connection with a specified date or the director’s retirement, it is paid to the director in a lump sum or in annual installments, not to exceed 15, as specified by the director. Upon a change in control of our company or the director’s death, such deferred compensation and interest would be paid in cash to the director in one lump sum.
Account crediting options within our Deferred Compensation Plan are substantially similar to the investment choices available in our 401(k) plan. However, participants may also have a balance in other legacy investment options: the 10-Year Treasury Bill + 4%, the 10-Year Treasury Bill + 2% and Barclays Capital U.S. Government/Credit Bond Index.
Each non-employee director is required to maintain direct ownership of shares of our Common Stock (including stock awards) equal to or greater in value to three times his or her annual total retainer fee. Non-employee directors must comply with this requirement within six years of becoming a member of our Board. Subject to limited exceptions, non-employee directors are not allowed to sell our shares until they reach their stock ownership guideline, and then may not sell shares to the extent their ownership level would be less than the guideline amount. All of our non-employee directors have either satisfied this requirement or have additional time to do so.

72	CUMMINS 2023 PROXY	DIRECTOR COMPENSATION
The following table provides information concerning the compensation of our non-employee directors for 2022. As employee directors, Ms. Rumsey and Mr. Linebarger did not receive any compensation for their service as directors in 2022.
Name	(1) Fees Earned or Paid in Cash ($)	(2) Stock Awards ($)	(3) Change in Pension Value and Non Qualified Deferred Compensation Earnings	(4) All Other Compensation	Total
R. J. Bernhard(5)	$140,000	$174,116	$0	$0	$314,116
F. R. Chang Diaz	$140,000	$174,116	$0	$0	$314,116
B. V. Di Leo Allen	$140,000	$174,116	$0	$0	$314,116
S. B. Dobbs	$155,000	$174,116	$0	$0	$329,116
C. A. Harris	$140,000	$174,116	$0	$0	$314,116
R. K. Herdman(5)	$165,000	$174,116	$0	$31,500	$370,616
A. M. Herman(6)(8)	$0	$0	$0	$0	$0
T. J. Lynch	$205,000	$174,116	$0	$0	$379,116
W. I. Miller(8)	$140,000	$174,116	$39,236	$0	$353,352
G. R. Nelson(5)	$165,000	$174,116	$4,576	$0	$343,692
K. A. Nelson(5)	$140,000	$174,116	$0	$50,000	$364,116
K. H. Quintos(5)	$140,000	$174,116	$0	$0	$314,116
G. L. Belske(5)(7)	$128,333	$163,939	$0	$16,500	$308,773

(1)
Fees Earned or Paid in Cash were as follows:

Director	Board Retainer	Lead Director Fee	Committee Chaired	Committee Chair Fees	Total
R. J. Bernhard	$140,000	$0		$0	$140,000
F. R. Chang Diaz	$140,000	$0		$0	$140,000
B. V. Di Leo Allen	$140,000	$0		$0	$140,000
S. B. Dobbs	$140,000	$0	Safety, Environmental and Technology	$15,000	$155,000
C. A. Harris	$140,000	$0		$0	$140,000
R. K. Herdman	$140,000	$0	Audit	$25,000	$165,000
A. M. Herman	$0	$0		$0	$0
T. J. Lynch	$140,000	$35,000	Finance	$15,000	$205,000
			Governance and Nominating	$15,000
W. I. Miller	$140,000	$0		$0	$140,000
G. R. Nelson	$140,000	$0	Talent Management and Compensation	$25,000	$165,000
K. A. Nelson	$140,000	$0		$0	$140,000
K. H. Quintos	$140,000	$0		$0	$140,000
G. L. Belske	$128,333	$0		$0	$128,333

(2)
The stock awards column represents the aggregate grant date fair value of the awards, which is $197.41/share and $200.66/share for G.L. Belske who joined the board in July of 2022. The aggregate grant date fair value was computed in accordance with ASC Topic 718, excluding any impact from an election to defer the award. The assumptions made in valuing stock awards for 2022 are included in the Note 20 to Consolidated Financial Statements in our 2022 Annual Report on Form 10 K and such information is incorporated by reference.

The stock value represents 55 percent of the annual retainer. The number of shares is calculated by dividing the target value by the preceding 20 day average closing price of our Common Stock on the NYSE on the grant date, rounded down to the nearest whole share. Each director was awarded 882 shares of stock. The shares were granted using a value of $198.22, the preceding 20 day average of closing prices of our Common Stock on the NYSE on the grant date of May 10, 2022. G.L. Belske was awarded 817 shares of stock. The shares were granted using a value of $196.19, the preceding 20 day average of closing prices of our Common Stock on the NYSE on the grant date of July 11, 2022
(3)
These amounts represent “Above Market” earnings in the Deferred Compensation Plan, as described above. “Above market” is defined as the amount of earnings that exceeded 120% of the applicable federal long term rate published by the U.S. Internal Revenue Service.

(4)
These amounts represent our match of directors’ contributions for a program under which we match contributions, up to $50,000 per individual, to a designated charitable non-profit organization.

(5)
R. J. Bernhard, R.K. Herdman, G. R. Nelson, K.A.Nelson, K.H. Quintos, and G.L. Belske elected to defer 100% of the 2022 Stock Award. The value of this Stock Award is included in this table. R. J. Bernhard elected to defer 100% of his fees paid in cash in 2022.

(6)
A. M. Herman retired from our Board effective at the 2021 Annual Meeting.

(7)
G.L. Belske joined our Board on July 11, 2022.

(8)
As part of our overall support of charitable and educational institutions, we previously established the Cummins Inc. Charitable Bequest Program in which directors first elected prior to 2004 are eligible to participate. Only W. I. Miller and A. M. Herman currently participate in this program. Following the death of such director, we will donate 10 equal annual installments of $100,000 to one or more qualifying institutions designated by such director. The obligations under this program are funded by life insurance policies that have been fully paid. As a result, there was no cost associated with the program in 2022. Directors do not receive any direct financial benefit from the program since all charitable deductions accrue to us.

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	CUMMINS 2023 PROXY	73
ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
(Item 13 on the Proxy Card)
Executive compensation is important to us and to our shareholders. Since 2011, we have held annual advisory shareholder votes to approve the compensation of our Named Executive Officers as required by Section 14A of the Securities Exchange Act of 1934. At this year’s Annual Meeting, we once again are seeking input from our shareholders through an advisory vote to approve the compensation of our Named Executive Officers as disclosed in the Compensation Discussion and Analysis section and the accompanying compensation tables and narratives contained in this proxy statement. In 2022, consistent with the recommendation of our Board, our shareholders voted in favor of our executive compensation, with 89.5% of votes cast in favor.
Our Board would like the support of our shareholders for the compensation of our Named Executive Officers as disclosed in the Compensation Discussion and Analysis section and the accompanying compensation tables and narratives contained in this proxy statement. Accordingly, for the reasons we discuss above, our Board unanimously recommends that shareholders vote in favor of the following resolution:
“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in the Compensation Discussion and Analysis section and the accompanying compensation tables and narratives contained in this proxy statement.”
The compensation of the Named Executive Officers as disclosed in the Compensation Discussion and Analysis section and the accompanying compensation tables and narratives contained in this proxy statement will be approved if the votes cast in favor of the proposal exceed those cast against the proposal. Abstentions and broker non-votes will not affect the voting results for this proposal.
As this is an advisory vote, the results of the vote will not be binding on our Board, although our Talent Management and Compensation Committee will consider the outcome of the vote when evaluating the effectiveness of our compensation principles and practices and our Talent Management and Compensation Committee and our Board will review and consider the outcome of the vote when making future compensation decisions for our Named Executive Officers. We believe our company benefits from constructive dialogue with our shareholders on these important matters, and while we continue to reach out to our shareholders on these and other issues, we also encourage our shareholders to contact us if they would like to communicate their views on our executive compensation programs. Shareholders who wish to communicate with our non-management directors concerning our executive compensation programs should refer to the section above entitled “Corporate Governance – Board of Directors and Committees – Communication with the Board of Directors.” We intend to hold the next advisory vote on the compensation of our Named Executive Officers at the annual meeting in 2024.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION AND ACCOMPANYING COMPENSATION TABLES AND NARRATIVES IN THIS PROXY STATEMENT.

74	CUMMINS 2023 PROXY	ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION
ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Item 14 on the Proxy Card)
Section 14A of the Securities Exchange Act of 1934 requires that, every six years, we provide shareholders with a vote on how frequently we will submit the non-binding advisory vote on compensation of our named executive officers (the “say on pay” vote) to our shareholders in the future. We last submitted a vote on the frequency of future say on pay votes to our shareholders in 2017, when, in keeping with the recommendation of our Board, our shareholders expressed a preference that future say on pay votes be held on an annual basis. Consistent with that preference, our Board has held a say on pay vote annually since 2017. Because this is the sixth year after the last vote on the frequency of future say on pay votes, we are again asking our shareholders at the Annual Meeting whether future say on pay votes should occur every year, every two years or every three years.
Our Board recommends that shareholders approve holding a say on pay vote every year (an annual vote) because we continue to believe that an annual vote will promote best governance practices and facilitate our Talent Management and Compensation Committee’s and our senior management’s consideration of the views of our shareholders in structuring our compensation programs for our named executive officers. We believe that an annual vote will provide our Talent Management and Compensation Committee and our senior management with more direct input on, and reactions to, our current compensation practices, and better allow our Talent Management and Compensation Committee and our senior management to measure how they have responded to the prior year’s vote.
For the reasons discussed above, our Board recommends that shareholders vote in favor of holding an advisory say on pay vote on executive compensation at our annual meeting of shareholders every year. In voting on this advisory vote on the frequency of the say on pay vote, shareholders should be aware that they are not voting “for” or “against” the Board’s recommendation to vote for a frequency of every year. Rather, shareholders will be casting votes to recommend a say on pay vote frequency, which may be every year, two years, or three years, or they may abstain entirely from voting on the proposal
The frequency of the say on pay vote receiving the greatest number of votes cast in favor of such frequency, whether every year, every two years or every three years, will be the frequency of the say on pay vote that shareholders are deemed to have approved. Abstentions and broker non-votes do not constitute a vote for any particular frequency.
Additionally, although the outcome of this advisory vote on the frequency of future say on pay votes is non-binding, our Board will review and consider the outcome of this vote when making determinations as to when the say on pay vote will again be submitted to shareholders for approval at an annual meeting of shareholders.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE ADVISORY VOTE ON EXECUTIVE COMPENSATION BE SUBMITTED TO SHAREHOLDERS EVERY YEAR.

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS	CUMMINS 2023 PROXY	75
RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
(Item 15 on the Proxy Card)
The Audit Committee of our Board has voted to appoint PricewaterhouseCoopers LLP, or PwC, as the firm of independent public accountants to audit our financial statements for 2023. Although the selection and appointment of independent public accountants is not required to be submitted to a vote of our shareholders, our Board has decided, as in the past, to ask our shareholders to ratify this appointment. Such ratification does not limit the Audit Committee’s ability to make subsequent changes to our auditors that it thinks appropriate.
Under its charter, the Committee is responsible for the appointment, compensation and oversight of our independent auditor. In selecting PwC as the independent public accountants for 2023, the Audit Committee considered a number of factors, including:
•
PwC’s internal quality-control procedures, including results of the most recent Public Company Accounting Oversight Board (PCAOB) inspection report on PwC and the results of peer review examinations;

•
Consideration of investigations by governmental or professional authorities and whether they may impair PwC’s ability to perform Cummins’ annual audit;

•
PwC’s independence program and any relationships between PwC and our company that could have a bearing on PwC’s independence;

•
PwC’s industry experience and global footprint to audit our operations worldwide;

•
The professional qualifications of the lead audit partner;

•
The periodic refreshment of perspective and objectivity provided by the mandatory five-year rotation of the partner-in-charge;

•
The engagement team’s collective expertise and knowledge of our business, worldwide operations and risk profile; and

•
The results of the evaluation of PwC’s performance described in the Audit Committee Report below.

The Committee discusses services performed by PwC and considers the impact of non-audit services on PwC’s independence. The Committee pre-approves these services and the related fees. We believe that all services rendered to us by PwC are permissible under applicable laws and regulations, and have been pre-approved by or on behalf of the Audit Committee pursuant to the policy described below. Fees paid to PwC for services are disclosed in the table below under the categories listed therein.
These services are actively monitored (both spending level and work content) by the Audit Committee to maintain the appropriate objectivity and independence in PwC’s core work, which is the audit of our consolidated financial statements and the audit of our internal control over financial reporting.
In consideration of the matters described above, we believe that the appointment of PwC is in the best interest of the company and its shareholders.
A representative of PwC will be present at the Annual Meeting and will be available to answer appropriate questions but will not have the opportunity to make a statement. A report of the Audit Committee in connection with its independence, the independence of the auditors and certain other matters follows our Board’s recommendation on this Item below.
VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS
Appointment of PwC as auditors will be ratified if the votes cast in favor of the proposal exceed those cast against the proposal. Abstentions and broker non-votes will not affect the voting results for the ratification of PwC.
OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL TO RATIFY THE APPOINTMENT OF PwC.

76	CUMMINS 2023 PROXY	RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
Audit and Non-Audit Fees
The table below presents fees for professional audit services rendered by PwC for the audit of our annual financial statements for 2022 and 2021 and fees billed for other services rendered by PwC during those periods. The increase in 2022 is primarily related to approximately $10 million in fees for the Meritor acquisition and planned separation of the Filtration business. The fees are presented in millions of US dollars.
	2022	2021
Audit fees:(1)	19.7	12.3
Audit-related fees:(2)	3.8	1.1
Tax fees:(3)	1.5	0.4
All other fees:(4)	0.1	0.0
Total	25.1	13.8

(1)
Audit fees consisted of work performed in connection with the audit of our financial statements (including internal control over financial reporting), as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory and subsidiary audits.

(2)
Audit-related fees principally include attestation services requested by management, audit procedures performed in conjunction with the planned separation of the Filtration business and employee benefit plan audits.

(3)
Tax fees consisted principally of assistance with non-US tax compliance and planning, review of foreign tax returns and assistance in connection with tax audits.

(4)
All other fees included advisory services for seminars related to employee training, research survey results, licensing fees for technical research tools and other advisory services.

Audit Committee Pre-Approval Policy
The Sarbanes-Oxley Act of 2002 and rules of the SEC prohibit our independent accountant from providing certain types of non-audit services to us. They also require that all audit, review or attest engagements required under the securities laws and permitted non-audit services provided to us by our independent accountant be pre-approved by the Audit Committee or one of its members to whom the Audit Committee has delegated authority.
Under our policy and procedures, when considering whether to approve non-audit services to be provided by our independent accountant, the Audit Committee must consider whether the provision of the service would adversely affect the independence of the independent accountant. Specifically, the Audit Committee must consider whether the provision of the service would (i) place the accountant in the position of auditing his or her own work; (ii) result in the accountant acting as management or an employee of our company; or (iii) place the accountant in the position of being an advocate for us. Any proposed non-audit service that the Audit Committee determines would adversely affect the independence of our independent accountant will not be approved.
The Audit Committee is solely responsible for pre-approving all audit and non-audit services. The Audit Committee has delegated to its Chair authority to pre-approve audit and permitted non-audit services to be provided by our independent accountant, provided that such services are permissible under our foregoing policy and procedures and do not exceed $100,000 in the aggregate. Decisions of the Chair must be reported to the full Audit Committee at its next scheduled meeting.

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS	CUMMINS 2023 PROXY	77
Audit Committee Report
The role of our Audit Committee is to assist our Board in fulfilling its oversight responsibilities as they relate to:
•
The integrity of our financial statements and internal control over financial reporting;

•
Our compliance with ethics policies, and legal and regulatory requirements; and

•
Our independent auditor’s qualifications and independence.

The Committee also has responsibility for:
•
Preparing this report of the Committee, which is required to be included in our proxy statement;

•
Selecting, retaining, compensating, overseeing and evaluating our independent auditor;

•
Providing assistance to our Board in its oversight of our guidelines and policies with respect to enterprise risk management; and

•
Overseeing the performance of our internal audit function.

Each member of the Committee is independent as defined under our independence criteria, NYSE listing standards and SEC rules. The Committee operates under a written charter that has been adopted by our Board and is reviewed by the Committee on a periodic basis. The Committee’s current charter can be viewed on our website.
The Committee fulfills its responsibilities through periodic meetings with PwC, our independent registered public accounting firm since 2002, and with our internal auditors and management. During 2022, the Committee met nine times. The Committee periodically meets in executive session. The Committee also has periodic educational sessions on accounting and reporting matters. The Committee reviewed with both PwC and our internal auditors, and approved, their respective audit plans, audit scope, compensation and identification of audit risks. Further, the Committee reviewed and discussed with our management and PwC our audited financial statements, critical audit matters addressed during the audit and management’s and PwC’s evaluations of our internal control over financial reporting, as reported in our 2022 Annual Report on Form 10-K. The Committee discussed our interim financial information contained in each quarterly earnings announcement and each Quarterly Report on Form 10-Q with our Chief Financial Officer, Controller and our independent auditors, prior to public release. The Committee also met with PwC to discuss the results of its reviews of our interim financial statements. Management has the responsibility for the preparation and integrity of our financial statements and internal control over financial reporting and PwC has the responsibility for the review or examinations thereof.
The Committee discussed and reviewed with PwC all matters required by the PCAOB and the SEC. The Committee received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Committee concerning independence, and discussed with PwC its independence.
The Committee established a process for the formal evaluation of PwC’s performance, which includes obtaining an annual assessment of PwC from management. In conducting this evaluation, the Committee reviewed responses to a questionnaire completed by members of management that covered areas such as the quality of services provided by PwC, sufficiency and experiences of resources on the engagement, communication and interaction with PwC over the course of the year, and independence, objectivity and professional skepticism of PwC. PwC’s performance is also discussed with management and PwC during separate private sessions, as well as in executive session.
The Committee also considers other factors, including the policy that PwC follows with respect to rotation of its key audit personnel, so that there is a new partner-in-charge at least every five years. The Committee is involved in the selection of the partner-in-charge at the time of rotation. PwC’s senior relationship partner interviews with members of management and with the Committee Chair to understand the necessary partner-in-charge attributes as part of the partner-in-charge succession planning process. Attributes evaluated include client and functional experience, technical competence, communication skills, critical behaviors, familiarity with audit committee processes and independent communications and stature within PwC. PwC develops a list of potential candidates and identifies one of the candidates as recommended by the firm. The recommended candidate meets with members of management and the Committee. If the recommended candidate is selected, the process is complete. If the recommended candidate is not selected, the process continues with additional candidate meetings until an acceptable candidate is identified. The most recent partner-in-charge rotation occurred in 2022.

78	CUMMINS 2023 PROXY	RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
Based on the above-mentioned reviews and discussions with management, internal audit and PwC, the Committee recommended to our Board of Directors that our audited financial statements and management’s report on internal control over financial reporting be included in our 2022 Annual Report on Form 10-K, for filing with the SEC.
Based on the reviews and evaluations described above, the Committee reappointed PwC as our independent auditors for 2023, subject to shareholder ratification at the Annual Meeting.
Respectfully submitted,
ROBERT K. HERDMAN, 2022 CHAIR
GARY L. BELSKE
ROBERT J. BERNHARD
STEPHEN B. DOBBS
WILLIAM I. MILLER
GEORGIA R. NELSON
KIMBERLY A. NELSON
KAREN H. QUINTOS

APPROVAL OF THE CUMMINS INC. EMPLOYEE STOCK PURCHASE PLAN AS AMENDED	CUMMINS 2023 PROXY	79
APPROVAL OF THE CUMMINS INC. EMPLOYEE STOCK PURCHASE PLAN AS AMENDED
(Item 16 on the Proxy Card)
We are asking our shareholders to approve our Employee Stock Purchase Plan, as amended, which we refer to as the “ESPP.” In 2023, the Talent Management and Compensation Committee of our Board approved an amendment to our existing ESPP to increase the potential discount on stock purchased by employees under the plan from 15% to 20% and to increase the annual limit on our aggregate matching contributions under the ESPP to $30 million from $7.5 million, subject to shareholder approval. The increase in the annual limit is necessary to accommodate an increase in the rate of our matching contributions and increased global participation from our eligible employees. Our Board believes that this amendment will help us retain and motivate eligible employees and will help further align the interests of eligible employees with those of our shareholders. We are seeking shareholder approval of the ESPP, as amended, to satisfy the requirements of the NYSE. Except for the increase of the annual limit on our aggregate matching contributions, we do not expect the approval of the ESPP, as amended, to result in any material change to our current compensation practices.
Summary of the ESPP
The following description of the ESPP is qualified in its entirety by reference to the plan document, as amended, a copy of which is attached as Annex B and incorporated into this proxy statement by reference.
General.   The purpose of our ESPP is to allow our eligible employees and eligible employees of our subsidiaries and other affiliates to purchase shares of our Common Stock at a discount. Our Board believes that our ESPP is an important part of our overall compensation program and helpful in attracting, motivating and retaining qualified employees who are essential to our success.
Eligibility.   Any of our permanent employees, as designated by us, and any permanent employee of our designated subsidiaries and other affiliates (excluding any person paid through the payroll of an unrelated third party) who, in our judgment, (i) is employed at a work location having sufficient payroll system capabilities to support the ESPP and (ii) if the employee is a citizen or resident of a non-U.S. jurisdiction, is able to participate in the ESPP without violating (or causing his or her employer to violate) any applicable law or regulation. As of December 31, 2022, approximately 96% of our and our affiliates’ employees, including all of our executive officers, were eligible to participate in the ESPP. Members of our Board who are not employees and other non-employees such as consultants are not eligible to participate.
Participation.   Each eligible employee may authorize the withholding of 1-15% of his or her base pay each pay period to be used to purchase shares for the employee’s account on the open market by a third-party administrator we have engaged for this purpose. We make a matching contribution in cash in an amount sufficient to result in the employee receiving a discount on the shares purchased. The discount is currently a percentage between 0% and 15% that we determine from time to time. If the ESPP as amended and restated is approved, the discount will be a percentage between 0% and 20% that we determine from time to time. We also pay all brokerage commissions and fees in connection with each purchase of shares. The amount of our matching contribution is discretionary and subject to change, but is subject to an annual limit per calendar year. Prior to the amendment to the ESPP currently being submitted for shareholder approval, the limit was $7.5 million per year on a plan-wide basis. The amendment to the ESPP will increase the limit to $30 million per year. Upon reaching the annual limit, no further matching contributions may be made by us under the ESPP for the remainder of the calendar year. Participants receive any dividends paid on shares credited to their accounts, and may at any time sell any or all of the shares credited to their accounts. A participant may terminate his or her participation in the ESPP at any time by providing notice, and a participant’s participation in the ESPP will also terminate if he or she ceases to qualify as an eligible employee.
New Plan Benefits.   The actual benefits, if any, to participants in the ESPP are not determinable prior to the purchase of shares thereunder because the value, if any, of such shares to their holders is represented by the market price of a share of Common Stock on the date of the purchase and we cannot determine participation levels and contribution rates under the ESPP. As of March 7, 2023, the fair market value of one share of Common Stock was $256.29 based upon the closing price for a share of Common Stock on the NYSE.

80	CUMMINS 2023 PROXY	APPROVAL OF THE CUMMINS INC. EMPLOYEE STOCK PURCHASE PLAN AS AMENDED
Plan Category	Number of securities to be issued upon exercise price of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	2,867,765	$145.57	4,539,907

(1)
The number is comprised of 2,145,963 stock options, 485,299 performance shares and 236,413 restricted shares. See Note 20. "STOCK INCENTIVE AND STOCK OPTION PLANS," to the Consolidated Financial Statements in our 2022 Form 10-K for a description of how options and shares are awarded.

(2)
The weighted-average exercise price relates only to the 2,145,963 stock options. Performance and restricted shares do not have an exercise price and, therefore, are not included in this calculation.

Amendment and Termination of the ESPP.   We may, in our sole discretion, amend the ESPP at any time, except that, unless required by law, no amendment may be retroactive or deprive any participant of amounts credited to his or her account. We also may terminate the ESPP at any time in our sole discretion. If we do not Dearlier terminate the ESPP, it will terminate automatically on the tenth anniversary of its approval by shareholders.
Summary of Federal Income Tax Consequences
The following summary is intended only as a general guide to the current U.S. federal income tax consequences of participation in the ESPP and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances. Furthermore, the tax consequences are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable.
Our ESPP is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Shares under the ESPP are purchased using after-tax employee contributions. A participant will recognize taxable income as a result of purchasing shares of our Common Stock and receiving our matching contribution under the terms of the ESPP.
Upon purchasing shares under the ESPP and receiving our matching contribution, the participant will recognize ordinary income in an amount equal to the matching contribution. Upon subsequent resale of the shares of Common Stock, the difference between the sale price and the fair market value when the shares were purchased will be treated either as a capital gain or loss. The holding period to determine whether the capital gain (or loss) is a long- or short-term capital gain (or loss) will commence on the day after the date on which the shares are acquired.
Vote Required and Recommendation of the Board of Directors
The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting will be required to approve the Cummins Inc. Employee Stock Purchase Plan, as amended. Abstentions and broker non-votes will not affect the voting results for this proposal.
OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE CUMMINS INC. EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED.

SHAREHOLDER PROPOSAL	CUMMINS 2023 PROXY	81
SHAREHOLDER PROPOSAL
(Item 17 on the Proxy Card)
The following proposal was submitted by John Chevedden and will be voted on at the Annual Meeting if it is properly presented. Our Board recommends that you vote AGAINST this Proposal. The shareholder’s address and number of shares of common stock held may be obtained upon oral or written request to our Corporate Secretary.
In accordance with SEC rules, the following text of the Independent Board Chairman Proposal is presented exactly as it was submitted to our company.
Proposal 17 – Independent Board Chairman
Shareholders request that the Board of Directors adopt an enduring policy, and amend the governing documents as necessary in order that 2 separate people hold the office of the Chairman and the office of the CEO.
Whenever possible, the Chairman of the Board shall be an Independent Director.
The Board has the discretion to select a Temporary Chairman of the Board who is not an Independent Director to serve while the Board is seeking an Independent Chairman of the Board on an expedited basis.
Although it is a best practice to adopt this policy soon this policy could be phased in when there is a contract renewal for our current CEO or for the next CEO transition.
The roles of Chairman and CEO are fundamentally different and should be held by 2 directors, a CEO and a Chairman who is completely independent of the CEO and our company. The job of the CEO is to manage the company. The job of the Chairman is to oversee the CEO and management.
A Lead Director is no substitute for an independent Board Chairman. The Cummins Lead Director list of duties allow for these conclusions:
•
Conferr and approve Board meeting agendas but approval restricted to making sure there is enough time.

•
Chairs certain Board meetings and gives feedback that can be ignored.

•
Leads the annual performance reviews of the CEO and the Board which the lead director may already do as Chair of the Nominating Committee.

•
Ensure that there is open communication between independent Directors and the Chairman and other management members, a task which employees and other directors may also do.

•
Look at information sent to the Board.

•
Confer with the Chair on issues of corporate importance, but only as appropriate whatever appropriate means.

Since 2013 support for this proposal topic at Cummins increased from 30% to 37%.
Plus management fails to give shareholders enough information on this topic to make a more informed decision. There is no management comparison of the exclusive powers of the Office of the Chairman and the de minimis exclusive powers of the Lead Director.
Please vote yes:
Independent Board Chairman — Proposal 17

82	CUMMINS 2023 PROXY	STATEMENT IN OPPOSITION
STATEMENT IN OPPOSITION
Our Board of Directors recommends that shareholders vote AGAINST this shareholder proposal for the following reasons:
We believe that our shareholders are best served if the Board retains the organizational flexibility to select the best person to serve as Chairman, giving consideration to relevant factors at any particular time.
Under our Corporate Governance Principles, our Board has the freedom to determine the optimal leadership structure for the company, including, when appropriate, separating the roles of Chairman and Chief Executive Officer, based solely on what it believes is in the best interests of the company and its shareholders. Given the dynamic and competitive environment in which the company operates, this flexibility allows our Board to decide what leadership structure works best for our company based on the facts and circumstances existing from time to time. When our Board determines that the same individual should hold the positions of Chairman and Chief Executive Officer, and at any time when the Chairman is not independent, the Board’s independent directors will elect an independent Lead Director.
We believe that it is important for the Board to continue to exercise its judgment on a case-by-case basis in determining the most effective leadership structure for us, rather than take a rigid approach, as called for by the shareholder proposal. We believe that the Company and its shareholders benefit from this flexibility, and that the directors are best positioned to lead this evaluation given their knowledge of our leadership team, strategic goals, opportunities and challenges.
As part of our company’s Chief Executive Officer transition in 2022, and to help ensure a successful and seamless transition, the Board determined that the Company’s shareholders are best served at this time by the separation of the Chief Executive Officer and Chairman positions. Effective as of August 1, 2022, N. Thomas Linebarger ended his term as Chief Executive Officer, continued serving as Chairman of the Board and transitioned to a role as Executive Chairman. Also, effective as of August 1, 2022, Jennifer W. Rumsey succeeded Mr. Linebarger as Chief Executive Officer and President. Thomas J. Lynch, an independent director appointed as the Board’s independent Lead Director by the independent directors of our Board at the company’s 2022 annual meeting of shareholders, continued to serve in such capacity.
Our Board recognizes and anticipates that circumstances may change such that a different structure may be warranted to support our company’s needs, and the Board periodically reviews and assesses its leadership structure.
We believe that our existing governance practices and the current leadership structure of our Board have served our shareholders well, have delivered significant value to shareholders and promote effective and independent Board oversight.
As a result of the successful execution of the company’s strategy over the past decade, Cummins is in a very strong financial position with strong credit ratings and liquidity and a proven track record of improving performance over successive cycles. The success of the company has been driven by a strong understanding of the industries in which we operate, a demonstrated capability to drive performance improvement over successive cycles and the vision to set the company on a path to further success in the face of changing industry dynamics.
There is no evidence to suggest that adopting a policy requiring separation of the roles of Chairman and Chief Executive Officer would improve our financial performance or otherwise benefit shareholders.
With the exception of Ms. Rumsey, our President and Chief Executive Officer, and Mr. Linebarger, our Chairman of the Board and Executive Chairman, the Board is composed entirely of independent directors. Independent directors make up 84.6% of the Board. As discussed under the heading “Other Information – Related-Party Transactions,” none of our directors were involved in any related party transactions in 2022, demonstrating that our Board’s decision-making was free from potential conflicts of interest.
Our Board’s meeting practices and leadership structure encourage independence. The independent directors meet at each regularly scheduled Board meeting in separate executive sessions without Ms. Rumsey and Mr. Linebarger present. These sessions are led by an independent Lead Director, currently Mr. Lynch, who is selected by and from the independent directors. In addition, our independent directors frequently travel, without the Chief Executive Officer or the Executive Chairman in attendance, to visit our operations and meet with our employees and other stakeholders. In addition, our Board is dedicated to attaining a balance of tenure and refreshment. We have added seven new directors to our Board since 2015, bringing new and diverse perspectives and adding to our Board’s mix of objectivity, skills and experience.
We have long been committed to having an independent Lead Director. The duties of the independent Lead Director are comprehensive and clearly delineated in our Corporate Governance Principles available on our Investor Relations site through www.cummins.com. Our independent Lead Director’s responsibilities include:
•
Serving as Chair of the Governance and Nominating Committee;

STATEMENT IN OPPOSITION	CUMMINS 2023 PROXY	83
•
Conferring with the Chairman on, and approving, Board meeting agendas and meeting schedules to assure there is sufficient time for discussion of all agenda items;

•
Calling and presiding over all meetings of the Board at which the Chairman is not present, including executive sessions of independent Directors and communicating feedback on executive session to the Chairman;

•
Leading the annual performance reviews of the Chief Executive Officer and the Board;

•
Ensuring that there is open communication between our independent Directors, the Chairman, the CEO and other management members;

•
Being available, when deemed appropriate by the Board, for consultation and direct communication with shareholders;

•
Reviewing, at his or her discretion, information to be sent to the Board; and

•
Conferring with the Chairman and CEO on other issues of corporate importance, as appropriate.

One of our longstanding governance practices is that all the members (including the chairs) of the Audit Committee, the Compensation Committee and the Governance and Nominating Committee are independent directors, nominated by the Governance and Nominating Committee. When coupled with the independent composition of our Board, this governance practice ensures that independent directors oversee all critical Board governance matters, such as the integrity of the company’s financial statements, compensation of our Chief Executive Officer and other members of senior management, and Board evaluation and selection of directors. The Board and each of its committees have unrestricted access to officers and employees of the company and have the authority to ask such questions and conduct investigations, and to retain legal, accounting, financial or other outside advisors, as they deem necessary or appropriate to fulfill their duties. In addition, the Board has long-established Corporate Governance Principles, which are available on our website.
A fixed, inflexible rule requiring the separation of our Chairman of the Board and Chief Executive Officer roles is not in the best interests of our shareholders.
We operate in a very competitive and fast-changing industry in which our Board must constantly assess industry change and disruption. Our Board is comprised of directors with diverse backgrounds, experience, perspectives and in-depth knowledge about the company. With this expertise, it is uniquely positioned to evaluate the company’s key challenges and needs, including the optimal Board leadership structure.
The Board believes that its current best leadership structure strikes an appropriate balance between strong and consistent executive leadership and independent and effective oversight of our company’s business at this time and that mandating a fixed and inflexible leadership structure for the company would unduly restrict the Board, would prevent the Board from determining the most appropriate leadership structure for the company and would hinder our Board’s effectiveness in guiding our company and representing the interests of the shareholders. Effective corporate governance requires more than just a mechanical, “one-size-fits-all” approach.
The proposal’s rigid and prescriptive approach to board leadership is not the practice of the majority of companies in the S&P 500.
The proposal confuses the existence of a separate Chairman and Chief Executive Officer among S&P 500 companies with the adoption of a policy mandating, in all circumstances, the separation and independence of a company’s Chairman. While a number of S&P 500 companies have separated the roles of Chief Executive Officer and Chairman, not all of those companies have adopted an inflexible policy mandating the separation of Chairman and Chief Executive Officer roles, no matter the situation. Furthermore, a majority of S&P 500 companies do not have a separate, independent Chairman. According to the 2022 Spencer Stuart Board Index, approximately 64% of companies in the S&P 500 do not have an independent Chairman. We believe that rather than taking a “one-size-fits-all” approach to board leadership, the Board’s fiduciary duties are best fulfilled by retaining flexibility to determine the leadership structure that serves the best interests of our company and shareholders, taking into account the company’s needs and circumstances at any given time.
Our Board routinely engages directly with shareholders, reinforcing Board and management accountability, and acts on our shareholders’ governance concerns that are expressed in these interactions.
The company has long maintained a robust engagement program in order for the Board to be fully informed on, and able to weigh carefully, the view of its shareholders before making critical decisions on governance topics. We believe that our existing corporate governance policies provide the appropriate balance between ensuring Board accountability to shareholders and enabling the Board to effectively oversee Cummins’ business and affairs for the long-term benefit of shareholders. In addition, over the past several years, our independent directors, along with our leadership team, have engaged in significant shareholder outreach with shareholders holding a significant percentage of outstanding shares. As a result of these interactions, we have taken the following corporate governance-related actions in recent years:
•
adopted proxy access;

•
adopted a unilateral right for shareholders to amend the company’s bylaws; and

•
lowered the threshold at which shareholders may call a special meeting.

Along with the oversight of our Lead Director, these changes to our governing documents provide shareholders with the ability to ensure that proper checks and balances exist.

84	CUMMINS 2023 PROXY	STATEMENT IN OPPOSITION
During these conversations, a majority of these shareholders, when asked, support our position of maintaining the flexibility for our Board to best determine our leadership structure.
The Board and our company are committed to the highest standards of corporate governance.
Our corporate governance practices and policies are described in the section of this proxy statement entitled “Corporate Governance.” As discussed in that section, we have had a longstanding commitment to good corporate governance. Our practices in the area of corporate responsibility have been recognized by various organizations. For example, we have been named one of the World’s Most Ethical Companies by the Ethisphere Institute for 16 consecutive years and we have been named to the S&P Dow Jones Indices of the World’s Most Sustainable Companies in 2021 and 2022 and to the Group’s North American Index for 16 consecutive years. In addition, we were named a top 100 company on Newsweek’s 2022 and 2023 lists of America’s Most Responsible Companies and to Barron’s 2022 list of America’s 100 Most Sustainable Publicly Held Companies.
Our shareholders rejected substantially identical proposals in 2013, 2015, 2019 and 2022.
In 2013, 2015, 2019 and 2022, our shareholders considered and rejected a proposal that would have required separate Chairman and Chief Executive Officer roles. The proposals, which sought a policy requiring our Chairman to be an independent director, were soundly defeated by our shareholders at our 2013 Annual Meeting with only 23.7% of our outstanding shares voting in favor of the proposal; at our 2015 Annual Meeting, with only 27.0% of our outstanding shares voting in favor of the proposal; at our 2019 Annual Meeting, with only 24.6% of our outstanding shares voting in favor of the proposal; and at our 2022 Annual Meeting, with only 28.1% of our outstanding shares voting in favor of the proposal. Since 2022, nothing has changed that would merit a different result.
Vote Required and Recommendation of the Board of Directors
The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting will be required to approve this proposal. Abstentions and broker non-votes will not affect the voting results for this proposal.
OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THIS PROPOSAL.

SHAREHOLDER PROPOSAL	CUMMINS 2023 PROXY	85
SHAREHOLDER PROPOSAL
(Item 18 on the Proxy Card)
The following proposal was submitted by As You Sow on behalf of Meyer Memorial Trust, PCR Children’s Tr FBO Ellen and The Woodcock Foundation and will be voted on at the Annual Meeting if it is properly presented. Our Board recommends that you vote AGAINST this Proposal. The proponents’ addresses and numbers of shares of common stock held may be obtained upon oral or written request to our Corporate Secretary.
In accordance with SEC rules, the following text of the proposal is presented exactly as it was submitted to our company.
WHEREAS:   The IPCC states that the window for limiting global warming to 1.5 degrees Celsius (“1.5oC”) to avoid the worst impacts of climate change is quickly narrowing. Immediate, sharp emissions reduction is required of all market sectors.1
In response to this growing material climate risk, the Climate Action 100+ initiative (“CA100+”), a coalition of over 700 investors with $60 trillion in assets, issued a Net Zero Benchmark (“Benchmark”) outlining metrics that create climate accountability for companies and transparency for shareholders. Expectations include setting a net zero ambition, adopting 1.5°C aligned reduction goals across all relevant emission scopes, and establishing executive compensation metrics for achieving emissions reduction targets.2
As a global leader in engine manufacturing and components for heavy industrial vehicles, Cummins Inc. (“Cummins”) is included on the CA100+ list of the world’s largest corporate greenhouse gas emitters. Companies in the transportation sector are particularly vulnerable to climate risk as this sector was responsible for 37% of global greenhouse gas emissions in 2021.3
Cummins has set a goal to reduce its Scope 3 use-of-product emissions, which represent 99% of the Company’s value chain emissions, by 25% by 2030 (from a 2018 baseline), a goal significantly below that necessary to align with the 1.5°C Paris goal and the CA100+ Benchmark. Cummins is not on track to achieve even this limited goal. From 2018 to 2021, Cummins’ use-of-product emissions have increased 6 percent.4
Cummins has also failed to meet the CA100+ Net Zero Benchmark indicators for climate-related executive compensation metrics.5 Cummins’ compensation structure does not currently link greenhouse gas emissions reduction to executive compensation.6 In fact, Cummins received an “F” grade on a recent report assessing Company Chief Executive Officer (CEO) compensation linkage to climate performance.7
Linking executive compensation to achieving 1.5°C aligned emissions reductions will incentivize leadership to prioritize climate performance while providing board oversight on this important issue. By tying CEO pay to 1.5°C aligned emissions reduction targets across its value chain, Cummins can assure investors it is adequately planning for long-term value creation and managing climate risk.
RESOLVED:   Shareholders request the Board disclose a plan, at reasonable expense and excluding confidential information, to link executive compensation to 1.5°C aligned greenhouse gas emissions reductions across the company’s value chain, including Scope 1, 2, and 3 greenhouse gas emissions.

1
https://report.ipcc.ch/ar6wg3/pdf/IPCC_AR6_WGIII_FinalDraft_FullReport.pdf

2
https://www.climateaction100.org/net-zero-company-benchmark/methodology/

3
https://www.iea.org/topics/transport

4
https://www.cdp.net/

5
https://www.climateaction100.org/company/cummins-inc/

6
https://investor.cummins.com/sec-filings/all-sec-filings/content/0001104659-22-038414/0001104659-22-038414.pdf

7
https://www.asyousow.org/report-page/2022-pay-for-climate-performance

86	CUMMINS 2023 PROXY	SHAREHOLDER PROPOSAL
SUPPORTING STATEMENT:   Proponents suggest the Board assess and disclose the benefits to the company of:
•
Linking executive compensation to emission reductions across the Company’s full value chain;

•
Linking compensation to a: (1) standalone, (2) quantitative emissions reduction metric, (3) that is not a de minimis portion of total pay;

•
Including emission reductions in the long-term incentive plan, preferably as performance share units;

•
Annually reporting progress towards meeting emissions reduction compensation goals;

•
Other information the Board deems appropriate.

STATEMENT IN OPPOSITION	CUMMINS 2023 PROXY	87
STATEMENT IN OPPOSITION
Our Board of Directors recommends that shareholders vote AGAINST this shareholder proposal for the following reasons:
We believe that the prescriptive approach of this proposal is not in the best interest of the Company and its shareholders at this time, particularly in light of the actions Cummins is already taking to address climate change and sustainability.
Cummins is committed to doing our part to address climate change and air emissions, using natural resources in the most sustainable way, and improving communities as demonstrated by the launch of PLANET 2050 in 2019. The Cummins environmental sustainability strategy set quantifiable goals for 2030 along with visionary longer-term aspirations. By 2050, Cummins’ aspirational targets include carbon neutrality. Working with the Science Based Target initiative (“SBTi”), Cummins established two science-based targets for climate change which encompass facilities and operations (scope 1 and 2) and products (scope 3). Cummins publicly reports on progress to these 2030 goals – to reduce absolute greenhouse gas (GHG) emissions from facilities and operations by 50% and reduce scope 3 absolute lifetime GHG emissions from newly sold products by 25% – as well as the other seven PLANET 2050 goals through multiple reporting frameworks and its annual Sustainability Progress Report. In 2022, Cummins launched Destination Zero, which is our strategy to accelerate efforts to reduce GHG emissions and air quality impacts of our products in a way that is best for our customers and all stakeholders. We recognize the importance of addressing climate change, and we have taken a number of steps on our journey towards creating a more sustainable future for our company. Over the past several years, Cummins has acted to increase the understanding and management of the complicated factors impacting climate-related matters, as well as show meaningful outcomes that demonstrate our commitment to addressing them.
While we are committed to furthering our sustainability efforts, our core values guide how we approach fulfilling that commitment. As such, we believe it would be irresponsible to commit to the proponent’s requested actions before completing the necessary foundational steps, many of which were underway before we received the proponent’s proposal.
To learn more about the company’s sustainability efforts, go to the company’s ESG web page at https://www.cummins.com/company/esg.
We believe that our Talent Management and Compensation Committee, which is comprised entirely of independent directors, is best positioned to design and implement executive compensation arrangements that will promote Cummins’ goals and create long-term shareholder value.
This proposal unduly interferes with the operations of our Talent Management and Compensation Committee, which requires flexibility to determine the appropriate metrics for our executive compensation program. Our shareholders’ interests are best served by maintaining the Committee’s flexibility to determine the metrics that are best suited to drive environmental progress in parallel with sustainable, long-term growth. As such, we do not believe it is in the company’s or our shareholders’ best interests to commit to the actions in the proposal at this time, and we recommend that our shareholders vote against this proposal.
Vote Required and Recommendation of the Board of Directors
The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting will be required to approve this proposal. Abstentions and broker non-votes will not affect the voting results for this proposal.
OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THIS PROPOSAL.

88	CUMMINS 2023 PROXY	STOCK OWNERSHIP OF DIRECTORS, MANAGEMENT AND OTHERS
STOCK OWNERSHIP OF DIRECTORS, MANAGEMENT AND
OTHERS
The following table sets forth information with respect to the beneficial ownership of our Common Stock as of March 7, 2023 by:
•
Each current director and director nominee;

•
Each executive officer appearing in the Summary Compensation Table;

•
All directors and executive officers as a group; and

•
Any person who is known by us to beneficially own more than 5% of the outstanding shares of our Common Stock based on our review of the reports regarding ownership filed with the SEC.

Beneficial ownership is determined in accordance with the rules of the SEC and includes any shares over which a person exercises sole or shared voting or investment power. Under these rules, beneficial ownership also includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days of March 7, 2023 through the exercise of any stock option or other right. Shares subject to stock options or other rights are deemed to be outstanding for the purpose of computing the ownership percentage of the person beneficially holding these stock option or other rights, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person. Except as otherwise indicated, the address of each beneficial owner is Cummins Inc., 301 East Market Street, Indianapolis, Indiana 46204.
Name	Amount and Nature of Beneficial Ownership(1)	Percent of Class
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	13,205,088(2)	9.4%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	11,572,098(3)	8.2%
Sharon Barner	56,402(4)	*
Gary L. Belske	828	*
Robert J. Bernhard	16,960	*
Bruno V. Di Leo	7,431	*
Stephen B. Dobbs	12,206	*
Tracy A. Embree	33,602(5)	*
Carla A. Harris	1,457	*
Robert K. Herdman	17,862	*
N. Thomas Linebarger	760,170(6)	*
Thomas J. Lynch	9,664	*
William I. Miller	55,121(7)	*
Georgia R. Nelson	21,742	*
Kimberly A. Nelson	3,342(8)	*
Karen H. Quintos	5,533(9)	*
Jennifer W. Rumsey	74,835(10)	*
Tony L. Satterthwaite	182,725(11)	*
Mark A. Smith	75,663(12)	*
All directors and executive officers as a group, a total of 31 persons	1,587,874(13)

*
Less than 1%.

(1)
Except as otherwise indicated, the voting and investment powers of the shares listed are held solely by the reported owner.

STOCK OWNERSHIP OF DIRECTORS, MANAGEMENT AND OTHERS	CUMMINS 2023 PROXY	89
(2)
The source of this information is a Schedule 13G/A filed February 9, 2023 with the SEC disclosing beneficial ownership of our Common Stock by The Vanguard Group and its related companies. The Vanguard Group and its related companies stated in their Schedule 13G/A that they have sole dispositive power for 12,629,716 shares, shared dispositive power for 575,372 shares, sole voting power for none of the shares and shared voting power for 190,875 shares.

(3)
The source of this information is a Schedule 13G/A filed February 7, 2023 with the SEC disclosing beneficial ownership of our Common Stock by BlackRock, Inc. and its related companies. BlackRock, Inc. and its related companies stated in their Schedule 13G/A that they have sole dispositive power for all of the shares and sole voting power for 10,185,647 shares.

(4)
Includes 38,528 shares that may be purchased upon the exercise of vested stock options within 60 days of March 7, 2023.

(5)
Includes 47 shares owned by Ms. Embree’s 401(k) plan and 13,320 shares that may be purchased upon the exercise of vested stock options within 60 days of March 7, 2023.

(6)
Includes 240 shares held by Mr. Linebarger’s spouse 9,046 shares owned by Mr. Linebarger’s 401(k) plan, 43,859 shares owned by Mr. Linebarger’s children and 578,930 shares that may be purchased upon the exercise of vested stock options within 60 days of March 7, 2023.

(7)
Includes 167 shares owned by Mr. Miller’s child.

(8)
Includes 82 shares held by Ms. Nelson’s spouse, 600 shares owned by the 2013 Family Trust and 400 shares owned by Ms. Nelson’s spouse via the 2015 Family Trust..

(9)
Includes 928 shares held by Trust.

(10)
Includes 1,420 shares held by Ms. Rumsey’s 401(k) plan, 11,373 shares held by Trust and 59,675 shares that may be purchased upon the exercise of vested stock options within 60 days of March 7, 2023.

(11)
Includes 2,302 shares held by Mr. Satterthwaite’s 401(k) plan and 111,090 shares that may be purchased upon the exercise of vested stock options within 60 days of March 7, 2023.

(12)
Includes 61,540 shares that may be purchased upon the exercise of vested stock options within 60 days of March 7, 2023.

(13)
Includes 1,587,874 shares that may be purchased upon the exercise of vested stock options within 60 days of March 7, 2023.

90	CUMMINS 2023 PROXY	OTHER BUSINESS
OTHER BUSINESS
Our Board does not know of any business to be presented for action at the Annual Meeting other than that set forth in the Notice of Annual Meeting of Shareholders as reflected in Items 1 through 18 on the proxy card, and as referenced in this proxy statement. Under the terms of our by-laws, moreover, since the deadline for notice of additional business has passed, no additional business may be presented by shareholders for action at the Annual Meeting.
OTHER INFORMATION
RELATED-PARTY TRANSACTIONS
Our company, together with our subsidiaries and affiliates, is a global company with extensive operations in the U.S. and many foreign countries. We have thousands of employees with widespread authority to purchase goods and services. Because of these far-reaching activities, we encounter transactions and business arrangements with persons, businesses and other organizations in which one of our directors, executive officers or nominees for director, significant investors or their immediate families, may also be a director, executive officer, or have some other direct or indirect material interest. Such transactions and arrangements, which we refer to as related-party transactions, have the potential to create actual or perceived conflicts of interest.
As a result, the Audit Committee of our Board has established, and our Board has approved, a written policy and procedures for review and approval of any related-party transactions or proposed transactions where the amount involved in any year exceeds or will exceed $120,000. These procedures require that, in deciding whether to approve such a related-party transaction involving a director, director nominee, executive officer, holder of more than five percent of our Common Stock or their immediate family members, the Audit Committee must consider, among other factors:
•
Information about the goods and services to be or being provided by or to the related party;

•
The nature of the transaction and the costs to be incurred by us or payments to us;

•
An analysis of the costs and benefits associated with the transaction;

•
The business advantage we would gain by engaging in the transaction; and

•
An analysis of the significance of the transaction to us and the related party.

To receive Audit Committee approval, a related party transaction must be on terms that are believed to be fair and reasonable to us. Our policy requires that there be a business or corporate interest supporting the transaction and that the transaction be in the best interest of us and our shareholders.
Based on information known to us, we believe there were no transactions during 2022 in which we were or are to be a participant in which the amount involved exceeded or will exceed $120,000, and in which any director, director nominee, executive officer, holder of more than five percent of our Common Stock at the time of the transaction or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of our Common Stock, to file reports of ownership and changes in ownership of such securities with the SEC and the NYSE. Copies of these reports must also be furnished to us. Based solely upon a review of the copies of the forms filed under Section 16(a) and furnished to us, written representations from reporting persons after inquiry, and forms filed by us on the reporting person’s behalf, we believe that all filing requirements under Section 16(a) applicable to our executive officers and directors were complied with during 2022, except that a Form 3 was filed for Jeffrey Wiltrout on January 31, 2022 to report his initial beneficial ownership of our company’s securities as of January 15, 2022, and a Form 4 was filed for Tony Satterthwaite on August 30, 2022 to report a sale of stock in a 401(k) plan that occurred on August 25, 2022.

OTHER BUSINESS	CUMMINS 2023 PROXY	91
SHAREHOLDER PROPOSALS
Shareholders may submit proposals to be considered for shareholder action at our 2024 annual meeting of shareholders and inclusion in our proxy statement and proxy card if they do so in accordance with the appropriate regulations of the SEC. For such proposals to be considered for inclusion in our proxy statement and form of proxy card for our 2024 annual meeting of shareholders, they must be received by our Secretary no later than November 28, 2023.
If a shareholder desires to bring proper business before an annual meeting of shareholders which is not the subject of a proposal timely submitted for inclusion in our proxy statement and form of proxy as described above, the shareholder must follow procedures outlined in our by-laws. Pursuant to our by-laws, a shareholder may bring business to be considered at the annual meeting, provided that the shareholder (i) is a shareholder of record at the time of giving notice to us of the of the business and is entitled to vote at the annual meeting where the business will be considered, and (ii) complies with the applicable notice procedures set forth in our by-laws. Our by-laws provide that, in the case of business other than the election of directors, the shareholder bringing the business must deliver written notice of the business to our Secretary no later than 90 days preceding the date the meeting is scheduled to occur in the notice of such meeting first given to shareholders, which we refer to as the “originally scheduled date,” unless such date is earlier than the first anniversary of the date set forth in our first mailed definitive proxy materials for the prior year’s annual meeting, in which case written notice of the proposal must be delivered not later than the close of business on the 10th day following the first public disclosure of the earlier date.
In order for shareholders to give timely notice of director nominations at our 2024 annual meeting of shareholders for inclusion on a universal proxy card under Rule 14a-19 of the Exchange Act, notice must be submitted by the same deadline as disclosed above under the procedures for Shareholder director candidate recommendations set forth in our by-laws and must also include the information in the notice required by our by-laws and by Rule 14a-19.
Each required notice must contain certain information, including information about the shareholder, as prescribed by the by-laws.
EXPENSES OF SOLICITATION
The cost of this proxy solicitation will be borne by us. We will solicit proxies by mailing proxy materials to certain shareholders and a Notice of Internet Availability of Proxy Materials to all other shareholders; for shareholders that do not receive the full proxy materials, printed copies will be sent upon request as provided below and as provided in the Notice of Internet Availability of Proxy Materials.
We have retained Morrow Sodali Global LLC, 470 West Avenue, Stamford, Connecticut 06902, to assist us in the solicitation of proxies for a fee not to exceed $10,000 plus expenses. Proxies may also be solicited by mail, telephone, e-mail or fax by our directors, officers and employees who will not be separately compensated for such services. Banks, brokerage houses and other institutions, nominees or fiduciaries will be reimbursed for their reasonable expenses incurred in forwarding proxy materials to the beneficial owners of our Common Stock upon request.
DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS
Pursuant to the rules of the SEC, services that deliver our communications to shareholders that hold their stock through a bank, broker or other holder of record may deliver to multiple shareholders sharing the same address a single copy of our Notice of Internet availability of Proxy Materials and, as applicable, a printed version of our annual report to shareholders and this proxy statement. Upon oral or written request, we will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials, annual report to shareholders and/or proxy statement to any shareholder at a shared address to which a single copy of the document was delivered.
Shareholders sharing an address may also request delivery in the future of a single copy of a Notice of Internet Availability of Proxy Materials, annual report to shareholders and/or proxy statement if they are currently receiving multiple copies of such documents. Shareholders may notify us of their requests by calling or writing to our Secretary at (317) 610-2500 or Cummins Inc., 301 East Market Street, Indianapolis, Indiana 46204.
March 27, 2023
We will furnish to any shareholder, without charge, a copy of our Annual Report on Form 10-K. You may also obtain a copy of the Form 10-K by writing to Sharon R. Barner, Secretary, Cummins Inc., 301 East Market Street, Indianapolis, Indiana 46204 or on our website at www.cummins.com.

CUMMINS 2023 PROXY	APPENDIX A
APPENDIX A
Reconciliations of GAAP to Non-GAAP Financial Measures
EARNINGS BEFORE INTEREST, INCOME TAXES, DEPRECIATION AND AMORTIZATION AND NONCONTROLLING INTERESTS
We define EBITDA as earnings before interest expense, income tax expense, depreciation and amortization and noncontrolling interests in income of consolidated subsidiaries. We use EBITDA to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs. We believe EBITDA is a useful measure of our operating performance as it assists investors and debt holders in comparing our performance on a consistent basis without regard to financing methods, capital structure, income taxes or depreciation and amortization methods, which can vary significantly depending upon many factors. This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States and may not be consistent with measures used by other companies. It should be considered supplemental data.
2022 & 2021 EBITDA
	Years Ended
In Millions	December 31, 2022	December 31, 2021
Net income attributable to Cummins Inc.	$2,151	$2,131
Net income attributable to noncontrolling interests	32	33
Consolidated net income	2,183	2,164
Income tax expense	636	587
Income before taxes	2,819	2,751
Interest expense	199	111
EBIT	3,018	2,862
Depreciation and amortization	781	659
EBITDA	$3,799	$3,521

APPENDIX A	CUMMINS 2023 PROXY
2022 & 2021 Net Operating Profit After Taxes
	Years Ended
In Millions	December 31, 2022	December 31, 2021
Net income attributable to Cummins Inc.	$2,151	$2,131
Net income attributable to non controlling interests	32	33
Consolidated net income	2,183	2,164
Income tax expense	636	587
Income before taxes	2,819	2,751
Interest expense	199	111
EBIT	3,018	2,862
Less: Tax effect on EBIT	664	610
Net operating profit after taxes used for return on invested capital calculation (ROIC)	$2,354	$2,252
2022-2020 Net Assets
In Millions	December 31, 2022	December 31, 2021	December 31, 2020
Total Assets	$30,299	$23,710	$22,624
Less: Deferred debt costs	4	4	3
Less: Deferred tax assets	625	428	479
Less: Pension and other postretirement benefit adjustments exlcuded from net assets	832	966	67
Less: Liabilities deducted in arriving at net assets	11,270	9,486	8,947
Total net assets	17,568	12,826	13,128
Less: Cash, cash equivalents and marketable securities	2,573	3,187	3,862
Net assets for operating segments	$14,995	$9,639	$9,266
2022-2020 Invested Capital
In Millions	December 31, 2022	December 31, 2021	December 31, 2020
Total equity	$9,967	$9,035	$8,989
Less: Defined benefit postretirement plans	(426)	(346)	(735)
Equity used for return on invested capital calculation (ROIC)	10,393	9,381	9,724
Loans payable	210	208	169
Commercial paper	2,574	313	323
Current maturities of long-term debt	573	59	62
Long-term debt	4,498	3,579	3,610
Invested capital used for return on invested capital calculation (ROIC)	$18,248	$13,540	$13,888
2022 Revenue
In Billions	December 31, 2022
Total Revenue	$28.1
Less: Mertior revenue	$(1.9)
Revenue Excluding Meritor	$26.2

CUMMINS 2023 PROXY	APPENDIX B
APPENDIX B
This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.
CUMMINS INC.
EMPLOYEE STOCK PURCHASE PLAN
Shares of Common Stock
(Par Value $2.50 Per Share)
of Cummins Inc.
This document contains information regarding the Cummins Inc. Employee Stock Purchase Plan and the Common Stock of Cummins Inc. that has been or is to be offered to eligible employees of Cummins Inc. and its subsidiaries under the terms of the Employee Stock Purchase Plan.
Our common stock is traded on the New York Stock Exchange under the symbol “CMI.”
You should consider carefully the information under the caption “Risk Factors” in our most recent Annual Report on Form 10-K.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
Dated as of May 9, 2023

APPENDIX B	CUMMINS 2023 PROXY

CUMMINS 2023 PROXY	APPENDIX B

APPENDIX B	CUMMINS 2023 PROXY	1
ARTICLE I
GENERAL PROVISIONS
Section 1.01.   Restatement.   Cummins Inc. (“Cummins”) established the Cummins Inc. Employee Stock Purchase Plan (“Plan”), effective November 1, 1998. Cummins restated the Plan, subject to shareholder approval, effective as of May 14, 2019, and again amended the Plan effective January 1, 2020. The Plan is being amended and restated effective as of the date of its approval by Cummins’ shareholders at Cummins’ 2023 annual meeting of shareholders.
Section 1.02.   Purpose. The purpose of the Plan is to allow eligible employees of Cummins and its subsidiaries and affiliates (“Employer”) to purchase shares of Cummins common stock and receive a matching employer contribution. The Plan is not intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code.
ARTICLE II
DEFINED TERMS AND RULES OF CONSTRUCTION
Section 2.01.   Definitions.   For purposes of the Plan, the following terms, when capitalized, have the meanings set out below:
(a)   “Account” means, with respect to a Participant, the account established by the Administrator for the Participant pursuant to Section 4.01.
(b)   “Administrator” means Morgan Stanley Smith Barney or such other administrator as Cummins, in its discretion, may designate.
(c)   “Applicable Form” means the form designated and provided by the Employer or Administrator for making an election or providing a notice required by the Plan. To the extent permitted by applicable law, the Employer or Administrator may prescribe an oral, electronic, or telephonic form in lieu of or in addition to a paper form.
(d)   “Base Pay” means, with respect to a Participant, his base salary or hourly wages and includes commission and earnings that are paid in lieu of base salary or hourly wages, such as vacation or holiday pay. Base Pay excludes allowances, incentive pay, bonuses, reimbursed expenses, overtime pay, deferred compensation, fringe benefits, and other similar forms of payment, unless otherwise determined by Cummins.
(e)   “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.
(f)   “Commission” means the United States Securities and Exchange Commission.
(g)   “Common Stock” means the common stock of Cummins.
(h)   “Cummins” means Cummins Inc.
(i)   “Eligible Employee” means a permanent Employee who, in the judgment of Cummins, (i) is employed at a work location having sufficient payroll system capabilities to support the Plan and (ii) if such individual is a citizen or resident of a non-U.S. jurisdiction, is able to participate in the Plan without violating (or causing the Employer to violate) any applicable law or regulation. For purposes of this definition, a “permanent” Employee includes any Employee whom Cummins designates as “permanent,” regardless of the Employee’s classification in Cummins’ payroll or human resources information systems.
(j)   “Employee” means a common law employee of an Employer, excluding, however, any person paid through the payroll of an unrelated third party, even if such person is determined to be a common law employee of an Employer.
(k)   “Employer” means Cummins and its designated subsidiaries and other affiliates.
(l)   “Employer Contribution” means, with respect to a Participant for a month, a contribution from the Employer in a total amount sufficient to result in the Participant receiving the specified discount (as determined pursuant to the next sentence) on the Plan Shares purchased for the Participant on the Purchase Date occurring in the next following month. The specified discount shall be a percentage from 0% to 20% determined by Cummins and communicated to Participants; provided, however, Cummins may, in its sole discretion, change or eliminate the specified discount by providing at least 30 days’ written notice of the change to Participants. Notwithstanding any other provision of the Plan, the aggregate amount of Employer Contributions in any calendar year shall not exceed $30,000,000. If Employer Contributions are limited in any year pursuant to the preceding sentence, the allocation of the limited Employer Contributions in such year shall be determined by Cummins in its sole discretion.
(m)   “Participant” means a current or past Eligible Employee who has become a Participant pursuant to Section 3.03 and who has not ceased to be a Participant pursuant to Section 3.04.

2	CUMMINS 2023 PROXY	APPENDIX B
(n)   “Plan” means the Cummins Inc. Employee Stock Purchase Plan, as set out herein, as amended from time to time.
(o)   “Plan Shares” means shares of Common Stock.
(p)   “Purchase Date” means the fifth day of a month for U.S. participants and the tenth day of a month for all other participants, or, if in either case the principal exchange on which shares of Common Stock are sold is not open on such date, the immediately preceding business day on which such exchange is open.
Section 2.02.   Rules of Interpretation and Governing Law.   The following rules shall be applied in interpreting the Plan:
(a)   The Plan shall be interpreted, enforced, and administered and the validity thereof determined in accordance with the internal laws of the State of Indiana without regard to conflict of law principles and the following rules.
(b)   Words used in the masculine gender shall be construed to include the feminine gender, where appropriate, and words used in the singular or plural shall be construed as being in the plural or singular, where appropriate.
(c)   The headings and subheadings in the Plan are inserted for convenience of reference only and are not to be considered in the interpretation of any provision of the Plan.
(d)   If any provision of the Plan shall be held to be illegal or invalid for any reason, that provision shall be deemed to be null and void, but the invalidation of that provision shall not otherwise impair or affect the Plan.
ARTICLE III
ELIGIBILITY AND PARTICIPATION
Section 3.01.   Eligibility.   Only Eligible Employees may participate in the Plan.
Section 3.02.   Participation.   To become a Participant, an Eligible Employee must submit to his Employer or the Administrator, as directed, all Applicable Forms (hard copy or electronic) required for participation, including one or more forms (i) authorizing his Employer to withhold payroll deductions to be used for the purchase of Common Stock pursuant to the Plan and (ii) an investment authorization form authorizing his Employer and/or the Administrator to act as his agent for the purposes described therein.
Section 3.03.   Effective Date of Participation.   An Employee shall become a Participant, effective as of the first available payroll date occurring after he has satisfied the requirements of Section 3.02.
Section 3.04.   End of Participation.   A Participant shall cease to be such upon his request to withdraw from the Plan. A Participant may terminate his or her participation in the Plan at any time by providing notice to his Employer. A Participant’s participation also shall cease if the Participant is no longer an Eligible Employee
ARTICLE IV
ACCOUNTS, CONTRIBUTIONS, AND PURCHASES
Section 4.01.   Accounts.   The Administrator shall establish an Account for each Participant as that Participant’s agent.
Section 4.02.   Payroll Deduction Contributions.   As a condition of participation, an Eligible Employee must elect on an Applicable Form to have a percentage of his Base Pay withheld from his cash compensation to be used for the purchase of shares of Common Stock pursuant to the Plan. The minimum payroll deduction contribution shall be 1% of Base Pay, and the maximum contribution 15% of Base Pay; provided, however, Cummins may, in its sole discretion, change the minimum and/or maximum contribution amount at any time. A Participant may change his elected payroll deduction contributions at any time by submitting a request to his Employer or the Administrator, as directed, in which case his new election will become effective as soon as administratively feasible after it is received. The Employer shall forward amounts to be used to purchase Plan Shares to the Administrator prior to the time of such purchase.
Section 4.03.   Employer Contributions.   The Employer shall forward the required Employer Contributions allocated for each Participant on account of his payroll deduction contributions to the Administrator prior to the time of purchase of the Plan Shares.
Section 4.04.   Credits to Accounts.   Contributions for a Participant shall be credited to a Participant’s Account when received by the Administrator. In addition, unless otherwise elected by the Participant, cash dividends on Plan Shares allocated to his Account shall be credited to his Account at the time such dividends are paid. Any stock dividends or shares received as a result of a stock split on any Plan Shares credited to a Participant’s Account shall be credited to the Participant’s Account when received by the Administrator.

APPENDIX B	CUMMINS 2023 PROXY	3
Section 4.05.   Application of Cash.   All payroll deductions received or held by the Employer under the Plan may be used by the Employer for any corporate purpose, and the Employer is not obligated to segregate such payroll deductions or contributions. Until Plan Shares are issued, Participants will only have the rights of an unsecured creditor.
ARTICLE V
PURCHASE AND SALE OF PLAN SHARES
Section 5.01.   Purchase of Plan Shares.   The Administrator shall purchase Plan Shares in negotiated transactions or on any securities exchange or other securities trading facility on which Common Stock is traded. The purchases shall be on terms as to price, delivery, and other matters, and shall be executed through those brokers or dealers, as the Administrator may determine. Under certain circumstances, observance of the rules and regulations of the Commission or applicable securities exchange or other securities trading facility may require temporary suspension of purchases by the Administrator or may require that a purchase be spread over a longer period than indicated in Section 4.05. In that event, purchases shall be made or resumed when permitted by the rules and regulations of the Commission or applicable securities exchange or other securities trading facility; and the Administrator shall not be accountable for its inability to make all purchases within the applicable period. If any Commission, securities exchange, or other securities trading facility suspension of trading in Common Stock remains effective for 90 consecutive days, the Administrator shall remit promptly after the end of such period (i) to the Participant, all cash credited to the Participant’s Account other than the Employer Contributions attributable to the Participant’s payroll deductions and cash dividends paid on Plan Shares credited to the Participant’s Account and (ii) to the Employer, any Employer Contribution credited to the Participant’s Account.
Section 5.02.   Certificates or Book Entries for Plan Shares.   The Administrator shall hold the Plan Shares of all Participants in its name or in the name of its nominee evidenced by appropriate book entry. No book entry shall be made in Participant’s name unless and until his Account is terminated.
Section 5.03.   Sale of Plan Shares.   A Participant may request that the Administrator sell all or any part of his Plan Shares at any time. A Participant who wishes to sell any part of his Plan Shares may do so by providing notice to the Administrator on an Applicable Form. Upon receipt of the notice, the Administrator, as the Participant’s agent, shall sell the number of Plan Shares specified in the Participant’s notice within five business days after receiving the Participant’s notice of instruction to sell and shall deliver to the Participant the proceeds of the sale, less a handling charge, brokerage commissions, and other costs of sale. Whole and fractional shares may be aggregated and sold with those of other Participants, in which case the proceeds for each Participant shall be based on the average sales price of all shares aggregated and sold. Any sale may, but need not, be made by purchase for other Accounts, in which case the price shall be the mean of the high and low selling price of Common Stock as reported by the principal stock exchange on which the stock is traded on the date on which the Administrator receives notice of the Participant’s notice of instruction to sell, or, if the stock is not traded on such date, the mean on the next prior date on which the Common Stock was so traded. Any fractional shares that are not sold shall be paid for in cash at a price equal to the mean of the high and low selling prices of Common Stock as reported by the principal stock exchange on which Common Stock is traded on the date on which the Administrator receives notice of the Participant’s notice of instruction to sell or, if the stock is not traded on such date, the mean on the next prior date on which the Common Stock was so traded..
ARTICLE VI
VOTING AND TENDER OF PLAN SHARES
Section 6.01.   Voting of Plan Shares.   The Administrator shall vote Plan Shares credited to a Participant’s Account as instructed by the Participant on an Applicable Form provided to the Administrator at least five days (or such shorter period as the law may require) before the meeting at which such Plan Shares are to be voted. The Administrator shall not vote Plan Shares for which no instructions have been received.
Section 6.02.   Tender or Exchange Offer.   If a tender offer or exchange offer for the Common Stock is initiated, the Administrator, upon receipt of information with respect thereto as the holder of record of the Plan Shares, shall either (i) forward, or provide for forwarding, to each Participant, the information provided by the offeror to holders of record of Common Stock or (ii) provide to the offeror the name and mailing address of each Participant, as reflected on the records of the Administrator, with instructions to mail such material to each Participant. The Administrator shall tender all or part of a Participant’s Plan Shares in response to written instructions from the Participant in such form as the Administrator may reasonably require and only if such instructions are received by the Administrator at least five days (or such shorter period as may be required by law) before termination of the offer. Unless the Administrator has received instructions in accordance with the previous sentence, it will not tender a Participant’s Plan Shares. Except to the extent that disclosure is required to tender Plan Shares pursuant to proper written instructions, the Administrator shall maintain the confidentiality of a Participant’s election to tender or not tender Plan Shares.
ARTICLE VII
PLAN EXPENSES
Section 7.01.   Expenses.   Cummins shall pay the service charges, brokerage, costs of mailing and other charges incurred in connection with the purchase of Plan Shares. The cost of selling Plan Shares shall be borne by Participants, as provided herein.

4	CUMMINS 2023 PROXY	APPENDIX B
ARTICLE VIII
AMENDMENT AND TERMINATION
Section 8.01.   Amendment.   Cummins may, in its sole discretion, amend this Plan at any time; provided, however, except as required by law, no amendment shall be retroactive, nor shall any amendment deprive any Participant of amounts credited to his Account.
Section 8.02.   Termination.   Cummins may, in its sole discretion, terminate the Plan at any time. If Cummins does not earlier terminate the Plan, it shall terminate automatically on the tenth anniversary of its approval by Cummins’ shareholders.
ARTICLE IX
MISCELLANEOUS PROVISIONS
Section 9.01.   Non-U.S. Participation.   Notwithstanding any provision to the contrary in this Plan, Cummins may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the U.S. Without limiting the generality of the foregoing, Cummins specifically is authorized to adopt rules, procedures and sub-plans regarding, without limitation, eligibility to participate, the definition of Base Pay, handling of payroll deductions, making of contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold payroll deductions, payment of interest on amounts held pending the purchase of Shares, conversion of local currency, obligations to pay payroll tax, determination of beneficiary-designation requirements, withholding procedures and handling of Plan Share issuances, which may vary according to local requirements.
Section 9.02.   Statements.   The Administrator shall provide or make available to Participants periodic statements summarizing the transactions in the Participant’s Account since the most recent available statement.
Section 9.03.   Tax Matters.   Each Participant is responsible for all taxes (whether local, state or federal) due because of Employer Contributions, the payment of a dividend, or the sale of Plan Shares credited to his Account. Prior to the time that any federal, state, or any other tax liability becomes payable by the Employer with respect to Employer Contributions or Plan Shares as a result of participation in the Plan to any authority, national insurance, social security, payment-on-account or other taxing authority, including any liability of the Participant to pay an employer tax or social insurance contribution obligation, the affected Participant shall make adequate provision for payment of such taxes. At any time, the Employer may, but is not obligated to, withhold from the Participant’s compensation the amount necessary for the Employer to meet applicable withholding obligations, including any withholding required to make available to the Employer any tax deductions or benefits attributable to sale or early disposition of Plan Shares by the Participant. In addition, the Employer may withhold from the proceeds of the sale of Plan Shares (i) a sufficient whole number of Plan Shares otherwise issuable following purchase having an aggregate fair market value equal to the applicable withholding obligations or (ii) by any other means set forth in the Applicable Form. Where necessary to avoid negative accounting treatment, the Employer will withhold taxes at the applicable statutory minimum withholding rates. The Administrator shall timely prepare and forward to the United States Internal Revenue Service, the appropriate state and local authorities, and Participants the information returns required by the Code and applicable state or local statutes. All Employer Contributions shall constitute taxable income to the Participant to whose Account they are credited and shall be reported to the applicable taxing authority. ‘
Section 9.04.   Limitation on the Employers’ and the Administrator’s Liability.   The Employers and the Administrator shall not be liable for any action that is in compliance with the terms and conditions of this Plan taken or omitted in good faith, including without limitation, any claim of liability:
(a)   Arising out of failure to terminate a Participant’s Account upon the Participant’s death or otherwise before the receipt of written notice of the event causing termination, accompanied by documentation deemed satisfactory by the Administrator;
(b)   With respect to the prices at which Plan Shares are purchased or sold for a Participant’s Account and the timing and terms on which the purchase or sale is made; or
(c)   For the market value, or any fluctuation in the market value, after purchase or sale of Plan Shares for a Participant’s Account.
Section 9.05.   Transfer; Assignment.   Except as is expressly provided in this Plan, no Participant may sell, pledge, hypothecate, or otherwise assign or transfer his Account, any interest in his Account, or any cash or stock credited to his Account. Any attempt to sell, pledge, hypothecate, assign, or transfer his Account, any interest in his Account, or any cash or stock credited to his Account shall be void.

APPENDIX B	CUMMINS 2023 PROXY	5
OTHER INFORMATION
1.
This document serves as the Plan and the prospectus for the Plan.

2.
The Plan is not required to be qualified under Section 401(a) of the Internal Revenue Code of 1986 and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, commonly known as ERISA.

3.
Cummins files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934. The SEC maintains a website that contains reports, proxy statements and other information regarding issuers who file electronically with the SEC. The address of that website is www.sec.gov. Investors may also consult Cummins’s website for more information about Cummins. Cummins’s website is www.cummins.com. Information included on these websites is not incorporated by reference herein.

4.
Cummins has filed a Registration Statement on Form S-8 under the Securities Act of 1933 with the SEC covering the Plan Shares being offered and sold under the Plan. This document contains some information concerning the company, the Plan Shares and the Plan, but does not contain all of the information set forth in the Registration Statement and its exhibits. Cummins will provide without charge, upon written or oral request, copies of the documents incorporated by reference in Item 3 of Part II of the Registration Statement, which include Cummins’s periodic filings made with the SEC. Cummins incorporates these periodic filings by reference into this document. Cummins will also provide without charge, upon written or oral request, copies of all other documents it is required to deliver under Rule 428(b) under the Securities Act of 1933. These requests and other requests for additional information regarding the Plan should be directed to:

Cummins Inc.
500 Jackson Street
P.O. Box 3005
Columbus, Indiana 47202-3005
Attention: Corporate Secretary
Telephone: (812) 377-3609
5.
The following is a general discussion of the current U.S. federal income tax consequences of purchasing Plan Shares under the Plan, is not intended to be complete and is subject to change. State and local tax treatment (including tax treatment in countries outside the U.S.) may vary from the U.S. federal income tax treatment discussed below and is not discussed in this summary. Participants should consult their tax advisors about their particular transactions in connection with the Plan.

•
Participants’ contributions under the Plan will be “after tax” contributions; i.e., they will be taxed under the normal rules that apply to compensation.

•
Employer Contributions and dividends will also be taxable as compensation to the Participant to whose Account they are credited.

•
When Plan Shares are sold upon the request of a Participant, the Participant will recognize long or short-term capital gain or loss on the Plan Shares, depending on the Participant’s tax basis in the Plan Shares and the length of time the Participant has held the Plan Shares.

•
Additional information concerning taxes is provided in Section 10.03 of the Plan.

6.
Cummins may, as a condition of accepting any purchase of Plan Shares, require the purchasing Participant to represent to Cummins that he or she is purchasing the Plan Shares for investment and not with a view to resale or distribution.

SHAREOWNER SERVICESP.O. BOX 64945ST. PAUL, MN 55164-0945SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M., Eastern Time the day before the meeting date or, if you are voting shares held in the Cummins Retirement and Savings Plans, until 11:59 P.M., Eastern Time on May 7, 2023 (the "Plan Cut-off Date"). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/CMI2023You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M., Eastern Time the day before the meeting date or until the Plan Cut-off Date, as applicable. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. In order to assure that your proxy card is tabulated in time to be voted at the meeting, you must return your proxy card to the above address by 11:59 P.M., Eastern Time, on May 8, 2023 or by the Plan Cut-off Date, as applicable.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V00198-P83655 KEEP THIS PORTION FOR YOUR RECORDS CUMMINS INC. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following:Election of DirectorsNominees: For Against Abstain 1)N. Thomas Linebarger2)Jennifer W. Rumsey !!!!!! The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 3)Gary L. Belske !!! 13)Advisory vote to approve the compensation of our named!!!executive officers as disclosed in the proxy statement. 4)Robert J. Bernhard !!! The Board of Directors recommends you vote 1 Year 2 Years 1 YEAR on following proposal: 3 Years Abstain 5)Bruno V. Di Leo Allen6)Stephen B. Dobbs !!!!!! 14)Advisory vote on the frequency of future advisory !votes on executive compensation.The Board of Directors recommends you vote FOR the following proposals: !!!For Against Abstain 7)Carla A. Harris8)Thomas J. Lynch !!!!!! 15)Proposal to ratify the appointment of PricewaterhouseCoopers LLP!!!as our auditors for 2023.16)Approval of the Cummins Inc. Employee Stock Purchase!!!Plan, as amended. 9)William I. Miller !!! The Board of Directors recommends you vote AGAINST the following proposals: For Against Abstain 10)Georgia R. Nelson11)Kimberly A. Nelson12)Karen H. Quintos !!!!!!!!! 17)The shareholder proposal regarding an independent!!!chairman of the board.18)The shareholder proposal regarding linking executive compensation to achieving 1.5°C emissions reductions.NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement and Annual Report are available at www.proxyvote.com.V00199-P83655CUMMINS INC.Annual Meeting of Shareholders May 9, 2023 at 11:00 a.m., EDTThis proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) Jennifer Rumsey as proxy, with the power to appoint her substitute, and hereby authorize(s) her to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Cummins Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 a.m., EDT on May 9, 2023, virtually at www.virtualshareholdermeeting.com/CMI2023, and any adjournment or postponement thereof. This appointment of proxy does not apply to shares of Cummins Inc. common stock held in the Cummins Retirement and Savings Plans (the "Cummins RSP") addressed below.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Director's recommendations.This card also constitutes voting instructions to the trustee of the Cummins RSP. If you are a participant in a Cummins RSP and shares of Cummins Inc. common stock are held in the shares, by providing voting instructions you will be considered a named fiduciary with respect to the shares allocated to the shares solely for purposes of this proxy solicitation. If no voting instructions are provided, shares held in these accounts will be voted in the same manner and proportion as shares with respect to which valid voting instructions were received. Any instructions received by the trustee from participants regarding their vote shall be confidential. Cummins RSP participants are invited to attend the annual meeting. However, they cannot vote the shares in their Cummins RSP virtually at the annual meeting.Continued and to be signed on reverse side